UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Virtus Strategy Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS STRATEGY TRUST

September 30, 2022
Virtus Convertible Fund* (f/k/a Virtus AllianzGI Convertible Fund)
Virtus Duff & Phelps Water Fund* (f/k/a Virtus AllianzGI Water Fund)
Virtus Global Allocation Fund* (f/k/a Virtus AllianzGI Global Allocation Fund)
Virtus International Small-Cap Fund* (f/k/a Virtus AllianzGI International Small-Cap Fund)
Virtus Newfleet Short Duration High Income Fund* (f/k/a Virtus AllianzGI Short Duration High Income Fund)
Virtus NFJ Emerging Markets Value Fund
Virtus NFJ Global Sustainability Fund* (f/k/a Virtus AllianzGI Global Sustainability Fund)
Virtus Seix High Yield Income Fund* (f/k/a Virtus AllianzGI High Yield Bond Fund)
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Convertible Fund (“Convertible Fund”) (f/k/a AllianzGI Convertible Fund)	9	40
Virtus Duff & Phelps Water Fund (“Duff & Phelps Water Fund”) (f/k/a AllianzGI Water Fund)	13	43
Virtus Global Allocation Fund (“Global Allocation Fund”) (f/k/a AllianzGI Global Allocation Fund)	17	44
Virtus International Small-Cap Fund (“International Small-Cap Fund”) (f/k/a AllianzGI International Small-Cap Fund)	21	54
Virtus Newfleet Short Duration High Income Fund (“Newfleet Short Duration High Income Fund”) (f/k/a AllianzGI Short Duration High Income Fund)	25	56
Virtus NFJ Emerging Markets Value Fund (“NFJ Emerging Markets Value Fund”)	29	60
Virtus NFJ Global Sustainability Fund (“NFJ Global Sustainability Fund”) (f/k/a AllianzGI Global Sustainability Fund)	32	62
Virtus Seix High Yield Income Fund (“Seix High Yield Income Fund”) (f/k/a AllianzGI High Yield Bond Fund)	36	64
Statements of Assets and Liabilities		69
Statements of Operations		73
Statements of Changes in Net Assets		76
Financial Highlights		79
Notes to Financial Statements		86
Report of Independent Registered Public Accounting Firm		106
Tax Information Notice		107
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		108
Statement Regarding Liquidity Risk Management Program		110
Fund Management Tables		111
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Strategy Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended September 30, 2022.
We previously notified shareholders that the subadviser of your Fund1 changed effective July 25, 2022. Importantly, even with the replacement of subadvisers, there were no changes to the investment objective of your Fund. In some cases, the same portfolio team continues to manage the Fund as part of a different subadviser, and in most instances, there have been only minor adjustments to the investment process to align with the new subadviser’s investment approach and capabilities. A member of our customer service team would be glad to answer any questions you might have about these changes. Please call them at 800-243-1574.
During the reporting period, market strength in 2021 was followed by volatility in the first nine months of 2022. The Federal Reserve (the “Fed”) and other central banks raised interest rates and tightened monetary policy in an effort to fight rising inflation. Russia’s invasion of Ukraine in February created geopolitical uncertainty and contributed to rising prices, particularly for energy and food.
Domestic equity indexes recorded declines for the 12 months ended September 30, 2022. U.S. large-capitalization stocks were down 15.47%, as measured by the S&P 500® Index, and small-cap stocks lost 23.50%, as measured by the Russell 2000® Index. Losses were also felt across international equities, with developed markets, as measured by the MSCI EAFE® Index (net), declining 25.13%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were down 28.11%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.83% on September 30, 2022, from 1.52% on September 30, 2021, as the Fed implemented several large interest rate hikes. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 14.60% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, lost 14.14%.
While market volatility can be challenging, staying focused on your long-term goals can help. Thank you for your continued confidence in us.
Sincerely,
George R. Aylward
President, Virtus Strategy Trust
November 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

1 There was no change to the subadviser of the Virtus NFJ Emerging Markets Value Fund.

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF April 1, 2022 TO September 30, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Strategy Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class P shares, Institutional Class shares, Class R6 shares and Administrative Class shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended September 30, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Convertible Fund
	Class A	$ 1,000.00	$ 847.10	0.96%	$ 4.45
	Class C	1,000.00	843.90	1.73	8.00
	Class P	1,000.00	848.20	0.71	3.29
	Institutional Class	1,000.00	848.30	0.71	3.29
	Class R6	1,000.00	848.80	0.62	2.87
	Administrative Class	1,000.00	847.20	0.93	4.31
Duff & Phelps Water Fund
	Class A	1,000.00	799.90	1.22	5.50
	Class C	1,000.00	796.40	1.97	8.87
	Class P	1,000.00	800.60	0.94	4.24
	Institutional Class	1,000.00	800.90	0.93	4.20
Global Allocation Fund
	Class A	1,000.00	843.90	0.52	2.40
	Class C	1,000.00	841.40	1.27	5.86
	Class P	1,000.00	844.70	0.32	1.48
	Institutional Class	1,000.00	845.40	0.29	1.34
	Class R6	1,000.00	845.40	0.22	1.02
	Administrative Class	1,000.00	844.20	0.47	2.17
International Small-Cap Fund
	Class A	1,000.00	761.20	1.26	5.56
	Class C	1,000.00	758.60	2.01	8.86
	Class P	1,000.00	761.80	1.11	4.90
	Institutional Class	1,000.00	762.20	1.05	4.64
	Class R6	1,000.00	762.20	1.01	4.46
Newfleet Short Duration High Income Fund
	Class A	1,000.00	930.20	0.86	4.16
	Class C	1,000.00	928.60	1.11	5.37
	Class P	1,000.00	930.80	0.65	3.15
	Institutional Class	1,000.00	930.90	0.60	2.90
	Class R6	1,000.00	931.20	0.55	2.66

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2022 TO September 30, 2022
		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
NFJ Emerging Markets Value Fund
	Class A	$1,000.00	$757.20	1.15%	$5.07
	Class C	1,000.00	754.50	1.90	8.36
	Class P	1,000.00	757.50	1.00	4.41
	Institutional Class	1,000.00	758.40	0.90	3.97
NFJ Global Sustainability Fund
	Class A	1,000.00	752.70	0.94	4.13
	Class P	1,000.00	752.90	0.79	3.47
	Institutional Class	1,000.00	753.70	0.69	3.03
Seix High Yield Income Fund
	Class A	1,000.00	878.40	1.13	5.32
	Class C	1,000.00	876.10	1.82	8.56
	Class P	1,000.00	880.60	0.81	3.82
	Institutional	1,000.00	879.10	0.84	3.96
	Administrative Class	1,000.00	878.30	1.03	4.85

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Convertible Fund
	Class A	$ 1,000.00	$ 1,020.26	0.96%	$ 4.86
	Class C	1,000.00	1,016.39	1.73	8.74
	Class P	1,000.00	1,021.51	0.71	3.60
	Institutional Class	1,000.00	1,021.51	0.71	3.60
	Class R6	1,000.00	1,021.96	0.62	3.14
	Administrative Class	1,000.00	1,020.41	0.93	4.71
Duff & Phelps Water Fund
	Class A	1,000.00	1,018.95	1.22	6.17
	Class C	1,000.00	1,015.19	1.97	9.95
	Class P	1,000.00	1,020.36	0.94	4.76
	Institutional Class	1,000.00	1,020.41	0.93	4.71
Global Allocation Fund
	Class A	1,000.00	1,022.46	0.52	2.64
	Class C	1,000.00	1,018.70	1.27	6.43
	Class P	1,000.00	1,023.46	0.32	1.62
	Institutional Class	1,000.00	1,023.61	0.29	1.47
	Class R6	1,000.00	1,023.97	0.22	1.12
	Administrative Class	1,000.00	1,022.71	0.47	2.38

VIRTUS STRATEGY TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF April 1, 2022 TO September 30, 2022
		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
International Small-Cap Fund
	Class A	$1,000.00	$1,018.75	1.26%	$ 6.38
	Class C	1,000.00	1,014.99	2.01	10.15
	Class P	1,000.00	1,019.50	1.11	5.62
	Institutional Class	1,000.00	1,019.80	1.05	5.32
	Class R6	1,000.00	1,020.00	1.01	5.11
Newfleet Short Duration High Income Fund
	Class A	1,000.00	1,020.76	0.86	4.36
	Class C	1,000.00	1,019.50	1.11	5.62
	Class P	1,000.00	1,021.81	0.65	3.29
	Institutional Class	1,000.00	1,022.06	0.60	3.04
	Class R6	1,000.00	1,022.31	0.55	2.79
NFJ Emerging Markets Value Fund
	Class A	1,000.00	1,019.30	1.15	5.82
	Class C	1,000.00	1,015.54	1.90	9.60
	Class P	1,000.00	1,020.05	1.00	5.06
	Institutional Class	1,000.00	1,020.56	0.90	4.56
NFJ Global Sustainability Fund
	Class A	1,000.00	1,020.36	0.94	4.76
	Class P	1,000.00	1,021.11	0.79	4.00
	Institutional Class	1,000.00	1,021.61	0.69	3.50
Seix High Yield Income Fund
	Class A	1,000.00	1,019.40	1.13	5.72
	Class C	1,000.00	1,015.94	1.82	9.20
	Class P	1,000.00	1,021.01	0.81	4.10
	Institutional	1,000.00	1,020.86	0.84	4.26
	Administrative Class	1,000.00	1,019.90	1.03	5.22

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited)
September 30, 2022
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index
The composite index consists of 60% MSCI All Country World Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Alternative Credit Enhancement Securities® (“ACES”)
ACEs, a type of multiclass mortgage-related security in which interest and principal payments from multifamily mortgages are structured into separately traded securities.
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate Investment Grade Bond Index
The Bloomberg U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Dow Jones Sustainability World Index (net)
The Dow Jones Sustainability World Index tracks the performance of the top 10% of the 2,500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
European Central Bank (“ECB”)
The ECB is the central bank of the 19 European Union countries which use the euro. The bank main task is to maintain price stability, by making sure that inflation remains low, stable and predictable.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Home Loan Mortgage Corporation (“Freddie Mac”)
A government-owned corporation that buys mortgages and packages them into mortgage-backed securities.
Federal National Mortgage Association (“Fannie Mae”)
A government-sponsored, publicly traded enterprise that makes mortgages available to low- and moderate-income borrowers. It does not provide loans, but backs or guarantees them in the secondary mortgage market.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2022
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Global Depositary Receipt (“GDR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by an international bank or a trust. Foreign companies use GDRs in order to make it easier for foreign investors to buy their shares.
Government National Mortgage Association (“Ginnie Mae”)
A U.S. government corporation that guarantees the timely payment of principal and interest on mortgage-backed securities (MBSs) issued by approved Ginnie Mae lenders, with the goal of expanding the pool of homeowners by mostly aiding lending to homeowners who are traditionally underserved in the mortgage marketplace such as first-time home buyers and low-income borrowers.
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index
The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA 10+ Year U.S. Cash Pay High Yield Index
ICE BofA 10+ Year U.S. Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity greater than or equal to 10 years. ICE BofA U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. Distressed High Yield Index
The ICE BofA U.S. Distressed High Yield Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Markit CDX® Emerging Markets Index (“CDX.EM”)
CDX.EM is composed of Sovereign issuers from Latin America, Eastern Europe, the Middle East, Africa and Asia as published by Markit from time to time.
Markit CDX® North American High Yield Index (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings as published by Markit® from time to time.
Markit CDX® North American Investment Grade Index (“CDX.NA.IG”)
CDX.NA.IG is comprised of one hundred twenty five (125) of the most liquid North American entities with investment grade credit ratings as published by Markit® from time to time.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2022
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of underlying home loans bought from banks which issue them.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Small Cap Index (net)
The MSCI EAFE® Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Ex USA Small Cap Index (net)
The MSCI World ex USA Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Option-adjusted spread (“OAS”)
An option-adjusted spread is the difference between the yield of a security that pays fixed interest payments and the current U.S. Treasury rates, which represents the rate of return on a risk-free investment.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Global Water Index (net)
The S&P 500® Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.
S&P Global Broad Market Index (“BMI”)
The BMI series is the only global index suite with a transparent, modular structure that has been fully float adjusted since 1989. This comprehensive, rules-based index series employs a transparent and consistent methodology across all countries and includes more than 14,000 stocks from 25 developed and 24 emerging markets. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS STRATEGY TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
September 30, 2022
S&P Global Water Index (net)
The S&P Global Water Index (net) is a modified capitalization-weighted index comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.
Yield to worst
Yield to worst is the lowest possible yield a bondholder could receive if the issuer redeems a bond before the maturity date.

Ticker Symbols:
Class A : ANZAX
Class C: ANZCX
Class P: ANCMX
Institutional Class: ANNPX
Class R6: VAADX
Administrative Class: ANNAX
Convertible Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Voya Investment Management Co., LLC
■	The Fund is diversified and has an investment objective of seeking maximum total return, consisting of capital appreciation and current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -20.06%, Class C shares at NAV returned -20.67%, Class P shares at NAV returned -19.86%, Institutional Class shares at NAV returned -19.86%†, Class R6 shares at NAV from January 31, 2022 (inception date) through September 30, 2022, returned -13.67%* and Administrative Class shares at
NAV returned -20.05%. For the fiscal year ended September 30, 2022, the ICE BofA U.S. Convertibles Index, the Fund’s style-specific benchmark appropriate for comparison, returned -20.01%.
   † See footnote 5 on page 12.
  *Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
Most markets sold off sharply as macroeconomic risks intensified over the course of the fiscal year. The war in Ukraine and overseas COVID-19 policies pressured investor sentiment initially. These concerns were eventually overshadowed by global recession fears, tightening global central banks, rising interest rates, persistent inflation, yield curve inversion, and currency volatility. In addition, corporate earnings were mixed, and management teams generally provided cautious outlooks, highlighting the difficult operating environment due to a host of sales and profitability headwinds.
By the end of the period, equities had declined 15% for the 12-month period, as measured by the S&P 500® Index, and convertible securities fell 20%, as measured by the ICE BofA U.S. Convertibles Index. Weakness was not isolated to risk assets, as safer investments such as investment grade credit returned -18%, as measured by the Bloomberg U.S. Corporate Investment Grade Bond Index, and 10-year U.S. Treasuries returned -16% for the same period.
Voya Investment Management became the subadviser of the Fund effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during its fiscal year?
The Fund produced a negative total return for the 12 months ended September 30, 2022, performing in line with its benchmark ICE BofA US Convertibles Index. Sector allocations that helped relative performance during the period included consumer discretionary, energy, media, telecommunications, and industrials. Conversely, sector allocations that hurt relative performance during the period included utilities, technology, financials, materials, and transportation.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Counterparties: There is risk that a party upon whom the portfolio relies to complete a transaction will default.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prepayments/Calls: If issuers prepay or call fixed rate obligations when interest rates fall, it may force the Fund to reinvest at lower interest rates.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Convertible Fund (Continued)
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Convertible Bonds and Notes	84%
Internet	12%
Software	11
Biotechnology	7
All other Convertible Bonds and Notes	54
Convertible Preferred Stocks	11
Short-Term Investment	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Convertible Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-20.06%	11.35%	10.44%	— %	—
Class A shares at POP[3,4]	-24.45	10.09	9.82	—	—
Class C shares at NAV[2] and with CDSC[4]	-20.67	10.50	9.63	—	—
Class P shares at NAV[2]	-19.86	11.62	10.72	—	—
Institutional Class shares at NAV[2]	-19.86 [5]	11.63	10.76	—	—
Class R6 shares at NAV[2]	—	—	—	-13.67	1/31/22
Administrative Class shares at NAV[2]	-20.05	11.38	10.51	—	—
ICE BofA U.S. Convertibles Index	-20.01	9.28	10.14	-14.37 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.06%, Net 0.96%; Class C shares: Gross 1.80%, Net 1.73%; Class P shares: Gross 0.84%, Net 0.71%; Institutional Class shares: Gross 0.80%, Net 0.71%; Class R6 shares: Gross 0.74%, Net 0.62%; Administrative Class shares: Gross 0.99%, Net 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Convertible Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares, Institutional Class shares and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : AWTAX
Class C: AWTCX
Class P: AWTPX
Institutional Class: AWTIX
Duff & Phelps Water Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc. and Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -23.71%, Class C shares at NAV returned -24.32%, Class P shares at NAV returned -23.53%, and Institutional Class shares at NAV returned -23.48%. For the same period, the S&P Global Water Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -24.77% and MSCI All Country World Index (net), a broad-based index, returned -20.66%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
For the 12 months ended September 30, 2022, global equity markets, as measured by MSCI All Country World Index (net), fell sharply, finishing the fiscal year down -20.66%. After a promising first fiscal quarter, equity markets turned lower as central banks initiated a global synchronized tightening cycle to combat rapidly rising inflation. In response, bond yields rose significantly, with the U.S. 10-year Treasury bond yield increasing from 1.49% to 3.83%, while equity price-earnings ratios declined. The Russia-Ukraine war and China’s zero-COVID policy further pressured economic outlooks and equity markets, as investors feared the world would tip into recession. Despite economic downside, centrals banks remained committed to taming inflation and continued tightening monetary policy, limiting brief equity market rallies over the period.
Every sector in the MSCI AC World Index fell during the period, except for energy. Energy stocks soared as oil and natural gas prices skyrocketed following Russia’s invasion of Ukraine, and remained supported by persistent undersupply. Defensive sectors such as utilities and consumer staples outperformed in response to the elevated risk of recession. Communication services, consumer discretionary, and information technology sectors lagged during the period as higher interest rates reduced the value of growth-oriented stocks.
Duff & Phelps Investment Management Co. (DPIM) became the subadviser of the Fund effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance from September 30, 2021, through July 25, 2022?
The Fund delivered negative absolute returns for the period from September 30, 2021, through July 25, 2022. Negative performance was driven by weak stock selection across the five sectors where the Fund was invested. These results were partially offset by strong sector allocation, primarily within utilities.
From an individual stock perspective, Franklin Electric (water distribution and management), Valmont Industries (irrigation equipment), Thermo Fisher Scientific (scientific instrumentation), Waste Management (waste and environmental services), and Tetra Tech (environmental engineering) were the strongest absolute contributors to results.
In contrast, Xylem (smart water technology provider), Geberit (sanitary parts manufacturer), Halma (safety equipment), Alfa Laval (fluid control), and Veolia Environnement (French water utility) were the largest absolute detractors from results.
What factors affected the Fund’s performance during from July 25, 2022 through the fiscal year-end on September 30, 2022?
The Fund declined in line with global equity markets during the period, but outpaced the S&P Global Water Index (net). Water stocks proved they were not immune to the negative effects of rising interest rates and elevated recession fears. Amid a difficult backdrop, water companies proved resilient, posting strong earnings results. On the other hand, price-earnings ratios declined, reflecting negative sentiment about market headwinds rather than fundamental weakness in the stocks. This drove negative performance during the period.
From an individual stock perspective, American Water Works, Severn Trent, Veolia Environment, Essential Utilities, and Pennon Group, all water utilities, were the largest absolute detractors from results.
For the two-month period, the top five positive contributors were Advanced Drainage Systems (storm water management and wastewater solutions), Deere & Company (agriculture equipment), Hera (water utility), Itron (smart meter provider), and Core & Main (water equipment distributor).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Water-Related Risk: Because the Fund focuses its investments in water-related companies, it is
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Water Fund (Continued)
particularly affected by events or factors relating to this sector, which may increase risk and volatility.
Focused Investments: To the extent the Fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Sustainable Investing: Because the Fund focuses on investments in companies that the subadviser believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Machinery	26%
Water Utilities	23
Life Sciences Tools & Services	10
Building Products	10
Electronic Equipment, Instruments & Components	6
Construction & Engineering	6
Commercial Services & Supplies	6
Multi-Utilities	5
Professional Services	4
Chemicals	2
Other (includes short-term investment)	2
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Water Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-23.71%	4.29%	6.85%
Class A shares at POP[3,4]	-27.90	3.11	6.25
Class C shares at NAV[2] and with CDSC[4]	-24.32	3.50	6.04
Class P shares at NAV[2]	-23.53	4.57	7.13
Institutional Class shares at NAV[2]	-23.48	4.58	7.17
MSCI All Country World Index (net)	-20.66	4.44	7.28
S&P Global Water Index (net)	-24.77	5.77	8.72
Fund Expense Ratios[5]: Gross 1.44%, Net 1.22%; Class C shares: Gross 2.20%, Net 1.97%; Class P shares: Gross 1.22%, Net 0.94%; Institutional Class shares: Gross 1.20%, Net 0.93%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Water Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : PALAX
Class C: PALCX
Class P: AGAPX
Institutional Class: PALLX
Class R6: AGASX
Administrative Class: AGAMX
Global Allocation Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc.
■	The Fund is diversified and has an investment objective of seeking after-inflation capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -17.65%, Class C shares at NAV returned -18.21%, Class P shares at NAV returned -17.46%, Institutional Class shares at NAV returned -17.42%, Class R6 shares at NAV returned -17.37%, and Administrative Class shares at NAV returned -17.61%. For the same period, the 60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned -18.08%, Bloomberg U.S. Aggregate Bond Index and MSCI All Country World Index (net), both broad-based indexes, returned -14.60%, and -20.66%, respectively.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
For the 12-month period ended September 30, 2022, global equity markets first rose through the fourth quarter of 2021 in anticipation of the continued post-pandemic economic reopening. Global equities then fell significantly through the first nine months of 2022, giving back all the gains of the previous year.
Investors and central banks around the world became increasingly concerned about inflation, which led to an escalation in the hawkish tone, indicating that keeping inflation under control is their primary goal, of the U.S. Federal Reserve (the Fed). Headline inflation in the U.S. rose to the highest levels since the 1980s. The Fed signaled that rate hikes were coming in late 2021 and, despite increasing the benchmark interest rate by one quarter of a percentage point in March 2022, inflation continued to rise. This caused the Fed to increase rates by half of a percentage point, followed by three increases of three-quarters of a percentage point. At the end of the period, the Fed had enacted the most aggressive series of consecutive rate hikes in recent U.S. history.
During the same period, Russia’s invasion of Ukraine created another inflationary impulse in the global economy through higher energy and food prices. Other central banks, including the European Central Bank (ECB), similarly embarked on rate hikes. Both the Bloomberg U.S. Aggregate Bond Index and U.S. equities as measured by the S&P 500® Index fell approximately 15% over the 12-month period. Higher interest rates lowered the valuations of growth-oriented companies. Recession concerns lowered forward earnings expectations and increased credit spreads for mortgage-backed securities and corporate bonds. Spreads refer to the difference in yield between these bond sectors and a benchmark bond measure, such as Treasury bonds.
Virtus Investment Advisers, Inc. (VIA) began directly managing the Fund (without a subadviser) effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during its fiscal year?
For the 12 months ended September 30, 2022, the Fund outperformed its blended benchmark (60% MSCI All Country World Index (net)/40% Bloomberg U.S. Aggregate Bond Index).
Top contributors to results came from the Fund’s allocation across asset classes in response to changing market and macroeconomic factors using equity and fixed income futures. In particular, the Fund’s short exposure to global equities via equity index futures during periods when equities underperformed other asset classes contributed, as did a short exposure to global fixed income through bond futures when yields rose. In addition, within the equity component of the Fund, several clean-energy-themed securities contributed to results for the fiscal year, despite giving back some performance in the final quarter. In the fixed income component of the Fund, security selection within sustainably oriented fixed income exposures, including green bonds, also contributed.
Conversely, detractors for the fiscal year stemmed from security selection in the Fund’s core equity component, including the Virtus NFJ Global Sustainability Fund. Additionally, exposure to lower volatility equities detracted from relative returns, as equities with higher volatility generally outperformed during the period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Allocation: The risk that the Fund’s exposure to equities and fixed income securities, or different asset classes, may vary from the intended allocation or may not be optimal for market conditions at a given time.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Sustainable Investing: Because the Fund focuses on investments in companies that the subadviser believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Global Allocation Fund (Continued)
Underlying Fund Risk: The Fund will be indirectly affected by factors, risks and performance specific to any other fund in which it invests.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Affiliated Mutual Fund	32%
Corporate Bonds and Notes	16
Banks	5%
Electric Utilities	2
Diversified Financial Services	1
All other Corporate Bonds and Notes	8
Common Stocks	13
Pharmaceuticals	1
Food Products	1
Diversified Telecommunication Services	1
All other Common Stocks	10
U.S. Government Securities	11
Mortgage-Backed Securities	9
Asset-Backed Securities	7
Short-Term Investment	7
Other	5
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Global Allocation Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-17.65%	2.02%	3.89%	— %	—
Class A shares at POP[3,4]	-22.18	0.87	3.31	—	—
Class C shares at NAV[2] and with CDSC[4]	-18.21	1.27	3.12	—	—
Class P shares at NAV[2]	-17.46	2.24	4.13	—	—
Institutional Class shares at NAV[2]	-17.42	2.29	4.13	—	—
Class R6 shares at NAV[2]	-17.37	2.34	—	4.14	9/8/15
Administrative Class shares at NAV[2]	-17.61	2.35	4.06	—	—
60% MSCI All Country World Index (net) / 40% Bloomberg U.S. Aggregate Bond Index	-18.08	2.85	4.91	4.67 [5]	—
MSCI All Country World Index (net)	-20.66	4.44	7.28	6.99 [5]	—
Bloomberg U.S. Aggregate Bond Index	-14.60	-0.27	0.89	0.62 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.42%, Net 0.72%; Class C shares: Gross 2.15%, Net 1.47%; Class P shares: Gross 1.19%, Net 0.52%; Institutional Class shares: Gross 1.18%, Net 0.49%; Class R6 shares: Gross 1.11%, Net 0.42%; Administrative Class shares: Gross 1.36%, Net 0.67%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Global Allocation Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares, Institutional Class shares and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : AOPAX
Class C: AOPCX
Class P: ALOPX
Institutional Class: ALOIX
Class R6: AIISX
International Small-Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc.
■	The Fund is diversified and has an investment objective of seeking maximum long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -34.78%†, Class C shares at NAV returned -35.24%, Class P shares at NAV returned -34.68%†, Institutional Class shares at NAV returned -34.62%, and Class R6 shares at NAV returned -34.60%. For the same period, the MSCI World ex USA Small Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -30.80% and MSCI EAFE® Small Cap Index (net), a broad-based index, returned -32.06%.
   † See footnote 3 on page 24.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
Following a strong return in the prior fiscal year through September of 2021, markets tumbled in the 12 months ended September 30, 2022. The international small-cap market experienced volatility after the outbreak of the Russia-Ukraine war. A sudden shortage of oil due to the war led to a surge in oil prices and was a key driver in the outperformance of the energy sector. For the 12-month period, energy was the only sector to post a positive return. Central banks, led by the U.S. Federal Reserve (the Fed), raised interest rates in an effort to curtail the highest inflation in decades. Real estate companies and real estate investment trusts (REITs) fell out of favor as a result.
Over the 12-month period, international small-cap stocks underperformed international large caps. The top-performing sectors in the MSCI World Ex USA
Small Cap Index (net) were energy, utilities, and materials, while health care, communication services, and information technology were the worst performers. From a country perspective, Singapore, Israel, and Ireland were the best-performing countries, and Sweden, Germany, and Finland underperformed the most.
Virtus Investment Advisers, Inc. (VIA) began directly managing the Fund (without a subadviser) effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during the first 10 months of the fiscal year, from September 30, 2021, through July 25, 2022?
The Fund underperformed the MSCI World Ex USA Small Cap Index (net) for the 10-month period ended July 25, 2022.
Security selection was the primary driver of the Fund’s underperformance, although sector decisions also detracted from relative performance. Security selection was most disappointing in industrials, consumer staples, and materials, while security selection in information technology, consumer discretionary, and communication services added value. In industrials, budget airline Wizz Air Holdings Plc (U.K.) and Jungheinrich AG (Germany), a leading intralogistics provider, detracted the most from relative returns.
Unimicron Technology Corp (Taiwan), a manufacturer of printed circuit boards, added the most value in information technology. Shimamura Co (Japan), an operator of retail stores in Japan selling clothing, bedding, and furnishings, was the top contributor in consumer discretionary, while Auto Trader Group PLC (U.K.), a digital automotive business, contributed the most in communication services.
The sector allocations with the largest impact on the Fund’s relative return were the underweight in the top-performing energy sector, which detracted the most from the Fund’s relative return, and the underweight in consumer discretionary, which was the top positive contributor.
From a country perspective, security selection in Switzerland, Canada, and Germany hurt relative performance most, while security selection in Italy, Finland, and Norway added the most value.
What factors affected the Fund’s performance during from July 25, 2022 through the fiscal year-end on September 30, 2022?
For the last two months of the fiscal year, the Fund outperformed the MSCI World ex USA Small Cap Index (net). Both security selection and sector allocation contributed to the Fund’s outperformance. Security selection was strongest in industrials, financials, and information technology and weakest in utilities, consumer discretionary, and energy. The underweight in real estate and overweight in energy added value, while the overweight in information technology and underweight in materials detracted.
From a country perspective, allocations drove the positive relative return, with an underweight allocation in the U.K. contributing the most, followed by the exposure to Taiwan and an underweight in Sweden. The Fund’s underweight to Japan was the largest detractor.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

International Small-Cap Fund (Continued)
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Oil, Gas & Consumable Fuels	8%
Banks	8
Electronic Equipment, Instruments & Components	6
Trading Companies & Distributors	5
Equity Real Estate Investment	5
Chemicals	4
Food Products	4
Capital Markets	4
Insurance	3
Metals & Mining	3
Other (includes short-term investment)	50
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

International Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-34.78% [3]	-3.91%	3.60%	— %	—
Class A shares at POP[4,5]	-38.37	-4.99	3.01	—	—
Class C shares at NAV[2] and with CDSC[5]	-35.24	-4.65	2.81	—	—
Class P shares at NAV[2]	-34.68 [3]	-3.77	3.76	—	—
Institutional Class shares at NAV[2]	-34.62	-3.71	3.82	—	—
Class R6 shares at NAV[2]	-34.60	-3.67	—	1.07	2/1/16
MSCI World Ex USA Small Cap Index (net)	-30.80	-1.24	4.78	3.97 [6]	—
MSCI EAFE Small Cap Index (net)	-32.06	-1.79	5.28	3.45 [6]	—
Fund Expense Ratios[7]: Gross 1.67%, Net 1.25%; Class C shares: Gross 2.43%, Net 2.00%; Class P shares: Gross 1.43%, Net 1.10%; Institutional Class shares: Gross 1.43%, Net 1.04%; Class R6 shares: Gross 1.34%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

International Small-Cap Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : ASHAX
Class C: ASHCX
Class P: ASHPX
Institutional Class: ASHIX
Class R6: ASHSX
Newfleet Short Duration High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc. and Newfleet Asset Management
■	The Fund is diversified and has an investment objective of seeking a high level of current income with lower volatility than the broader high yield market. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -6.98%†, Class C shares at NAV returned -7.20%†, Class P shares at NAV returned -6.83%†, Institutional Class shares at NAV returned -6.78%, and Class R6 shares at NAV returned -6.74%. For the same period, the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index, the Fund’s style-specific benchmark appropriate for comparison, returned -5.15%.
   † See footnote 3 on page 28.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
The high yield bond market declined during the fiscal year, with rising interest rates and widening credit spreads – defined as the difference in yield between high yield bonds and a benchmark bond measure, such as Treasury bonds – acting as headwinds. High inflation led the Federal Reserve (the Fed) to tighten monetary policy through a series of interest rate increases, while signaling additional hikes to come.
Meanwhile, war between Ukraine and Russia added to the macroeconomic risks, and caused higher electricity and natural gas prices in Europe. Consequently, market participants began to price a recession into the market via higher credit spreads. This was particularly true in the riskiest part of the market – bonds rated CCC and below – which underperformed higher-quality areas of the market.
These issues, plus poor performance, led to outflows from high yield bonds. However, this had a more muted impact on returns due to new issue supply being much lower than in prior years.
Newfleet Asset Management became the subadviser of the Fund effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during the first 10 months of the fiscal year, from September 30, 2021, through July 25, 2022?
The Fund produced a negative total return for the 10 months from September 30, 2021, through July 25, 2022, but delivered a high level of income over the same period. Performance during the reporting period was broadly impacted by weakness across the corporate fixed income market. Most industries detracted from performance over the period.
Financial services and basic industries & real estate had the greatest negative impact on performance.
Energy and metals/mining (excluding steel) were the major positive contributors, but were not enough to offset the negative performance from the rest of the portfolio.
The Fund remained focused on credit quality and liquidity. Average duration, or sensitivity to changes in interest rates, in the Fund remained relatively low during the first 10 months of the fiscal year.
What factors affected the Fund’s performance during from July 25, 2022 through the fiscal year-end on September 30, 2022?
Widening high yield corporate credit spreads combined with rising interest rates hurt the Fund’s performance in the two months from the transition on July 25 through September 30, 2022. The Fund’s exposures to out-of-index sectors underperformed its high yield bonds, with bank loan underperformance offsetting allocations to outperforming cash and Treasuries.
Several large holdings of individual bonds acted as key contributors or detractors to performance. Bonds of air lessor FLY Leasing performed strongly following the company’s second quarter earnings conference call, as FLY’s owners signaled their willingness to provide capital to shore up liquidity. The bonds of Sunnova Energy, a renewable energy developer, rallied on news of the U.S. Inflation
Reduction Act, which provides higher subsidies to renewable energy projects. Midstream firm PBF Logistics’ bonds also performed well on news of its acquisition by parent company PBF Energy, along with a favorable environment for refiners.
Wireless insurance provider Asurion’s second lien loans – loans that are second in line to recover losses if a borrower is unable to pay its debts back – underperformed due to a mix of weaker results and general weakness in lower-rated portions of the bank loan market. Gas station and convenience store operator EG Group underperformed due to rising labor costs and weaker performance in its large U.K. division. Lastly, bonds of mortgage broker LD Holdings underperformed as the rapid rise in interest rates sharply reduced mortgage demand and the company struggled to reduce its cost structure at a similar rate.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Newfleet Short Duration High Income Fund (Continued)
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Corporate Bonds and Notes	88%
Diversified Financial Services	11%
Pipelines	9
Media	8
All other Corporate Bonds and Notes	60
Leveraged Loans	8
U.S. Government Security	2
Short-Term Investment	1
Preferred Stock	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Newfleet Short Duration High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-6.98% [3]	1.80%	2.98%	— %	—
Class A shares at POP[4,5]	-9.08	1.34	2.74	—	—
Class C shares at NAV[2] and with CDSC[5]	-7.20 [3]	1.55	2.71	—	—
Class P shares at NAV[2]	-6.83 [3]	2.01	3.18	—	—
Institutional Class shares at NAV[2]	-6.78	2.06	3.24	—	—
Class R6 shares at NAV[2]	-6.74	2.12	—	2.41	2/1/17
ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index	-5.15	2.51	3.50	2.77 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 0.96%, Net 0.86%; Class C shares: Gross 1.23%, Net 1.11%; Class P shares: Gross 0.76%, Net 0.65%; Institutional Class shares: Gross 0.74%, Net 0.60%; Class R6 shares: Gross 0.66%, Net 0.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Newfleet Short Duration High Income Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : AZMAX
Class C: AZMCX
Class P: AZMPX
Institutional Class: AZMIX
NFJ Emerging Markets Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -32.92%, Class C shares at NAV returned -33.40%, Class P shares at NAV returned -32.84%, and Institutional Class shares at NAV returned -32.75%. For the same period, the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -28.11%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
Emerging markets equities slumped as the Omicron variant of COVID-19 magnified supply chain challenges and precipitated lockdowns amid worldwide interest rate hikes and global inflation, particularly toward the second half of the fiscal year. Continued geopolitical turmoil, including Russia’s invasion of Ukraine and rising tensions between China and Taiwan, as well as a recent rise in the U.S. dollar, contributed to the slowing global economy.
Within the MSCI Emerging Markets Index, Indonesia, the United Arab Emirates, and Brazil led returns, while Russia slumped 100%, followed by weakness from South Korea, China, and Taiwan-based equities over the reporting period. The Index’s more defensive sectors including utilities and consumer staples, as well as financials and materials, held up on a relative basis. In contrast, the health care, communication services, technology, and consumer discretionary sectors posted the weakest results over the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
For the 12-month period ended September 30, 2022, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.
Negative stock selection drove performance results largely due to stock picking in communication services and financials. These results were only somewhat offset by positive stock selection in the materials and information technology sectors.
Sector allocation modestly detracted over the period, largely due to an overweight in technology and an underweight in financials, which dampened relative returns. Conversely, an underweight in consumer discretionary and an overweight in health care benefitted results.
By country, selection was strong across South Africa, Poland, and Saudi Arabia, while selection in Russia, Brazil, and India dampened relative returns. From an allocation standpoint, an overweight in the U.S. and underweight in Russia contributed, while underweight exposures across India and Saudi Arabia detracted during the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of September 30, 2022.
Information Technology	22%
Financials	19
Consumer Discretionary	15
Materials	12
Communication Services	10
Industrials	7
Consumer Staples	4
Other (includes short-term investment)	11
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

NFJ Emerging Markets Value Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-32.92%	-3.59%	1.13%	12/18/12
Class A shares at POP[3,4]	-36.61	-4.68	0.54	12/18/12
Class C shares at NAV[2] and with CDSC[4]	-33.40	-4.30	0.38	12/18/12
Class P shares at NAV[2]	-32.84	-3.47	1.28	12/18/12
Institutional Class shares at NAV[2]	-32.75	-3.35	1.38	12/18/12
MSCI Emerging Markets Index (net)	-28.11	-1.81	0.61 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.47%, Net 1.14%; Class C shares: Gross 2.20%, Net 1.89%; Class P shares: Gross 1.45%, Net 0.99%; Institutional Class shares: Gross 1.21%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 18, 2012 (inception date of the Fund), for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

NFJ Emerging Markets Value Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on December 18, 2012 (inception date of the Fund), for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : ASUAX
Class P: ASTPX
Institutional Class: ASTNX
NFJ Global Sustainability Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -25.53%, Class P shares at NAV returned -25.44%, and Institutional Class shares at NAV returned -25.34%†. For the same period, the MSCI All Country World Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -20.66% and Dow Jones Sustainability World Index (net), a broad-based index, returned -19.16%.
   † See footnote 5 on page 35.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
While U.S. equities largely held up on a relative basis, there were few places to hide as global markets slumped over the 12-month period. The Omicron variant of COVID-19 magnified supply chain challenges and precipitated lockdowns amid worldwide interest rate hikes and global inflation, particularly toward the second half of the fiscal year. Continued geopolitical turmoil, including Russia’s invasion of Ukraine and rising tensions between China and Taiwan, as well as a recent rise in the U.S. dollar, contributed to the slowing global economy.
Within the MSCI All Country World Index (net), the U.K. and North America held up on a relative basis, while Japan, the emerging markets, and Europe ex-U.K. experienced the weakest total returns over the reporting period. Energy was the only sector to deliver positive returns, boosted by rising oil prices and systemic supply challenges, followed by relative strength from more defensive sectors including utilities, consumer staples, and health care. In contrast, communication services, consumer discretionary, technology, and real estate posted double-digit declines over the 12-month period.
NFJ Investment Group, LLC (NFJ) became the subadviser of the Fund effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during the first 10 months of the fiscal year, from October 1, 2021, through July 25, 2022?
The Fund generated a negative return for the 10-month period. Negative performance was driven by weak stock selection across a few different sectors, in particular, consumer discretionary and industrials. These results were partially offset by an overweight to health care and underweights to both communication services and consumer discretionary.
From an individual stock perspective, UnitedHealth Group (healthcare provider), Apple (technology), AbbVie (biotechnology), Shell (oil and gas), and AstraZeneca (pharmaceuticals) were the strongest absolute contributors.
In contrast, Keyence Corp. (electronic equipment), Adidas (sports apparel), Kingspan Group (building products), PayPal Holdings (IT services), and Adobe (software) were the largest absolute detractors.
What factors affected the Fund’s performance during from July 25, 2022 through the fiscal year-end on September 30, 2022?
From July 25, 2022 through September 30, 2022, stock selection drove relative underperformance results, largely due to negative stock picking in health care and industrials. These results were only somewhat offset by positive stock selection in the energy sector.
Sector allocation modestly detracted over the period, largely due to an overweight in technology and underweight in consumer staples, which dampened relative returns. Conversely, an underweight in communication services and overweight in health care benefitted results.
By region, selection was strong across the U.K., while selection in North America and Europe ex-U.K.
dampened relative returns. From an allocation standpoint, an underweight in the emerging markets and an overweight in the U.K. contributed, while an overweight in Europe ex-U.K. and an underweight in North America detracted from performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Sustainable Investing: Because the Fund focuses on investments in companies that the subadviser believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

NFJ Global Sustainability Fund (Continued)
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Software	11%
IT Services	11
Semiconductors & Semiconductor Equipment	8
Building Products	7
Healthcare Equipment & Supplies	7
Pharmaceuticals	6
Machinery	5
Oil, Gas & Consumable Fuels	5
Capital Markets	5
Life Sciences Tools & Services	4
Other (includes short-term investment)	31
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

NFJ Global Sustainability Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-25.53%	4.60%	5.65%	12/9/14
Class A shares at POP[3,4]	-29.62	3.42	4.88	12/9/14
Class P shares at NAV[2]	-25.44	4.75	5.80	12/9/14
Institutional Class shares at NAV[2]	-25.34 [5]	4.84	5.90	12/9/14
MSCI All Country World Index (net)	-20.66	4.44	5.55 [6]	—
Dow Jones Sustainability World Index (net)	-19.16	4.66	5.67 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.35%, Net 0.94%; Class P shares: Gross 1.11%, Net 0.79%; Institutional Class shares: Gross 1.06%, Net 0.69%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 9, 2014 (inception date of the Fund), for Class A shares and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

NFJ Global Sustainability Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on December 9, 2014 (inception date of the Fund), for Class P shares and Institutional Class shares. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the Fund’s inception date.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A : AYBAX
Class C: AYBCX
Class P: AYBPX
Institutional: AYBIX
Administrative Class: AYBVX
Seix High Yield Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Virtus Investment Advisers, Inc. and Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking a high level of current income and capital growth. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended September 30, 2022, the Fund’s Class A shares at NAV returned -16.00%†, Class C shares at NAV returned -16.52%†, Class P shares at NAV returned -15.72%†, Institutional Class shares at NAV returned -15.77%†, and Administrative Class shares at NAV returned -15.94%†. For the same period, the ICE BofA U.S. High Yield Index, the Fund’s style-specific benchmark appropriate for comparison, returned -14.06%.
   † See footnote 3 on page 39.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended September 30, 2022?
The high yield bond market, as measured by the ICE BofA U.S. High Yield Index, returned -14.06% for the 12-month period ended September 30, 2022. The index began the fiscal year with a yield to worst (YTW) of 4.08% and an option-adjusted spread (OAS) of 3.15%, and ended the fiscal year with a YTW of 9.58% and an OAS of 5.43%. An increase in Treasury rates along with an increase in OAS contributed to the negative return for the high yield market. The fiscal year was challenged by stubborn inflationary trends that resulted in the Federal Reserve (Fed) growing increasingly focused on tamping down inflation, even at the cost of growth.
As measured by the ICE BofA U.S. High Yield Index, BB-rated securities declined 13.67%, single-Bs declined 13.59%, and CCC-rated securities declined 17.4%. Longer duration securities, or those more sensitive to changes in interest rates, as well as distressed securities, were notable underperforming segments of the market. Longer duration declined 24.67%, as measured by the ICE BofA 10+ Year U.S. Cash Pay High Yield Index, and distressed declined 30.82%, as measured by the ICE BofA U.S. Distressed High Yield Index, for the fiscal year. Energy was a notable outperforming segment, declining a better-than-market 8.04%.
The fiscal fourth quarter followed the worst first half of a calendar year for the ICE BofA U.S. High Yield Index since its inception, a decline of 14.04%. The quarter began with a strong July that had the ICE BofA U.S. High Yield Index increasing 6.02%, which was the best month for the asset class since the Global Financial Crisis. Performance in July was driven by positive technical factors, declining Treasury rates (the 10-year ended the June quarter with a yield just above 3% and bottomed at less than 2.6% in early August), and a changing perception that a potential economic slowdown might not be as bad as feared. The month of July was led by the higher quality part of the market, which is more rate sensitive, as BBs outperformed single-Bs, which outperformed CCCs. This reversed around the time that rates bottomed in early August, and began to move higher, driving underperformance of the more rate sensitive BBs. By August 11, the OAS for the index had narrowed by about 1.50% for the quarter, as the market appeared to believe the Fed might become relatively more concerned with growth than inflation.
However, the September inflation report seemed to reverse that thinking, resulting in an underperformance of CCC-rated securities as market participants began to price in a greater risk of the Fed continuing to tighten into an economic slowdown. By the end of September, index spreads – the difference in yield between high yield bonds and a benchmark bond measure, such as Treasury bonds – widened out to 5.43%. While spreads on BBs and single-Bs tightened during the quarter, CCCs actually widened. However, due to CCCs having wider spreads and higher coupons, as well as a change in constituents due to downgrades, their total return (including interest) for the quarter beat out BBs and single-Bs. Returns for each segment were: BBs -0.881%, single-Bs -0.588%, and CCCs -0.167%.
Seix Investment Advisors became the subadviser of the Fund effective July 25, 2022. Performance of the Fund prior thereto is that of the Fund’s former subadviser.
What factors affected the Fund’s performance during the first 10 months of the fiscal year, from October 1, 2021, through July 25, 2022?
The Fund produced a negative total return for the fiscal year through July 25, 2022, and underperformed its benchmark index. The Fund delivered a high level of income over the same period. Nearly all industries and most issues in the Fund finished lower. The Fund’s underweight allocation to CCC-rated bonds, which underperformed higher quality credits, had a positive impact on relative performance.
Industry allocations that helped relative performance during the period included telecommunications, basic industry & real estate, retail, and personal & household products.
Industry allocations that hurt relative performance during the period included financial services, media, recreation & travel, and technology & electronics.
What factors affected the Fund’s performance from July 25, 2022 through the fiscal year-end on September 30, 2022?
The Fund underperformed its benchmark for the two-month period.
The largest contributors to relative performance for the period were an underweight and positive security selection in healthcare/pharma, positive security selection in diversified manufacturing/other industry, and positive security selection in media, cable & satellite.
Top detractors from relative performance for the period included a decline in the value of two private restructured equity positions in the Fund that were inherited from the Fund’s prior subadviser, negative security selection in media non-cable, and negative security selection in chemicals.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Income Fund (Continued)
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Interest Rate: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
 Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of September 30, 2022.
Corporate Bonds and Notes	91%
Oil, Gas & Consumable Fuels	12%
Media	7
Healthcare-Services	6
All other Corporate Bonds and Notes	66
Preferred Stocks	4
Short-Term Investment	3
Common Stocks	2
Banks	2
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Income Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-16.00% [3]	-0.20%	2.25%
Class A shares at POP[4,5]	-19.15	-0.96	1.86
Class C shares at NAV[2] and with CDSC[5]	-16.52 [3]	-0.89	1.55
Class P shares at NAV[2]	-15.72 [3]	0.11	2.58
Institutional Class shares at NAV[2]	-15.77 [3]	0.08	2.57
Administrative Class shares at NAV[2]	-15.94 [3]	0.38	2.50
ICE BofA U.S. High Yield Index	-14.06	1.41	3.86
Fund Expense Ratios[6]: Gross 1.13%, Net 1.12%; Class C shares: Gross 1.81%, Net 1.81%; Class P shares: Gross 0.90%, Net 0.80%; Institutional Class shares: Gross 0.90%, Net 0.83%; Administrative Class shares: Gross 1.12%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Income Fund (Continued)
Growth of $1,000,000 for periods ended 9/30

This chart assumes an initial investment of $1,000,000 made on September 30, 2012, for Class P shares, Institutional Class shares and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 28, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 20, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Convertible Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—84.1%
Airlines—1.2%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 6,010	$ 6,061
Southwest Airlines Co. 1.250%, 5/1/25	11,425	13,042
		19,103

Auto Manufacturers—0.8%
Ford Motor Co. 0.000%, 3/15/26	10,250	9,374
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	4,855	2,937
		12,311

Banks—1.8%
Barclays Bank plc 0.000%, 2/18/25	11,960	12,099
BofA Finance LLC 0.600%, 5/25/27	16,690	16,711
		28,810

Biotechnology—6.8%
Alnylam Pharmaceuticals, Inc. 144A 1.000%, 9/15/27(1)	10,810	10,497
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24	1,210	1,199
1.250%, 5/15/27	17,650	17,528
Cytokinetics, Inc. 144A 3.500%, 7/1/27(1)	7,425	8,858
Halozyme Therapeutics, Inc.
0.250%, 3/1/27	32,160	27,215
144A 1.000%, 8/15/28(1)	16,085	15,019
Insmed, Inc. 1.750%, 1/15/25	8,695	8,418
Sarepta Therapeutics, Inc.
1.500%, 11/15/24	3,215	5,358
144A 1.250%, 9/15/27(1)	16,170	16,647
		110,739

Commercial Services—5.3%
Block, Inc.
0.125%, 3/1/25	18,205	16,498
0.250%, 11/1/27	11,860	8,480
Chegg, Inc. 0.125%, 3/15/25	9,680	8,364
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)	11,615	8,189
Shift4 Payments, Inc.
0.000%, 12/15/25	13,060	11,525
	Par Value	Value

Commercial Services—continued
0.500%, 8/1/27	$ 21,270	$ 16,232
Stride, Inc. 1.125%, 9/1/27	16,925	17,170
		86,458

Computers—4.9%
3D Systems Corp. 144A 0.000%, 11/15/26(1)	11,430	7,875
CyberArk Software Ltd. 0.000%, 11/15/24	8,000	9,100
KBR, Inc. 2.500%, 11/1/23	8,520	14,808
Lumentum Holdings, Inc.
0.500%, 12/15/26	8,840	8,243
144A 0.500%, 6/15/28(1)	11,695	9,321
Parsons Corp. 0.250%, 8/15/25	3,920	4,034
Pure Storage, Inc. 0.125%, 4/15/23	8,165	9,218
Rapid7, Inc. 0.250%, 3/15/27	8,135	6,172
Zscaler, Inc. 0.125%, 7/1/25	8,445	10,755
		79,526

Cosmetics & Personal Care—0.8%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	16,560	13,331
Diversified Financial Services—2.3%
Coinbase Global, Inc. 0.500%, 6/1/26	14,595	9,567
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	11,535	10,843
JPMorgan Chase Financial Co., LLC 0.500%, 6/15/27	16,225	16,152
		36,562

Energy-Alternate Sources—3.4%
Enphase Energy, Inc.
0.000%, 3/1/26	15,845	18,285
0.000%, 3/1/28	9,210	10,932
Plug Power, Inc. 3.750%, 6/1/25	1,660	6,966
Stem, Inc. 144A 0.500%, 12/1/28(1)	16,705	12,395
Sunnova Energy International, Inc. 144A 2.625%, 2/15/28(1)	7,110	6,321
		54,899

	Par Value	Value

Entertainment—2.6%
Live Nation Entertainment, Inc. 2.000%, 2/15/25	$ 30,350	$ 30,016
Vail Resorts, Inc. 0.000%, 1/1/26	14,950	13,016
		43,032

Equity Real Estate Investment Trusts (REITs)—0.7%
Pebblebrook Hotel Trust 1.750%, 12/15/26	13,050	11,132
Food & Beverage—0.7%
Post Holdings, Inc. 144A 2.500%, 8/15/27(1)	12,070	11,919
Healthcare-Products—2.7%
CONMED Corp. 144A 2.250%, 6/15/27(1)	6,820	5,865
Envista Holdings Corp. 2.375%, 6/1/25	1,525	2,506
Exact Sciences Corp. 0.375%, 3/15/27	7,800	5,397
Insulet Corp. 0.375%, 9/1/26	12,140	14,307
Natera, Inc. 2.250%, 5/1/27	4,225	5,689
Novocure Ltd. 0.000%, 11/1/25	6,470	5,784
Repligen Corp. 0.375%, 7/15/24	2,360	4,077
		43,625

Healthcare-Services—0.8%
Elevance Health, Inc. 2.750%, 10/15/42	1,935	12,509
Internet—12.3%
Booking Holdings, Inc. 0.750%, 5/1/25	6,685	8,031
Etsy, Inc. 0.250%, 6/15/28	34,095	26,287
Farfetch Ltd. 3.750%, 5/1/27	7,185	6,556
Palo Alto Networks, Inc.
0.750%, 7/1/23	11,170	20,709
0.375%, 6/1/25	15,370	25,975
Perficient, Inc. 144A 0.125%, 11/15/26(1)	19,130	14,156
Snap, Inc.
0.750%, 8/1/26	12,865	11,058
144A 0.125%, 3/1/28(1)	26,360	17,661
TechTarget, Inc. 144A 0.000%, 12/15/26(1)	15,260	11,712
Uber Technologies, Inc. 0.000%, 12/15/25	26,395	21,906
Wayfair, Inc.
1.125%, 11/1/24	15,200	12,639
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Internet—continued
144A 3.250%, 9/15/27(1)	$ 8,595	$ 6,777
Zillow Group, Inc. 2.750%, 5/15/25	16,695	15,176
		198,643

Leisure Time—2.4%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)	30,640	19,189
Royal Caribbean Cruises Ltd. 144A 6.000%, 8/15/25(1)	12,255	12,911
Topgolf Callaway Brands Corp. 2.750%, 5/1/26	5,215	6,727
		38,827

Machinery-Diversified—1.1%
Chart Industries, Inc. 144A 1.000%, 11/15/24(1)	3,560	11,188
Middleby Corp. (The) 1.000%, 9/1/25	6,115	6,974
		18,162

Media—6.7%
DISH Network Corp. 0.000%, 12/15/25	30,560	20,047
Liberty Broadband Corp.
144A 1.250%, 9/30/50(1)	24,650	23,294
144A 2.750%, 9/30/50(1)	19,160	18,369
Liberty Media Corp. 1.375%, 10/15/23	13,245	15,861
Liberty Media Corp.-Liberty Formula One 144A 2.250%, 8/15/27(1)	16,150	14,947
World Wrestling Entertainment, Inc. 3.375%, 12/15/23	5,890	16,678
		109,196

Metal Fabricate/Hardware—0.6%
Xometry, Inc. 144A 1.000%, 2/1/27(1)	7,785	9,224
Mining—2.1%
Lithium Americas Corp. 144A 1.750%, 1/15/27(1)	14,045	12,310
Livent Corp. 4.125%, 7/15/25	1,810	6,519
MP Materials Corp. 144A 0.250%, 4/1/26(1)	16,800	15,254
		34,083

	Par Value	Value

Oil, Gas & Consumable Fuels—2.0%
EQT Corp. 1.750%, 5/1/26	$ 3,485	$ 9,604
Pioneer Natural Resources Co. 0.250%, 5/15/25	10,550	22,851
		32,455

Pharmaceuticals—4.5%
Dexcom, Inc. 0.250%, 11/15/25	44,070	40,599
Jazz Investments I Ltd. 2.000%, 6/15/26	23,660	25,316
Revance Therapeutics, Inc. 1.750%, 2/15/27	5,775	6,266
		72,181

Retail—0.4%
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	1,920	6,266
Semiconductors—4.9%
Impinj, Inc. 144A 1.125%, 5/15/27(1)	7,795	7,680
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	15,620	14,663
Microchip Technology, Inc. 0.125%, 11/15/24	16,325	16,530
ON Semiconductor Corp. 0.000%, 5/1/27	9,550	12,592
Silicon Laboratories, Inc. 0.625%, 6/15/25	3,920	4,640
Wolfspeed, Inc. 144A 0.250%, 2/15/28(1)	21,620	22,669
		78,774

Software—10.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	7,250	7,366
Bill.com Holdings, Inc.
0.000%, 12/1/25	5,200	5,704
0.000%, 4/1/27	18,705	14,631
Box, Inc. 0.000%, 1/15/26	7,775	8,560
Cloudflare, Inc. 0.000%, 8/15/26	37,140	28,858
Confluent, Inc. 144A 0.000%, 1/15/27(1)	13,955	9,978
Datadog, Inc. 0.125%, 6/15/25	4,405	5,231
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)	16,610	12,042
Evolent Health, Inc. 1.500%, 10/15/25	9,285	11,648
	Par Value	Value

Software—continued
Five9, Inc. 0.500%, 6/1/25	$ 8,255	$ 7,487
Model N, Inc. 2.625%, 6/1/25	6,945	8,522
MongoDB, Inc. 0.250%, 1/15/26	3,895	4,542
Splunk, Inc.
0.500%, 9/15/23	11,175	10,621
1.125%, 9/15/25	6,180	5,438
1.125%, 6/15/27	3,590	2,825
Tyler Technologies, Inc. 0.250%, 3/15/26	17,760	16,783
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	16,040	11,629
Workiva, Inc. 1.125%, 8/15/26	3,935	4,610
		176,475

Transportation—1.4%
Air Transport Services Group, Inc. 1.125%, 10/15/24	14,075	14,040
ZTO Express Cayman, Inc. 144A 1.500%, 9/1/27(1)	9,210	8,758
		22,798

Total Convertible Bonds and Notes (Identified Cost $1,431,682)		1,361,040

	Shares
Convertible Preferred Stocks—11.2%
Auto Components—0.5%
Aptiv plc Series A, 5.500%	79,380	7,557
Banks—2.3%
Wells Fargo & Co. Series L, 7.500%	31,720	38,191
Capital Markets—0.4%
KKR & Co., Inc. Series C, 6.000%	127,915	6,961
Commercial Services & Supplies—0.5%
GFL Environmental, Inc., 6.000%	147,480	8,524
Diversified Financial Services—0.3%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	5,480	4,219
Electric Utilities—3.0%
NextEra Energy, Inc.
5.279%	724,310	36,056
6.926%	73,665	3,388
See Notes to Financial Statements

Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value
Electric Utilities—continued
PG&E Corp., 5.500%	83,130	$ 9,497
		48,941

Healthcare Equipment & Supplies—1.2%
Boston Scientific Corp. Series A, 5.500%	196,045	19,844
Life Sciences Tools & Services—1.4%
Danaher Corp. Series B, 5.000%	16,780	22,611
Telecommunications—1.6%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	22,810	25,659
Total Convertible Preferred Stocks (Identified Cost $183,390)		182,507

Total Long-Term Investments—95.3% (Identified Cost $1,615,072)		1,543,547

	Shares	Value

Short-Term Investment—4.6%
Money Market Mutual Fund—4.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(2)	73,711,883	$ 73,712
Total Short-Term Investment (Identified Cost $73,712)		73,712

TOTAL INVESTMENTS—99.9% (Identified Cost $1,688,784)		$1,617,259
Other assets and liabilities, net—0.1%		1,567
NET ASSETS—100.0%		$1,618,826

Abbreviations:
LLC	Limited Liability Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities amounted to a value of $418,800 or 25.9% of net assets.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	92%
Bermuda	3
United Kingdom	2
Canada	1
Cayman Islands	1
Liberia	1
Total	100%
† % of total investments as of September 30, 2022.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Convertible Bonds and Notes	$1,361,040	$ —	$1,361,040
Equity Securities:
Convertible Preferred Stocks	182,507	152,629	29,878
Money Market Mutual Fund	73,712	73,712	—
Total Investments	$1,617,259	$226,341	$1,390,918
There were no securities  valued using  significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Duff & Phelps Water Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.2%
Australia—1.1%
Reliance Worldwide Corp. Ltd.	3,181,427	$ 6,922
Canada—3.6%
Stantec, Inc.	521,700	22,880
China—1.1%
China Water Affairs Group Ltd.	8,500,000	6,723
France—5.2%
Veolia Environnement S.A.	1,733,809	33,137
Japan—1.6%
Kurita Water Industries Ltd.	294,600	10,459
Netherlands—1.4%
Arcadis N.V.	283,414	9,224
Sweden—1.2%
Alfa Laval AB	296,339	7,348
Switzerland—3.6%
Geberit AG Registered Shares	26,404	11,322
Georg Fischer AG Registered Shares	239,238	11,398
		22,720

United Kingdom—10.1%
Halma plc	739,532	16,634
Pennon Group plc	1,440,024	12,565
Pentair plc	244,900	9,950
Severn Trent plc	978,727	25,585
		64,734

United States—69.3%
Advanced Drainage Systems, Inc.	145,200	18,059
	Shares	Value

United States—continued
AECOM	192,400	$ 13,154
Agilent Technologies, Inc.	60,600	7,366
American Water Works Co., Inc.	413,600	53,834
Badger Meter, Inc.	167,500	15,475
Core & Main, Inc. Class A(1)	300,000	6,822
Danaher Corp.	158,200	40,862
Deere & Co.	34,500	11,519
Ecolab, Inc.	94,200	13,604
Essential Utilities, Inc.	957,048	39,603
Evoqua Water Technologies Corp.(1)	394,800	13,056
Fortune Brands Home & Security, Inc.	127,200	6,829
Franklin Electric Co., Inc.	176,700	14,438
IDEX Corp.	119,200	23,822
Lindsay Corp.	107,000	15,331
Mueller Water Products, Inc. Class A	765,800	7,865
SJW Group	118,239	6,811
Tetra Tech, Inc.	207,000	26,606
Thermo Fisher Scientific, Inc.	28,500	14,455
Trimble, Inc.(1)	150,300	8,157
Valmont Industries, Inc.	64,000	17,192
Waste Management, Inc.	73,700	11,807
Xylem, Inc.	410,000	35,818
Zurn Elkay Water Solutions Corp.	794,100	19,455
		441,940

Total Common Stocks (Identified Cost $536,129)		626,087

Total Long-Term Investments—98.2% (Identified Cost $536,129)		626,087

	Shares	Value

Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(2)	6,420,885	$ 6,421
Total Short-Term Investment (Identified Cost $6,421)		6,421

TOTAL INVESTMENTS—99.2% (Identified Cost $542,550)		$632,508
Other assets and liabilities, net—0.8%		5,277
NET ASSETS—100.0%		$637,785

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	71%
United Kingdom	10
France	5
Canada	4
Switzerland	4
Japan	2
Netherlands	1
Other	3
Total	100%
† % of total investments as of September 30, 2022.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$626,087	$474,770	$151,317
Money Market Mutual Fund	6,421	6,421	—
Total Investments	$632,508	$481,191	$151,317
There were no securities  valued using  significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—10.9%
Tennessee Valley Authority 1.500%, 9/15/31	$ 2,450	$ 1,957
U.S. Treasury Bonds
3.250%, 5/15/42	2,546	2,260
2.250%, 2/15/52	4,339	3,152
U.S. Treasury Notes
0.125%, 11/30/22	8,300	8,260
0.375%, 4/15/24	400	377
2.625%, 5/31/27	5,025	4,717
2.875%, 5/15/32	3,799	3,512
Total U.S. Government Securities (Identified Cost $26,026)		24,235

Mortgage-Backed Securities—8.8%
Agency—7.8%
Federal Home Loan Mortgage Multiclass Certificates 2021-P009, A2 1.878%, 1/25/31	921	760
Federal National Mortgage Association ACES
2021-M1S, A2 1.429%, 12/25/30(1)	2,000	1,579
2021-M3G, A2 1.292%, 1/25/31(1)	1,000	776
2021-M2G, A2 1.421%, 3/25/31(1)	1,000	781
2021-M2S, A2 1.867%, 10/25/31(1)	1,000	803
Government National Mortgage Association II
Pool #78446 3.000%, 2/20/48	747	666
Pool #784648 3.000%, 11/20/48	1,634	1,461
Pool #BV0838 2.500%, 8/20/50	4,499	3,858
Pool #MA6985 2.000%, 11/20/50	1,053	844
Pool #MA7366 2.000%, 5/20/51	1,905	1,598
Pool #CK8204 3.000%, 2/20/52	4,940	4,346
		17,472

Non-Agency—1.0%
Grace Trust 2020-GRCE, A 144A 2.347%, 12/10/40(2)	1,250	960
One Bryant Park Trust 2019-OBP, A 144A 2.516%, 9/15/54(2)	1,500	1,232
		2,192

Total Mortgage-Backed Securities (Identified Cost $23,721)		19,664

	Par Value	Value

Asset-Backed Securities—7.0%
Agency—3.1%
United States Small Business Administration
2017-20E, 1 2.880%, 5/1/37	$ 1,323	$ 1,221
2020-20G, 1 1.030%, 7/1/40	1,938	1,590
2020-25L, 1 1.210%, 12/1/45	1,339	1,080
2021-25A, 1 1.280%, 1/1/46	2,840	2,299
2021-25B, 1 1.340%, 2/1/46	570	467
2021-25I, 1 1.560%, 9/1/46	237	198
		6,855

Automobiles—1.2%
Ally Auto Receivables Trust 2019-4, A3 1.840%, 6/17/24	140	139
CarMax Auto Owner Trust 2020-2, A3 1.700%, 11/15/24	308	306
GM Financial Automobile Leasing Trust 2021-2, A3 0.340%, 5/20/24	500	493
Tesla Auto Lease Trust 2021-A, A3 144A 0.560%, 3/20/25(2)	750	723
Toyota Auto Receivables Owner Trust 2021-B, A3 0.260%, 11/17/25	1,000	958
		2,619

Collateralized Loan Obligations—1.3%
Flatiron CLO 17 Ltd. 2017-1A, AR (3 month LIBOR + 0.980%, Cap N/A, Floor 0.980%) 144A 3.885%, 5/15/30(1)(2)	1,759	1,731
Venture 42 CLO Ltd. 2021-42A, A1A (3 month LIBOR + 1.130%, Cap N/A, Floor 1.130%) 144A 3.642%, 4/15/34(1)(2)	1,220	1,177
		2,908

Consumer Loans—0.6%
OneMain Financial Issuance Trust
2021-1A, A1 144A 1.550%, 6/16/36(2)	500	417
	Par Value	Value

Consumer Loans—continued
2022-S1, A 144A 4.130%, 5/14/35(2)	$ 1,000	$ 950
		1,367

Credit Card—0.5%
Citibank Credit Card Issuance Trust 2018-A2, A2 (1 month LIBOR + 0.330%) 3.323%, 1/20/25(1)	1,000	1,000
Equipment—0.1%
Dell Equipment Finance Trust 2021-2, A3 144A 0.530%, 12/22/26(2)	330	314
Other—0.2%
Verizon Master Trust 2021-1, A 0.500%, 5/20/27	500	466
Total Asset-Backed Securities (Identified Cost $17,386)		15,529

Corporate Bonds and Notes—15.2%
Aerospace & Defense—0.2%
BAE Systems plc
144A 3.400%, 4/15/30(2)	30	26
144A 1.900%, 2/15/31(2)	200	151
Raytheon Technologies Corp.
7.200%, 8/15/27	93	102
7.000%, 11/1/28	75	80
3.030%, 3/15/52	200	130
		489

Airlines—0.5%
American Airlines, Inc.
144A 11.750%, 7/15/25(2)	86	90
144A 5.500%, 4/20/26(2)	150	141
Delta Air Lines, Inc.
144A 7.000%, 5/1/25(2)	255	257
144A 4.750%, 10/20/28(2)	113	105
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(2)	456	446
United Airlines, Inc. 144A 4.625%, 4/15/29(2)	201	166
		1,205

Auto Manufacturers—0.2%
Ford Motor Credit Co. LLC 4.687%, 6/9/25	215	200
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Auto Manufacturers—continued
General Motors Co. 5.150%, 4/1/38	$ 290	$ 233
		433

Banks—4.3%
Bank of America Corp.
2.456%, 10/22/25	425	398
2.972%, 2/4/33	359	281
Series RR 4.375%(3)	255	205
BNP Paribas S.A. 144A 1.675%, 6/30/27(2)	200	169
Citigroup, Inc. 1.281%, 11/3/25	1,100	1,005
Cooperatieve Rabobank UA 144A 1.106%, 2/24/27(2)	750	642
Deutsche Bank AG 6.000% (3)	400	300
First Horizon Corp. 4.000%, 5/26/25	293	282
Goldman Sachs Group, Inc. (The) 0.855%, 2/12/26	330	294
Huntington Capital Trust I (3 month LIBOR + 0.700%) 3.482%, 2/1/27(1)	220	203
Huntington National Bank (The) 4.552%, 5/17/28	490	472
JPMorgan Chase & Co.
3.328%, 4/22/52	135	89
Series U (3 month LIBOR + 0.950%) 3.738%, 2/2/37(1)	520	437
Kreditanstalt fuer Wiederaufbau 1.000%, 10/1/26	2,000	1,758
Morgan Stanley
4.210%, 4/20/28	250	234
Series I 0.864%, 10/21/25	560	508
NatWest Group plc 2.359%, 5/22/24	435	425
PNC Financial Services Group, Inc. (The) Series U 6.000% (3)	240	222
Popular, Inc. 6.125%, 9/14/23	340	338
Sumitomo Mitsui Financial Group, Inc. 0.508%, 1/12/24	428	403
SVB Financial Group Series E 4.700% (3)	210	153
	Par Value	Value

Banks—continued
Truist Financial Corp. 1.267%, 3/2/27	$ 400	$ 348
Wells Fargo & Co. 3.350%, 3/2/33	360	292
		9,458

Biotechnology—0.0%
Amgen, Inc. 3.000%, 2/22/29	82	72
Chemicals—0.1%
Air Products & Chemicals, Inc. 2.800%, 5/15/50	141	94
Braskem Netherlands Finance B.V. 144A 4.500%, 1/10/28(2)	245	206
		300

Commercial Services—0.4%
Experian Finance plc 144A 2.750%, 3/8/30(2)	200	162
Massachusetts Institute of Technology 5.600%, 7/1/2111	175	175
PayPal Holdings, Inc. 5.050%, 6/1/52	405	361
President & Fellows of Harvard College 4.875%, 10/15/40	135	131
		829

Computers—0.2%
Apple, Inc.
3.450%, 2/9/45	250	197
2.700%, 8/5/51	250	165
Leidos, Inc. 7.125%, 7/1/32	33	34
		396

Cosmetics & Personal Care—0.1%
GSK Consumer Healthcare Capital U.S. LLC 144A 3.375%, 3/24/27(2)	250	227
Diversified Financial Services—1.3%
AerCap Ireland Capital DAC
3.500%, 1/15/25	150	141
3.000%, 10/29/28	467	375
American Express Co.
4.050%, 5/3/29	560	515
8.150%, 3/19/38	105	132
Charles Schwab Corp. (The) (SOFR + 1.050%) 3.864%, 3/3/27(1)	750	745
Discover Financial Services 4.100%, 2/9/27	190	175
	Par Value	Value

Diversified Financial Services—continued
Intercontinental Exchange, Inc.
4.000%, 9/15/27	$ 230	$ 218
4.950%, 6/15/52	120	106
Synchrony Financial 4.375%, 3/19/24	375	368
		2,775

Electric Utilities—1.6%
American Transmission Systems, Inc. 144A 2.650%, 1/15/32(2)	102	80
Dominion Energy, Inc.
Series C 4.350%(3)	309	262
Series C 2.250%, 8/15/31	200	156
DTE Electric Co. Series A 4.050%, 5/15/48	120	98
Duke Energy Florida LLC
2.500%, 12/1/29	143	121
2.400%, 12/15/31	250	199
Duke Energy Progress LLC 3.450%, 3/15/29	330	299
Edison International Series B 5.000% (3)	248	196
Jersey Central Power & Light Co.
6.150%, 6/1/37	270	262
144A 2.750%, 3/1/32(2)	106	84
MidAmerican Energy Co. 4.250%, 7/15/49	50	42
Narragansett Electric Co. (The) 144A 5.638%, 3/15/40(2)	203	198
New York State Electric & Gas Corp. 144A 2.150%, 10/1/31(2)	255	198
Niagara Mohawk Power Corp. 144A 1.960%, 6/27/30(2)	240	185
Northern States Power Co. 4.500%, 6/1/52	90	79
Pacific Gas & Electric Co.
4.500%, 12/15/41	25	17
4.950%, 7/1/50	215	157
PacifiCorp. 2.900%, 6/15/52	30	19
Pennsylvania Electric Co.
6.150%, 10/1/38	95	96
144A 4.150%, 4/15/25(2)	327	312
Sempra Energy 4.125%, 4/1/52	202	159
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Electric Utilities—continued
Southern California Edison Co.
2.750%, 2/1/32	$ 132	$ 105
3.900%, 12/1/41	140	102
Virginia Electric & Power Co. Series A 3.800%, 4/1/28	145	136
Wisconsin Public Service Corp. 2.850%, 12/1/51	133	85
		3,647

Entertainment—0.2%
Warnermedia Holdings, Inc. 144A 5.050%, 3/15/42(2)	510	382
Equity Real Estate Investment Trusts (REITs)—0.5%
Alexandria Real Estate Equities, Inc.
2.000%, 5/18/32	77	56
3.550%, 3/15/52	270	183
AvalonBay Communities, Inc. 1.900%, 12/1/28	420	345
Crown Castle, Inc. 3.300%, 7/1/30	296	248
Invitation Homes Operating Partnership LP 2.300%, 11/15/28	395	317
		1,149

Food & Beverage—0.2%
PepsiCo, Inc.
3.900%, 7/18/32	400	370
2.875%, 10/15/49	200	140
		510

Healthcare-Products—0.1%
PerkinElmer, Inc. 2.250%, 9/15/31	262	197
Healthcare-Services—0.1%
Centene Corp. 2.450%, 7/15/28	308	251
Insurance—0.8%
Athene Global Funding 144A 3.205%, 3/8/27(2)	135	119
Chubb INA Holdings, Inc. 3.050%, 12/15/61	149	94
Corebridge Financial, Inc. 144A 3.650%, 4/5/27(2)	260	237
	Par Value	Value

Insurance—continued
Global Atlantic Fin Co. 144A 3.125%, 6/15/31(2)	$ 755	$ 553
Massachusetts Mutual Life Insurance Co. 144A 5.077%, 2/15/69(2)	345	305
Metropolitan Life Insurance Co. 144A 7.800%, 11/1/25(2)	215	230
New York Life Insurance Co. 144A 4.450%, 5/15/69(2)	80	63
Northwestern Mutual Life Insurance Co. (The) 144A 3.850%, 9/30/47(2)	188	142
		1,743

Internet—0.2%
Netflix, Inc.
4.875%, 4/15/28	275	257
5.875%, 11/15/28	87	85
		342

Iron & Steel—0.0%
ArcelorMittal S.A. 7.000%, 10/15/39	75	70
Media—0.3%
Charter Communications Operating LLC 5.375%, 4/1/38	145	117
Paramount Global
3.450%, 10/4/26	180	166
6.375%, 3/30/62	345	298
Walt Disney Co. (The) 3.500%, 5/13/40	160	124
		705

Miscellaneous Manufacturing—0.2%
GE Capital Funding LLC 4.550%, 5/15/32	209	194
Parker-Hannifin Corp. 4.250%, 9/15/27	210	200
		394

Multi-National—0.9%
International Bank for Reconstruction & Development (SOFR + 0.370%) 2.978%, 2/11/31(1)	2,000	1,994
Oil, Gas & Consumable Fuels—0.8%
Aker BP ASA 144A 3.100%, 7/15/31(2)	265	207
Boston Gas Co. 144A 3.150%, 8/1/27(2)	480	427
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
BP Capital Markets America, Inc. 3.060%, 6/17/41	$ 112	$ 80
Continental Resources, Inc. 144A 2.875%, 4/1/32(2)	158	116
EQT Corp. 144A 3.125%, 5/15/26(2)	370	337
Hess Corp. 7.125%, 3/15/33	180	188
Marathon Petroleum Corp. 5.850%, 12/15/45	85	73
Occidental Petroleum Corp. 8.000%, 7/15/25	180	191
Petroleos Mexicanos 6.700%, 2/16/32	67	47
		1,666

Paper & Forest Products—0.1%
Suzano Austria GmbH 3.750%, 1/15/31	190	148
Pharmaceuticals—0.1%
CVS Health Corp.
4.300%, 3/25/28	87	82
2.700%, 8/21/40	285	187
		269

Pipelines—0.6%
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	205	228
Energy Transfer LP
6.500%, 2/1/42	150	139
Series G 7.125%(3)	215	177
Series H 6.500%(3)	100	87
NGPL PipeCo LLC
144A 3.250%, 7/15/31(2)	80	63
144A 7.768%, 12/15/37(2)	60	61
Northern Natural Gas Co. 144A 3.400%, 10/16/51(2)	109	72
Plains All American Pipeline LP Series B 6.125% (3)	175	143
Targa Resources Partners LP
6.875%, 1/15/29	152	149
5.500%, 3/1/30	285	256
		1,375

See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Retail—0.1%
Lowe’s Cos., Inc. 4.250%, 4/1/52	$ 150	$ 115
Semiconductors—0.3%
Broadcom, Inc. 144A 3.137%, 11/15/35(2)	377	264
NXP B.V. 2.500%, 5/11/31	660	494
		758

Software—0.4%
Autodesk, Inc. 2.400%, 12/15/31	442	344
Microsoft Corp.
3.500%, 11/15/42	275	225
2.525%, 6/1/50	170	111
Oracle Corp. 2.950%, 4/1/30	370	298
		978

Telecommunications—0.1%
T-Mobile USA, Inc. 2.875%, 2/15/31	148	119
Verizon Communications, Inc. 4.400%, 11/1/34	205	181
		300

Transportation—0.2%
GATX Corp. 1.900%, 6/1/31	575	415
Water Utilities—0.1%
American Water Capital Corp. 4.450%, 6/1/32	285	264
Total Corporate Bonds and Notes (Identified Cost $40,168)		33,856

	Shares
Common Stocks—12.3%
Auto Components—0.0%
Cie Generale des Etablissements Michelin SCA	660	15
NGK Spark Plug Co., Ltd.	900	16
		31

Automobiles—0.0%
Astra International Tbk PT	70,300	30
Banks—0.7%
Agricultural Bank of China Ltd. Class H	70,000	21
AMMB Holdings Bhd	57,700	48
Bank Hapoalim BM	6,472	55
Bank Leumi Le-Israel BM	9,182	78
Bank of China Ltd. Class H	395,000	129
	Shares	Value

Banks—continued
Bank of Communications Co., Ltd. Class H	151,000	$ 80
BDO Unibank, Inc.	39,540	75
China CITIC Bank Corp. Ltd. Class H	108,000	43
China Construction Bank Corp. Class H	154,000	89
CTBC Financial Holding Co., Ltd.	121,000	75
HDFC Bank Ltd. ADR	5,803	339
Hong Leong Financial Group Bhd	4,800	19
ICICI Bank Ltd. Sponsored ADR	2,203	46
Industrial & Commercial Bank of China Ltd. Class H	95,000	44
Japan Post Bank Co., Ltd.	15,000	105
Oversea-Chinese Banking Corp. Ltd.	1,600	13
Postal Savings Bank of China Co., Ltd. Class H	66,000	39
RHB Bank Bhd	39,200	47
Sumitomo Mitsui Trust Holdings, Inc.	2,100	60
Tisco Financial Group PCL Foreign Shares	11,100	27
Yapi ve Kredi Bankasi AS	63,545	24
		1,456

Beverages—0.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	27,811	60
Coca-Cola Co. (The)	2,108	118
Coca-Cola Icecek AS	2,999	22
PepsiCo, Inc.	919	150
Suntory Beverage & Food Ltd.	2,800	100
		450

Biotechnology—0.6%
3SBio, Inc.	23,500	17
Amgen, Inc.	393	89
BioNTech SE ADR	104	14
Gilead Sciences, Inc.	5,776	356
Incyte Corp.(4)	2,134	142
Regeneron Pharmaceuticals, Inc. Registered shares(4)	601	414
Vertex Pharmaceuticals, Inc.(4)	1,317	381
		1,413

Capital Markets—0.1%
China Galaxy Securities Co. Ltd. Class H	99,500	46
CION Investment Corp.	5,686	48
CSC Financial Co. Ltd. Class H	25,500	20
Golub Capital BDC, Inc.	3,645	45
	Shares	Value

Capital Markets—continued
TMX Group Ltd.	507	$ 47
Virtu Financial, Inc. Class A	2,319	48
		254

Chemicals—0.6%
Air Products & Chemicals, Inc.	1,089	253
Albemarle Corp.	1,319	349
Daicel Corp.	6,100	36
Fufeng Group Ltd.	80,000	41
Linde plc	789	213
Mitsubishi Chemical Holdings Corp.	12,100	55
Osaka Soda Co. Ltd.	1,000	26
Petronas Chemicals Group Bhd	47,700	86
Sociedad Quimica y Minera de Chile S.A. Sponsored ADR	3,361	305
		1,364

Commercial Services & Supplies—0.4%
Republic Services, Inc. Class A	2,523	343
Waste Connections, Inc.	1,237	167
Waste Management, Inc.	1,914	307
		817

Communications Equipment—0.2%
Cisco Systems, Inc.	6,543	262
Motorola Solutions, Inc.	277	62
Nokia Oyj	6,109	26
		350

Construction & Engineering—0.0%
Ackermans & van Haaren N.V.	351	44
Xinte Energy Co. Ltd. Class H	8,000	17
		61

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. Class B(4)	495	132
Far East Horizon Ltd.	24,000	16
Plus500 Ltd.	1,264	23
Yuanta Financial Holding Co., Ltd.	30,900	19
		190

Diversified Telecommunication Services—0.7%
AT&T, Inc.	6,455	99
China Tower Corp. Ltd. Class H	820,000	88
Deutsche Telekom AG Registered Shares	15,201	259
Elisa Oyj	2,239	101
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value

Diversified Telecommunication Services—continued
Koninklijke KPN NV	20,862	$ 56
KT Corp. Sponsored ADR	3,340	41
Nippon Telegraph & Telephone Corp.	9,788	264
NOS SGPS S.A	6,577	21
Orange S.A.	16,269	147
PCCW Ltd.	94,000	42
Proximus SADP	2,691	28
Sarana Menara Nusantara Tbk PT	265,200	21
Swisscom AG Registered Shares	132	62
Telefonica Deutschland Holding AG	30,022	61
Telekom Austria AG(4)	2,708	16
Verizon Communications, Inc.	5,073	193
		1,499

Electric Utilities—0.5%
American Electric Power Co., Inc.	2,067	179
Duke Energy Corp.	2,104	196
Evergy, Inc.	1,443	86
FirstEnergy Corp.	2,000	74
Hawaiian Electric Industries, Inc.	1,228	42
Iberdrola S.A.	3,343	31
NextEra Energy, Inc.	3,102	243
Power Assets Holdings Ltd.	14,000	70
Southern Co. (The)	188	13
Tokyo Electric Power Co. Holdings, Inc.(4)	9,600	31
Xcel Energy, Inc.	3,307	211
		1,176

Electrical Equipment—0.5%
Bloom Energy Corp. Class A(4)	12,608	252
Generac Holdings, Inc.(4)	1,055	188
Plug Power, Inc.(4)	11,343	238
Sunrun, Inc.(4)	6,149	170
Vestas Wind Systems A/S	10,100	186
		1,034

Electronic Equipment, Instruments & Components—0.1%
Canon Marketing Japan, Inc.	2,400	53
China Railway Signal & Communication Corp. Ltd. Class H	54,000	15
Hon Hai Precision Industry Co. Ltd. Registered Shares, GDR	4,653	30
Keysight Technologies, Inc.(4)	602	95
	Shares	Value

Electronic Equipment, Instruments & Components—continued
Kingboard Holdings Ltd.	4,000	$ 11
Landis+Gyr Group AG(4)	450	24
Synnex Technology International Corp.	12,000	20
		248

Energy Equipment & Services—0.2%
Baker Hughes Co.	8,120	170
Schlumberger N.V.	6,416	231
		401

Entertainment—0.1%
Activision Blizzard, Inc.	1,278	95
Square Enix Holdings Co. Ltd.	600	26
Take-Two Interactive Software, Inc.(4)	542	59
		180

Equity Real Estate Investment—0.2%
American Tower Corp.	280	60
Apartment Income REIT Corp.	1,237	48
Crown Castle, Inc.	1,156	167
Dexus	7,610	38
Extra Space Storage, Inc.	311	54
STAG Industrial, Inc.	1,281	36
		403

Food & Staples Retailing—0.5%
Carrefour S.A.	2,271	31
Costco Wholesale Corp.	356	168
Empire Co., Ltd. Class A	1,643	41
Kesko Oyj Class B	2,560	48
Koninklijke Ahold Delhaize N.V.	6,488	165
Kroger Co. (The)	5,781	253
Loblaw Cos., Ltd.	1,790	142
Sheng Siong Group Ltd.	25,500	28
Walmart, Inc.	2,191	284
		1,160

Food Products—0.9%
Campbell Soup Co.	961	45
China Mengniu Dairy Co., Ltd.(4)	6,000	24
Flowers Foods, Inc.	1,975	49
General Mills, Inc.	9,677	741
Hershey Co. (The)	1,474	325
Indofood CBP Sukses Makmur Tbk PT	57,800	33
Kellogg Co.	2,077	145
Kuala Lumpur Kepong Bhd	7,400	33
MEIJI Holdings Co. Ltd.	1,600	71
Mondelez International, Inc. Class A	2,000	110
Nestle S.A. Registered Shares	1,716	185
	Shares	Value

Food Products—continued
Nissin Foods Holdings Co. Ltd.	700	$ 49
PPB Group Bhd	6,400	22
Sino Grandness Food Industry Group Ltd.(4)(5)	77,400	—
Thai Union Group PCL Foreign Shares	37,700	19
Uni-President China Holdings Ltd.	15,000	12
Wilmar International Ltd.	8,700	23
		1,886

Gas Utilities—0.1%
Northwest Natural Holding Co.	1,038	45
Osaka Gas Co., Ltd.	7,000	106
		151

Healthcare Equipment & Supplies—0.2%
Abbott Laboratories	1,637	158
Baxter International, Inc.	1,783	96
Becton Dickinson & Co.	259	58
Hogy Medical Co. Ltd.	900	22
Masimo Corp.(4)	111	16
QuidelOrtho Corp.(4)	611	44
ResMed, Inc.	339	74
		468

Healthcare Providers & Services—0.2%
CVS Health Corp.	326	31
Elevance Health, Inc.	55	25
Galenica AG	608	44
Humana, Inc.	259	126
IHH Healthcare Bhd	16,600	21
Laboratory Corp. of America Holdings	119	24
Premier, Inc. Class A	1,431	49
Quest Diagnostics, Inc.	482	59
UnitedHealth Group, Inc.	243	123
		502

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp.	492	114
Household Durables—0.0%
Haseko Corp.	3,000	33
Sekisui House Ltd.	3,200	53
		86

Household Products—0.0%
Church & Dwight Co., Inc.	530	38
Independent Power Producers & Energy Traders—0.1%
Concord New Energy Group Ltd.	400,000	33
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value

Independent Power Producers & Energy Traders—continued
Electric Power Development Co. Ltd.	1,200	$ 17
Sunnova Energy International, Inc.(4)	8,486	187
		237

Industrial Conglomerates—0.1%
CITIC Ltd.	64,000	60
Jardine Matheson Holdings Ltd.	1,700	86
		146

Insurance—0.2%
Assicurazioni Generali SpA	3,074	42
Chubb Ltd.	438	80
DB Insurance Co., Ltd.	1,086	42
Fidelity National Financial, Inc.	666	24
Genworth Financial, Inc. Class A(4)	10,649	37
Hyundai Marine & Fire Insurance Co., Ltd.	1,980	40
Japan Post Holdings Co., Ltd.	12,500	83
Marsh & McLennan Cos., Inc.	499	74
Samsung Fire & Marine Insurance Co., Ltd.	412	53
Willis Towers Watson plc	202	41
		516

Interactive Media & Services—0.1%
Alphabet, Inc. Class A(4)	1,031	99
Getty Images Holdings, Inc.(4)	5,197	35
		134

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc.(4)	438	49
IT Services—0.3%
Accenture plc Class A	323	83
Akamai Technologies, Inc.(4)	261	21
Amdocs Ltd.	556	44
Automatic Data Processing, Inc.	470	106
Digital China Holdings Ltd.	33,000	13
Mastercard, Inc. Class A	138	39
Paychex, Inc.	1,937	217
	Shares	Value

IT Services—continued
SS&C Technologies Holdings, Inc.	1,013	$ 49
VeriSign, Inc.(4)	395	69
Wipro Ltd. ADR	9,961	47
		688

Life Sciences Tools & Services—0.2%
Bio-Rad Laboratories, Inc. Class A(4)	123	51
Danaher Corp.	719	186
Thermo Fisher Scientific, Inc.	164	83
West Pharmaceutical Services, Inc.	389	96
		416

Machinery—0.1%
Chart Industries, Inc.(4)	1,599	295
Marine—0.0%
Kuehne + Nagel International AG Registered Shares	506	103
Media—0.0%
Comcast Corp. Class A	1,288	38
Metals & Mining—0.4%
Dundee Precious Metals, Inc.	8,500	38
First Quantum Minerals, Ltd.	8,989	153
Franco-Nevada Corp.	1,143	136
Gold Fields Ltd.	3,387	27
Newmont Corp.	4,121	173
Norsk Hydro ASA	30,276	162
Shougang Fushan Resources Group Ltd.	116,000	34
Yamato Kogyo Co. Ltd.	1,800	55
		778

Mortgage Real Estate Investment Trusts (REITs)—0.0%
Dynex Capital, Inc.	3,107	36
Multiline Retail—0.1%
Dollar General Corp.	366	88
Takashimaya Co. Ltd.	5,000	59
Target Corp.	923	137
		284

Multi-Utilities—0.4%
Ameren Corp.	1,081	87
CMS Energy Corp.	1,768	103
Consolidated Edison, Inc.	1,824	156
	Shares	Value

Multi-Utilities—continued
Dominion Energy, Inc.	2,546	$ 176
National Grid plc	7,585	78
NiSource, Inc.	2,113	53
WEC Energy Group, Inc.	1,697	152
		805

Oil, Gas & Consumable Fuels—0.3%
Cheniere Energy, Inc.	1,839	305
Cosmo Energy Holdings Co., Ltd.	600	16
PTT PCL Foreign Shares	11,800	11
Repsol S.A.	2,011	23
Serica Energy plc	7,073	29
Valero Energy Corp.	2,362	252
		636

Pharmaceuticals—0.9%
Bristol-Myers Squibb Co.	2,148	153
Eli Lilly & Co.	836	270
Johnson & Johnson	1,176	192
Merck & Co., Inc.	4,892	421
Merck KGaA	298	48
Novartis AG Registered Shares	1,708	130
Novo Nordisk A/S Class B	705	70
Ono Pharmaceutical Co. Ltd.	5,200	122
Pfizer, Inc.	4,017	176
Roche Holding AG	612	199
Sanofi	1,217	93
Zoetis, Inc. Class A	273	41
		1,915

Professional Services—0.0%
Booz Allen Hamilton Holding Corp. Class A	875	81
Road & Rail—0.0%
Kintetsu Group Holdings Co. Ltd.	2,300	77
Semiconductors & Semiconductor Equipment—0.4%
ASE Technology Holding Co. Ltd. ADR	9,862	49
Enphase Energy, Inc.(4)	1,578	438
Hua Hong Semiconductor Ltd.(4)	5,000	11
Malaysian Pacific Industries Bhd	4,000	24
QUALCOMM, Inc.	509	58
SolarEdge Technologies, Inc.(4)	1,030	238
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	596	$ 41
United Microelectronics Corp.(4)	55,000	62
		921

Software—0.3%
Black Knight, Inc.(4)	1,873	121
Descartes Systems Group, Inc. (The)(4)	728	46
Intuit, Inc.	212	82
Microsoft Corp.	952	222
Oracle Corp.	2,653	162
Roper Technologies, Inc.	41	15
Synopsys, Inc.(4)	269	82
Zoom Video Communications, Inc. Class A(4)	296	22
		752

Specialty Retail—0.3%
AutoZone, Inc.(4)	76	163
EEKA Fashion Holdings Ltd.	4,000	5
Home Depot, Inc. (The)	671	185
Murphy USA, Inc.	133	37
O’Reilly Automotive, Inc.(4)	262	184
Shimamura Co., Ltd.	600	51
Yamada Holdings Co., Ltd.	15,000	49
		674

Technology Hardware, Storage & Peripherals—0.5%
Acer, Inc.	91,000	63
Apple, Inc.	3,902	539
Asustek Computer, Inc.	12,000	88
Canon, Inc.	9,490	207
FUJIFILM Holdings Corp.	1,379	63
Lenovo Group Ltd.	68,000	47
Lite-On Technology Corp.	39,000	78
		1,085

	Shares	Value

Trading Companies & Distributors—0.2%
ITOCHU Corp.	5,900	$ 143
Mitsui & Co., Ltd.	3,700	79
Nippon Steel Trading Corp.	500	17
Sojitz Corp.	3,400	50
Solar A/S Class B	173	11
Sumitomo Corp.	4,200	52
		352

Transportation Infrastructure—0.0%
Kamigumi Co., Ltd.	2,200	41
Wireless Telecommunication Services—0.2%
Axiata Group Bhd	68,800	39
KDDI Corp.	4,400	128
SK Telecom Co. Ltd. Sponsored ADR	617	12
SoftBank Corp.	16,300	163
T-Mobile US, Inc.(4)	295	39
Turkcell Iletisim Hizmetleri AS	33,834	36
		417

Total Common Stocks (Identified Cost $28,870)		27,238

Affiliated Mutual Fund—31.1%
Virtus NFJ Global Sustainability Fund Institutional Shares(6)(7)	4,326,843	69,100
Total Affiliated Mutual Fund (Identified Cost $84,569)		69,100

Exchange-Traded Funds—4.8%
iShares ESG Aware MSCI USA ETF(7)	82,681	6,566
iShares Trust iShares ESG Aware MSCI EAFE ETF(7)	53,959	3,029
	Shares	Value

iShares, Inc. iShares ESG Aware MSCI EM ETF(7)	36,917	$ 1,021
Total Exchange-Traded Funds (Identified Cost $13,316)		10,616

Total Long-Term Investments—90.1% (Identified Cost $234,056)		200,238

Short-Term Investment—6.6%
Money Market Mutual Fund—6.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(7)	14,600,278	14,600
Total Short-Term Investment (Identified Cost $14,600)		14,600

TOTAL INVESTMENTS—96.7% (Identified Cost $248,656)		$214,838
Other assets and liabilities, net—3.3%		7,365
NET ASSETS—100.0%		$222,203
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
Abbreviations:
ACES	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BIST	Borsa Istanbul
BNP	BNP Paribas
BTP	Italian Buonie
CDX.EM	Credit Default Swap Index Emerging Markets
CDX.NA.HY	Credit Default Swap North American High Yield
CDX.NA.IG	Credit Default Swap Index North American Investment Grade
CLO	Collateralized Loan Obligation
DAX	Deutsche Boerse AG German Stock Index
DJ	Dow Jones
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
IBEX	Spanish Stock Exchange
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
MIB	Milano Indice di Borsa
MSCI	Morgan Stanley Capital International
NA	National Association
OAT	Obligations Assimilables du Trésor
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of September 30, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities amounted to a value of $14,927 or 6.7% of net assets.
(3)	No contractual maturity date.
(4)	Non-income producing.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Affiliated investment. See Note 4H in Notes to Financial Statements
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Counterparties:
ICE	Intercontinental Exchange

Country Weightings (Unaudited)†
United States	92%
Cayman Islands	2
Japan	2
Germany	1
Netherlands	1
United Kingdom	1
Switzerland	1
Total	100%
† % of total investments as of September 30, 2022.
Exchange-traded futures contracts as of September 30, 2022 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Long Contracts:
BIST 30 Index Future	October 2022	141	$ 270	$ —	$ (4)
Bovespa Index Future	October 2022	17	70	—	(3)
10 Year U.S. Treasury Ultra Bond Future	December 2022	137	16,232	—	(62)
2 Year U.S. Treasury Note Future	December 2022	134	27,522	—	(188)
30 Year Euro-Buxl Bond Future	December 2022	19	2,731	—	(26)
30 Year U.S. Treasury Bond Future	December 2022	19	2,402	—	(180)
5 Year U.S. Treasury Note Future	December 2022	31	3,333	—	(119)
DJ U.S. Real Estate Index Future	December 2022	140	4,448	—	(27)
MSCI EAFE Index Future	December 2022	44	3,653	—	(489)
MSCI Emerging Index Future	December 2022	35	1,525	—	(207)
S&P 500® E-Mini Index Future	December 2022	27	4,224	—	(576)
U.S. Treasury Ultra Bond Future	December 2022	7	959	—	(77)
				$ —	$(1,958)
Short Contracts:
FTSE China Index Future	October 2022	(39)	(504)	—	(4)
FTSE Taiwan Index Future	October 2022	(12)	(560)	21	—
IBEX 35 Index Future	October 2022	(8)	(577)	13	—
10 Year Australian Bond Future	December 2022	(23)	(1,723)	32	—
10 Year Canadian Bond Future	December 2022	(119)	(10,647)	—	(21)
10 Year Euro-Bund Future	December 2022	(11)	(1,493)	61	—
10 Year Japanese Bond Future	December 2022	(7)	(7,173)	12	—
10 Year U.K. Gilt Future	December 2022	(9)	(969)	6	—
10 Year U.S. Treasury Note Future	December 2022	(32)	(3,586)	80	—
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
Exchange-traded futures contracts as of September 30, 2022 were as follows (continued):
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Australian Dollar Future	December 2022	(18)	$ (1,155)	$ 32	$ —
British Pound Future	December 2022	(65)	(4,542)	—	(7)
Canadian Dollar Future	December 2022	(23)	(1,665)	37	—
DAX Mini Index Future	December 2022	(15)	(892)	28	—
Euro-BTP Future	December 2022	(12)	(1,317)	56	—
Euro-OAT Future	December 2022	(13)	(1,683)	75	—
Euro-Schatz Future	December 2022	(280)	(29,408)	—	(7)
FTSE 100 Index Future	December 2022	(8)	(618)	9	—
FTSE/JSE Future	December 2022	(6)	(192)	—	(3)
FTSE/MIB Index Future	December 2022	(4)	(402)	5	—
Japanese Yen Future	December 2022	(8)	(696)	8	—
New Zealand Dollar Future	December 2022	(19)	(1,067)	51	—
S&P 500® Consumer Staples Future	December 2022	(63)	(4,249)	161	—
S&P 500® E-Mini Index Future	December 2022	(7)	(1,260)	68	—
S&P 500® Index Future	December 2022	(2)	(323)	11	—
SPI 200 Index Future	December 2022	(3)	(310)	1	—
				767	(42)
Total				$767	$(2,000)

Centrally cleared credit default swaps - buy protection(1) outstanding as of September 30, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.EM.37	Quarterly	ICE	1.000%	06/20/27	$ (1,764)	$184	$ 119	$ 65	$—
CDX.NA.IG.38	Quarterly	ICE	1.000%	06/20/27	(10,500)	(2)	(113)	111	—
Total						$182	$ 6	$176	$—

Centrally cleared credit default swaps - sell protection(3) outstanding as of September 30, 2022 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
CDX.NA.HY.38	Quarterly	ICE	5.000%	6/20/27	$1,089	$(26)	$(11)	$—	$(15)
Total						$(26)	$(11)	$—	$(15)

Footnote Legend:
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
See Notes to Financial Statements

Global Allocation Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Asset-Backed Securities	$ 15,529	$ —	$ 15,529	$—
Corporate Bonds and Notes	33,856	—	33,856	—
Mortgage-Backed Securities	19,664	—	19,664	—
U.S. Government Securities	24,235	—	24,235	—
Equity Securities:
Common Stocks	27,238	19,417	7,821	— (1)
Affiliated Mutual Fund	69,100	69,100	—	—
Exchange-Traded Funds	10,616	10,616	—	—
Money Market Mutual Fund	14,600	14,600	—	—
Other Financial Instruments:
Futures Contracts	767	767	—	—
Centrally Cleared Credit Default Swaps	184	—	184	—
Total Assets	215,789	114,500	101,289	— (1)
Liabilities:
Other Financial Instruments:
Futures Contracts	(2,000)	(2,000)	—	—
Centrally Cleared Credit Default Swaps	(28)	—	(28)	—
Total Liabilities	(2,028)	(2,000)	(28)	—
Total Investments	$213,761	$112,500	$101,261	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2022.
See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—89.3%
Australia—3.6%
BWP Trust	76,967	$ 183
Iluka Resources Ltd.	81,356	471
JB Hi-Fi Ltd.	28,555	691
Sierra Rutile Holdings Ltd.(1)	16,139	2
Super Retail Group Ltd.	45,264	258
		1,605

Austria—1.0%
AT&S Austria Technologie & Systemtechnik AG	4,278	139
Wienerberger AG	15,335	308
		447

Belgium—0.3%
Elia Group S.A.	1,154	136
Bermuda—1.0%
Kunlun Energy Co., Ltd.	438,000	315
Pacific Basin Shipping Ltd.	407,000	126
		441

Brazil—1.7%
JBS S.A.	156,100	730
Canada—7.3%
Boardwalk Real Estate Investment Trust	6,400	214
Dream Industrial Real Estate Investment Trust	28,700	223
Granite Real Estate Investment Trust	11,245	543
Interfor Corp.(1)	14,100	247
InterRent Real Estate Investment Trust	28,300	235
Parex Resources, Inc.	14,815	216
Russel Metals, Inc.	13,200	246
Summit Industrial Income REIT	41,703	517
TFI International, Inc.	7,035	637
West Fraser Timber Co., Ltd.	1,900	137
		3,215

China—1.8%
Bank of Jiangsu Co., Ltd. Class A	460,162	481
China Coal Energy Co., Ltd. Class H	324,000	292
		773

Denmark—1.0%
D/S Norden A/S	5,881	248
Pandora A/S	4,365	204
		452

France—2.3%
Gaztransport Et Technigaz S.A.	4,733	522
	Shares	Value

France—continued
Ipsen S.A.	5,362	$ 496
		1,018

Germany—2.4%
Aurubis AG	1,465	76
HUGO BOSS AG	21,344	994
		1,070

Greece—0.4%
Mytilineos S.A.	13,366	183
Hungary—0.5%
Richter Gedeon Nyrt	11,752	201
Indonesia—1.8%
Bukit Asam Tbk PT	787,500	214
Indo Tambangraya Megah Tbk PT	169,000	457
Matahari Department Store Tbk PT	553,800	140
		811

Israel—4.4%
ICL Group Ltd.	114,913	921
Mizrahi Tefahot Bank Ltd.	28,811	1,009
		1,930

Italy—0.8%
A2A SpA	362,635	352
Japan—20.9%
Citizen Watch Co., Ltd.	313,900	1,310
Cosmo Energy Holdings Co., Ltd.	46,200	1,192
DTS Corp.	11,900	283
Ebara Corp.	9,700	316
GungHo Online Entertainment, Inc.	19,800	304
H.U. Group Holdings, Inc.	23,000	419
Hanwa Co., Ltd.	27,100	642
Hulic Reit, Inc.	107	122
Idemitsu Kosan Co., Ltd.	28,200	613
Japan Excellent, Inc.	114	105
Japan Post Insurance Co., Ltd.	19,700	276
Kanematsu Corp.	35,000	345
Mazda Motor Corp.	77,100	512
Mitsubishi Motors Corp.(1)	184,400	662
Nippon Electric Glass Co., Ltd.	52,400	903
Nippon Yusen KK	16,800	285
SCREEN Holdings Co., Ltd.	3,300	179
Senko Group Holdings Co., Ltd.	30,400	201
Sojitz Corp.	20,900	306
Visional, Inc.(1)	3,900	240
		9,215

	Shares	Value

Jersey—0.7%
WNS Holdings Ltd. ADR(1)	3,946	$ 323
Mauritius—0.5%
Golden Agri-Resources Ltd.	1,325,500	243
Mexico—1.2%
Arca Continental SAB de C.V.	75,400	543
Netherlands—5.3%
AMG Advanced Metallurgical Group N.V.	7,843	176
ASR Nederland N.V.	10,573	406
Fugro N.V.(1)	28,885	293
OCI N.V.	21,382	783
Randstad N.V.	15,270	659
		2,317

Norway—0.5%
Elkem ASA(1)	63,248	203
Portugal—1.9%
Jeronimo Martins SGPS S.A.	44,919	837
Singapore—2.6%
First Resources Ltd.	441,400	425
Singapore Technologies Engineering Ltd.	284,700	707
		1,132

South Africa—1.2%
Astral Foods Ltd.	18,464	196
Nedbank Group Ltd.	15,723	173
Truworths International Ltd.	53,124	146
		515

South Korea—5.9%
Cheil Worldwide, Inc.	24,119	380
Doosan Bobcat, Inc.	14,297	281
Hyundai Marine & Fire Insurance Co., Ltd.	38,914	792
JB Financial Group Co., Ltd.	35,094	170
KT Corp.	15,566	391
LX International Corp.	15,650	423
Woori Financial Group, Inc.	20,841	155
		2,592

Spain—1.6%
Cia de Distribucion Integral Logista Holdings S.A.	33,798	616
Laboratorios Farmaceuticos Rovi S.A.	2,134	92
		708

Sweden—1.7%
BillerudKorsnas AB	26,960	316
SSAB AB Class A	69,026	304
See Notes to Financial Statements

International Small-Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value

Sweden—continued
Swedish Orphan Biovitrum AB(1)	5,667	$ 110
		730

Switzerland—0.9%
u-blox Holding AG(1)	3,308	401
Taiwan—4.7%
Aerospace Industrial Development Corp.	287,000	305
ChipMOS Technologies, Inc.	95,000	89
SinoPac Financial Holdings Co., Ltd.	1,249,370	678
Sitronix Technology Corp.	61,000	313
Taichung Commercial Bank Co., Ltd.	1,635,000	676
		2,061

Thailand—1.0%
Chularat Hospital PCL Foreign Shares	4,396,000	429
United Kingdom—6.4%
Centrica plc(1)	887,373	696
Computacenter plc	25,306	544
Drax Group plc	77,833	518
Greggs plc	17,049	322
Howden Joinery Group plc	33,157	185
Pagegroup plc	111,204	457
SThree plc	23,792	91
		2,813

United States—2.0%
Photronics, Inc.(1)	11,135	162
Vishay Intertechnology, Inc.	16,800	299
	Shares	Value

United States—continued
Warrior Met Coal, Inc.	15,500	$ 441
		902

Total Common Stocks (Identified Cost $44,538)		39,328

Exchange-Traded Fund—3.4%
iShares MSCI India Small-Cap ETF	29,000	1,527
Total Exchange-Traded Fund (Identified Cost $1,499)		1,527

Total Long-Term Investments—92.7% (Identified Cost $46,037)		40,855

Short-Term Investment—4.4%
Money Market Mutual Fund—4.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(2)	1,926,100	1,926
Total Short-Term Investment (Identified Cost $1,926)		1,926

TOTAL INVESTMENTS—97.1% (Identified Cost $47,963)		$42,781
Other assets and liabilities, net—2.9%		1,263
NET ASSETS—100.0%		$44,044
Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
Japan	22%
United States	10
Canada	8
United Kingdom	7
South Korea	6
Netherlands	5
Taiwan	5
Other	37
Total	100%
† % of total investments as of September 30, 2022.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$39,328	$5,715	$33,613
Exchange-Traded Fund	1,527	1,527	—
Money Market Mutual Fund	1,926	1,926	—
Total Investments	$42,781	$9,168	$33,613
There were no securities  valued using  significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Par Value	Value
U.S. Government Security—2.2%
U.S. Treasury Notes 2.750%, 4/30/23	$ 12,000	$ 11,915
Total U.S. Government Security (Identified Cost $11,974)		11,915

Corporate Bonds and Notes—85.0%
Advertising—0.7%
Summer BC Bidco B LLC 144A 5.500%, 10/31/26(1)	5,054	4,150
Aerospace & Defense—0.8%
TransDigm, Inc. 5.500%, 11/15/27	5,200	4,522
Airlines—1.6%
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	8,978	8,787
Auto Components—0.5%
Clarios Global LP 144A 6.750%, 5/15/25(1)	720	705
Goodyear Tire & Rubber Co. (The) 9.500%, 5/31/25	2,200	2,283
		2,988

Chemicals—0.7%
SCIL IV LLC 144A 5.375%, 11/1/26(1)	4,735	3,658
Coal—0.5%
Cloud Peak Energy Resources LLC PIK 12.000%, 5/1/25(2)(3)	3,355	2,919
Commercial Services—6.2%
Albion Financing 1 S.a.r.l. 144A 6.125%, 10/15/26(1)	5,000	4,227
Albion Financing 2 S.a.r.l. 144A 8.750%, 4/15/27(1)	7,000	5,810
Brink’s Co. (The) 144A 5.500%, 7/15/25(1)	5,000	4,733
Prime Security Services Borrower LLC 144A 5.250%, 4/15/24(1)	6,000	5,790
Shift4 Payments LLC 144A 4.625%, 11/1/26(1)	15,250	13,906
		34,466

Diversified Financial Services—10.6%
Bread Financial Holdings, Inc.
144A 4.750%, 12/15/24(1)	14,000	12,222
144A 7.000%, 1/15/26(1)	6,000	5,265
	Par Value	Value

Diversified Financial Services—continued
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)	$ 7,500	$ 6,376
Global Aircraft Leasing Co. Ltd. PIK 144A 6.500%, 9/15/24(1)(3)	16,627	12,512
LD Holdings Group LLC 144A 6.500%, 11/1/25(1)	10,025	6,017
PennyMac Financial Services, Inc. 144A 5.375%, 10/15/25(1)	2,750	2,351
SLM Corp. 4.200%, 10/29/25	8,950	8,012
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	7,200	6,281
		59,036

Electric Utilities—0.2%
Calpine Corp. 144A 5.250%, 6/1/26(1)	1,096	1,033
Electronic Equipment, Instruments & Components—1.8%
Energizer Holdings, Inc. 144A 6.500%, 12/31/27(1)	5,500	4,882
WESCO Distribution, Inc. 144A 7.125%, 6/15/25(1)	5,000	5,003
		9,885

Energy-Alternate Sources—1.7%
Sunnova Energy Corp. 144A 5.875%, 9/1/26(1)	10,500	9,382
Entertainment—3.5%
Banijay Entertainment SASU 144A 5.375%, 3/1/25(1)	4,092	3,845
Caesars Entertainment, Inc. 144A 6.250%, 7/1/25(1)	5,945	5,729
SeaWorld Parks & Entertainment, Inc. 144A 8.750%, 5/1/25(1)	3,500	3,570
Six Flags Theme Parks, Inc. 144A 7.000%, 7/1/25(1)	3,526	3,525
Wynn Resorts Finance LLC 144A 7.750%, 4/15/25(1)	2,800	2,735
		19,404

	Par Value	Value

Equity Real Estate Investment Trusts (REITs)—0.9%
Blackstone Mortgage Trust, Inc. 144A 3.750%, 1/15/27(1)	$ 3,000	$ 2,459
HAT Holdings I LLC 144A 3.375%, 6/15/26(1)	2,000	1,605
Starwood Property Trust, Inc. 144A 3.750%, 12/31/24(1)	900	816
		4,880

Healthcare-Services—3.5%
Akumin, Inc. 144A 7.000%, 11/1/25(1)	10,875	8,928
HCA, Inc. 5.375%, 2/1/25	1,500	1,482
RP Escrow Issuer LLC 144A 5.250%, 12/15/25(1)	6,400	5,289
Tenet Healthcare Corp.
4.625%, 7/15/24	1,764	1,706
144A 4.625%, 9/1/24(1)	2,000	1,936
		19,341

Home Builders—0.6%
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	4,000	3,290
Household Products/Wares—0.5%
Spectrum Brands, Inc. 5.750%, 7/15/25	3,099	2,929
Internet—5.5%
Millennium Escrow Corp. 144A 6.625%, 8/1/26(1)	21,450	16,957
Uber Technologies, Inc. 144A 8.000%, 11/1/26(1)	13,459	13,438
		30,395

Leisure Time—0.0%
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(1)	177	174
Lodging—0.4%
Hilton Worldwide Finance LLC 4.875%, 4/1/27	2,165	1,986
Media—8.1%
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	11,250	9,699
DISH DBS Corp. 144A 5.250%, 12/1/26(1)	18,850	15,443
Gannett Holdings LLC 144A 6.000%, 11/1/26(1)	3,000	2,302
Radiate Holdco LLC 144A 4.500%, 9/15/26(1)	7,285	5,975
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Townsquare Media, Inc. 144A 6.875%, 2/1/26(1)	$ 5,334	$ 4,876
Univision Communications, Inc.
144A 5.125%, 2/15/25(1)	2,000	1,899
144A 6.625%, 6/1/27(1)	5,000	4,718
		44,912

Mining—0.3%
Arconic Corp. 144A 6.000%, 5/15/25(1)	2,000	1,925
Miscellaneous Manufacturing—2.3%
LSB Industries, Inc. 144A 6.250%, 10/15/28(1)	14,750	12,656
Oil, Gas & Consumable Fuels—6.4%
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(1)	2,375	2,269
CVR Energy, Inc. 144A 5.250%, 2/15/25(1)	17,094	15,387
PBF Holding Co. LLC 7.250%, 6/15/25	18,500	17,668
		35,324

Pharmaceuticals—1.2%
Teva Pharmaceutical Finance Netherlands III B.V.
6.000%, 4/15/24	3,000	2,888
7.125%, 1/31/25	3,700	3,596
		6,484

Pipelines—8.4%
Delek Logistics Partners LP 144A 7.125%, 6/1/28(1)	2,000	1,757
EQM Midstream Partners LP
144A 6.000%, 7/1/25(1)	2,937	2,716
144A 7.500%, 6/1/27(1)	950	905
Holly Energy Partners LP 144A 6.375%, 4/15/27(1)	2,500	2,388
New Fortress Energy, Inc.
144A 6.750%, 9/15/25(1)	10,000	9,472
144A 6.500%, 9/30/26(1)	5,250	4,850
NuStar Logistics LP 5.750%, 10/1/25	5,200	4,819
PBF Logistics LP 6.875%, 5/15/23	11,912	11,883
Rattler Midstream LP 144A 5.625%, 7/15/25(1)	5,000	5,062
	Par Value	Value

Pipelines—continued
Targa Resources Partners LP 6.500%, 7/15/27	$ 3,000	$ 2,965
		46,817

Real Estate—1.6%
Newmark Group, Inc. 6.125%, 11/15/23	9,197	9,060
Retail—5.0%
eG Global Finance plc
144A 6.750%, 2/7/25(1)	6,250	5,638
144A 8.500%, 10/30/25(1)	11,104	9,711
Ferrellgas LP 144A 5.375%, 4/1/26(1)	4,835	4,255
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(1)	5,000	4,594
Sally Holdings LLC 5.625%, 12/1/25	3,534	3,348
		27,546

Semiconductors—0.9%
ams-OSRAM AG 144A 7.000%, 7/31/25(1)	5,250	4,745
Software—4.8%
ACI Worldwide, Inc. 144A 5.750%, 8/15/26(1)	8,500	8,030
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	9,250	8,151
144A 6.500%, 10/15/28(1)	5,900	5,008
Veritas U.S., Inc. 144A 7.500%, 9/1/25(1)	7,250	5,553
		26,742

Telecommunications—3.0%
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	13,640	11,929
Viasat, Inc.
144A 5.625%, 9/15/25(1)	1,450	1,126
144A 5.625%, 4/15/27(1)	4,550	3,785
		16,840

Transportation—2.8%
Fly Leasing Ltd. 144A 7.000%, 10/15/24(1)	10,990	8,352
	Par Value	Value

Transportation—continued
Fortress Transportation & Infrastructure Investors LLC 144A 6.500%, 10/1/25(1)	$ 7,792	$ 7,320
		15,672

Total Corporate Bonds and Notes (Identified Cost $537,225)		471,948

Leveraged Loans—8.0%
Advertising—0.5%
Summer BC Bidco B LLC Tranche B-2 (3 month LIBOR + 4.500%) 8.174%, 12/4/26 (4)	2,970	2,777
Commercial Services—2.0%
APX Group, Inc. (1-3 month LIBOR + 3.250%) 6.243% - 8.750%, 7/10/28 (4)	9,898	9,336
Spin Holdco, Inc. (3 month LIBOR + 4.000%) 7.144%, 3/4/28 (4)	1,965	1,719
		11,055

Containers & Packaging—0.6%
Mauser Packaging Solutions Holding Co. (1 month LIBOR + 3.250%) 0.000%, 4/3/24 (4)(5)	3,790	3,522
Electric Utilities—0.2%
Pike Corp. 2028, Tranche B (1 month Term SOFR + 3.500%) 6.534%, 1/21/28 (4)	1,165	1,135
Housewares—0.7%
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 6.340%, 2/26/29 (4)	4,988	4,082
Insurance—2.4%
Asurion LLC
Tranche B-3, Second Lien (1 month LIBOR + 5.250%) 8.365%, 1/31/28 (4)	8,500	6,375
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Insurance—continued
Tranche B-8 (1 month LIBOR + 3.250%) 6.365%, 12/23/26 (4)	$ 7,948	$ 6,721
		13,096

Pipelines—1.6%
Prairie ECI Acquiror LP (1 month LIBOR + 4.750%) 7.865%, 3/11/26 (4)	9,200	8,591
Total Leveraged Loans (Identified Cost $49,955)		44,258

	Shares
Preferred Stock—0.8%
Industrial Conglomerates—0.8%
General Electric Co. Series D, (3 month LIBOR + 3.330%), 6.623%(4)	5,000 (6)	4,676
Total Preferred Stock (Identified Cost $4,850)		4,676

Common Stocks—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cloud Peak Energy, Inc.(2)(7)(8)	40,020	—
Total Common Stocks (Identified Cost $—)		—

Total Long-Term Investments—96.0% (Identified Cost $604,004)		532,797

	Shares	Value

Short-Term Investment—1.1%
Money Market Mutual Fund—1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(9)	6,428,329	$ 6,428
Total Short-Term Investment (Identified Cost $6,428)		6,428

TOTAL INVESTMENTS—97.1% (Identified Cost $610,432)		$539,225
Other assets and liabilities, net—2.9%		16,015
NET ASSETS—100.0%		$555,240

Abbreviations:
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities amounted to a value of $389,882 or 70.2% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	100% of the income received was in cash.
(4)	Variable rate security. Rate disclosed is as of September 30, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	This loan will settle after September 30, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(6)	Value shown as par value.
(7)	Non-income producing.
(8)	All or a portion of the security is restricted.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	83%
Luxembourg	4
United Kingdom	3
Cayman Islands	2
Canada	2
Bermuda	2
Netherlands	1
Other	3
Total	100%
† % of total investments as of September 30, 2022.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$471,948	$ —	$469,029	$2,919
Leveraged Loans	44,258	—	44,258	—
U.S. Government Security	11,915	—	11,915	—
Equity Securities:
Preferred Stock	4,676	—	4,676	—
Common Stocks	—	—	—	— (1)
Money Market Mutual Fund	6,428	6,428	—	—
Total Investments	$539,225	$6,428	$529,878	$2,919

(1)	Includes internally fair valued securities currently priced at zero ($0).
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Newfleet Short Duration High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
Securities held by the Fund with an end of period value of $2,919 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Common Stocks
Investments in Securities
Balance as of September 30, 2021:	$ —(a)	$ —	$ — (a)
Transfers into Level 3(b)	2,919	2,919	—
Balance as of September 30, 2022	$ 2,919	$ 2,919	$ — (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) “Transfers into” represent the ending value as of September 30, 2022, for any investment security where a change in the pricing level occured from the beginning to the end of the period.
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Shares	Value
Preferred Stocks—5.1%
Brazil—1.5%
Banco Bradesco S.A., 3.130%	134,900	$ 496
Itausa S.A., 5.410%	267,400	484
		980

South Korea—3.6%
LG H&H Co., Ltd., 4.030%	1,587	363
Samsung Electronics Co., Ltd., 2.150%	59,992	1,949
		2,312

Total Preferred Stocks (Identified Cost $4,160)		3,292

Common Stocks—92.1%
Argentina—0.8%
MercadoLibre, Inc.(1)	590	488
Brazil—7.9%
B3 S.A. - Brasil Bolsa Balcao	581,348	1,417
Cia Siderurgica Nacional S.A.	166,900	394
Klabin S.A.	608,700	418
Localiza Rent a Car S.A.	38,030	429
Lojas Renner S.A.	92,100	477
Raia Drogasil S.A.	108,000	456
Vale S.A.	38,200	511
Vibra Energia S.A.	148,100	474
WEG S.A.	89,600	532
		5,108

Cayman Islands—1.5%
Baidu, Inc. Class A(1)	30,400	447
ZTO Express Cayman, Inc.	20,050	485
		932

China—40.1%
Alibaba Group Holding Ltd.(1)	291,000	2,904
Anhui Conch Cement Co., Ltd. Class H	133,500	422
ANTA Sports Products Ltd.	62,800	659
Asymchem Laboratories Tianjin Co., Ltd. Class A	20,960	407
Bank of Ningbo Co., Ltd. Class A	86,254	383
China Construction Bank Corp. Class A	641,822	499
China Merchants Bank Co., Ltd. Class A	573,933	2,714
China Merchants Securities Co., Ltd. Class A	227,700	395
CITIC Securities Co., Ltd. Class A	150,300	368
East Money Information Co., Ltd. Class A	361,839	895
ENN Energy Holdings Ltd.	27,400	365
	Shares	Value

China—continued
ENN Natural Gas Co., Ltd. Class A	177,900	$ 463
GoerTek, Inc. Class A	84,800	315
Hangzhou Tigermed Consulting Co., Ltd. Class A	36,716	470
Hithink RoyalFlush Information Network Co., Ltd. Class A	32,000	348
JD.com, Inc. Class A	35,854	905
Jiangsu Hengli Hydraulic Co., Ltd. Class A	50,100	318
Jiangxi Copper Co., Ltd. Class A	210,800	451
Li Ning Co., Ltd.	50,500	383
Longfor Group Holdings Ltd.	440,500	1,263
Luxshare Precision Industry Co., Ltd. Class A	312,530	1,289
Meituan Class B(1)	50,400	1,059
Midea Group Co., Ltd. Class A	55,800	387
NetEase, Inc.	21,300	321
Ping An Bank Co., Ltd. Class A	215,871	360
Ping An Insurance Group Co. of China Ltd. Class A	76,200	445
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	9,700	408
Shenzhou International Group Holdings Ltd.	77,700	600
Tencent Holdings Ltd.	99,500	3,361
Wanhua Chemical Group Co., Ltd. Class A	32,200	416
Will Semiconductor Co., Ltd. Shanghai Class A	57,312	644
Wuliangye Yibin Co., Ltd. Class A	15,855	377
WuXi AppTec Co., Ltd. Class H	51,900	420
Wuxi Biologics Cayman, Inc.(1)	86,000	512
Zhejiang Dingli Machinery Co., Ltd. Class A	78,100	398
		25,924

Colombia—0.6%
Ecopetrol S.A.	891,479	401
Hong Kong—3.9%
China Mengniu Dairy Co., Ltd.(1)	170,000	672
Techtronic Industries Co., Ltd.	194,500	1,856
		2,528

India—8.2%
Bandhan Bank Ltd.(1)	133,893	435
Berger Paints India Ltd.	50,843	384
	Shares	Value

India—continued
Bharti Infratel Ltd.	152,601	$ 368
HDFC Bank Ltd.	66,624	1,154
HDFC Life Insurance Co., Ltd.	65,504	425
ICICI Lombard General Insurance Co., Ltd.	31,683	447
Indraprastha Gas Ltd.	105,977	515
Info Edge India Ltd.	8,139	383
Kotak Mahindra Bank Ltd.	19,527	434
Tata Steel Ltd.	319,959	386
UltraTech Cement Ltd.	5,139	393
		5,324

Indonesia—1.5%
Aneka Tambang Tbk	3,488,400	442
Semen Indonesia Persero Tbk PT	1,004,800	491
		933

Malaysia—1.3%
Axiata Group Bhd	755,700	425
Inari Amertron Bhd	778,100	417
		842

Netherlands—2.0%
ASM International N.V.	1,675	375
ASML Holding N.V.	1,427	592
Prosus N.V.(1)	6,500	338
		1,305

Poland—0.6%
Bank Polska Kasa Opieki S.A.	30,006	365
Russia—0.0%
HeadHunter Group plc ADR(2)	24,864	— (3)
LUKOIL PJSC Sponsored ADR(2)	24,847	— (3)
Novatek PJSC Sponsored GDR(2)	6,630	— (3)
Polyus PJSC GDR(2)	4,887	— (3)
		— (3)

Saudi Arabia—0.6%
Saudi Arabian Oil Co.	42,022	400
Singapore—0.6%
Sea Ltd. ADR(1)	7,357	412
South Africa—2.7%
AngloGold Ashanti Ltd.	32,095	443
Gold Fields Ltd.	106,717	861
SPAR Group Ltd. (The)	52,639	415
		1,719

South Korea—5.5%
CJ Logistics Corp.(1)	5,418	340
Coupang, Inc. Class A(1)	26,449	441
Doosan Bobcat, Inc.	21,066	415
Hana Financial Group, Inc.	17,527	430
See Notes to Financial Statements

NFJ Emerging Markets Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Shares	Value

South Korea—continued
Kakao Corp.	8,149	$ 321
LG Chem Ltd.	1,036	383
NAVER Corp.	2,206	294
POSCO Holdings, Inc.	4,157	606
Samsung Electronics Co., Ltd.	8,613	316
		3,546

Taiwan—11.0%
ASPEED Technology, Inc.	7,800	429
Eclat Textile Co., Ltd.	35,000	430
Feng TAY Enterprise Co., Ltd.	88,000	435
MediaTek, Inc.	22,000	380
Micro-Star International Co., Ltd.	64,000	215
Realtek Semiconductor Corp.	37,200	314
Taiwan Semiconductor Manufacturing Co., Ltd.	314,000	4,162
Unimicron Technology Corp.	93,000	341
Vanguard International Semiconductor Corp.	200,000	405
		7,111

Thailand—0.6%
Siam Cement PCL (The) Foreign Shares	47,200	407
United States—2.7%
Advanced Micro Devices, Inc.(1)	5,905	374
Lam Research Corp.	958	351
Marvell Technology, Inc.	9,442	405
Monolithic Power Systems, Inc.	893	325
	Shares	Value

United States—continued
NVIDIA Corp.	2,590	$ 314
		1,769

Total Common Stocks (Identified Cost $80,580)		59,514

Rights—0.0%
Brazil—0.0%
Localiza Rent a Car S.A.(1)	117	— (3)
Total Rights (Identified Cost $—)		— (3)

Total Long-Term Investments—97.2% (Identified Cost $84,740)		62,806

Short-Term Investment—2.7%
Money Market Mutual Fund—2.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 2.748%)(4)	1,723,969	1,724
Total Short-Term Investment (Identified Cost $1,724)		1,724

TOTAL INVESTMENTS—99.9% (Identified Cost $86,464)		$64,530
Other assets and liabilities, net—0.1%		91
NET ASSETS—100.0%		$64,621
Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Footnote Legend:
(1)	Non-income producing.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Amount is less than $500.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
China	40%
Taiwan	11
Brazil	9
South Korea	9
India	8
United States	5
Hong Kong	4
Other	14
Total	100%
† % of total investments as of September 30, 2022.
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$59,514	$ 9,482	$50,032	$— (1)
Preferred Stocks	3,292	980	2,312	—
Rights	— (1)	— (1)	—	—
Money Market Mutual Fund	1,724	1,724	—	—
Total Investments	$64,530	$12,186	$52,344	$— (1)

(1)	Amount is less than $500.
Securities held by the Fund with an end of period value of $—(1) were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end. The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of September 30, 2022.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

NFJ Global Sustainability Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.3%
Austria—1.1%
Erste Group Bank AG Sponsored ADR	80,624	$ 893
Denmark—2.4%
GN Store Nord AS	59,273	1,038
Novo Nordisk A/S Class B	9,138	911
		1,949

Finland—2.4%
Stora Enso Oyj Class R	153,503	1,950
France—1.3%
Kering S.A.	2,297	1,019
Germany—5.6%
adidas AG	11,910	1,369
KION Group AG	23,259	445
SAP SE	15,667	1,277
Vonovia SE	67,394	1,455
		4,546

Ireland—2.2%
Kingspan Group plc	40,147	1,809
Italy—2.1%
Enel SpA	410,823	1,685
Japan—3.9%
Daikin Industries Ltd.	11,486	1,767
Sysmex Corp.	25,600	1,368
		3,135

Netherlands—3.4%
ASML Holding N.V.	6,598	2,733
Norway—0.8%
Norsk Hydro ASA	120,438	646
Spain—1.9%
Industria de Diseno Textil S.A.	75,689	1,562
Sweden—6.0%
Alleima AB(1)	16,924	53
Assa Abloy AB Class B	87,160	1,633
Atlas Copco AB Class A	139,495	1,296
Sandvik AB	80,315	1,095
SSAB AB Class A	179,111	789
		4,866

Switzerland—2.5%
Roche Holding AG	6,188	2,014
	Shares	Value

Taiwan—2.1%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	24,075	$ 1,651
United Kingdom—7.8%
Barratt Developments plc	292,391	1,105
Linde plc	5,089	1,372
Shell plc	155,083	3,847
		6,324

United States—52.8%
Accenture plc Class A	9,446	2,430
Adobe, Inc. (1)	7,240	1,992
Agilent Technologies, Inc.	11,023	1,340
Alexandria Real Estate Equities, Inc.	12,856	1,802
American Express Co.	18,271	2,465
Apple, Inc.	14,836	2,050
Applied Materials, Inc.	25,198	2,065
Baxter International, Inc.	27,356	1,473
Bright Horizons Family Solutions, Inc.(1)	11,666	673
Citigroup, Inc.	28,769	1,199
Estee Lauder Cos., Inc. (The) Class A	7,010	1,514
IDEXX Laboratories, Inc.(1)	5,854	1,907
Intercontinental Exchange, Inc.	15,789	1,427
International Flavors & Fragrances, Inc.	6,290	571
Intuit, Inc.	6,275	2,430
Microsoft Corp.	13,564	3,159
PayPal Holdings, Inc.(1)	26,943	2,319
S&P Global, Inc.	7,845	2,396
Trex Co., Inc.(1)	17,279	759
Visa, Inc. Class A	21,800	3,873
West Pharmaceutical Services, Inc.	8,149	2,005
Xylem, Inc.	14,020	1,225
Zoetis, Inc. Class A	11,565	1,715
		42,789

Total Common Stocks (Identified Cost $85,331)		79,571

Total Long-Term Investments—98.3% (Identified Cost $85,331)		79,571

	Shares	Value

Short-Term Investment—1.5%
Money Market Mutual Fund—1.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(2)	1,239,101	$ 1,239
Total Short-Term Investment (Identified Cost $1,239)		1,239

TOTAL INVESTMENTS—99.8% (Identified Cost $86,570)		$80,810
Other assets and liabilities, net—0.2%		178
NET ASSETS—100.0%		$80,988

Abbreviations:
ADR	American Depositary Receipt
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	55%
United Kingdom	8
Sweden	6
Germany	6
Japan	4
Netherlands	3
Switzerland	3
Other	15
Total	100%
† % of total investments as of September 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

NFJ Global Sustainability Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$79,571	$46,758	$32,813
Money Market Mutual Fund	1,239	1,239	—
Total Investments	$80,810	$47,997	$32,813
There were no securities valued  using  significant unobservable inputs (Level 3) at September 30, 2022.
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
See Notes to Financial Statements

Seix High Yield Income Fund
SCHEDULE OF INVESTMENTS
September 30, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—89.3%
Aerospace & Defense—2.3%
Boeing Co. (The) 5.805%, 5/1/50	$ 40	$ 35
TransDigm, Inc. 5.500%, 11/15/27	365	317
Triumph Group, Inc. 144A 8.875%, 6/1/24(1)	389	384
		736

Airlines—1.8%
American Airlines, Inc. 144A 11.750%, 7/15/25(1)	305	318
Delta Air Lines, Inc. 7.375%, 1/15/26	265	268
		586

Auto Components—1.4%
Clarios Global LP 144A 8.500%, 5/15/27(1)	335	320
Tenneco, Inc. 144A 7.875%, 1/15/29(1)	150	146
		466

Auto Manufacturers—1.6%
Ford Motor Co. 9.625%, 4/22/30	475	528
Building Materials—2.9%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	225	200
Griffon Corp. 5.750%, 3/1/28	140	120
Standard Industries, Inc.
144A 5.000%, 2/15/27(1)	340	301
144A 4.375%, 7/15/30(1)	109	83
Summit Materials LLC 144A 5.250%, 1/15/29(1)	285	251
		955

Coal—0.2%
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	70	68
Commercial Services—3.1%
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	370	304
Cimpress plc 144A 7.000%, 6/15/26(1)	415	282
Global Payments, Inc. 4.950%, 8/15/27	230	219
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	240	216
		1,021

	Par Value	Value

Computers—0.6%
NCR Corp. 144A 5.125%, 4/15/29(1)	$ 250	$ 188
Containers & Packaging—1.1%
Ball Corp. 3.125%, 9/15/31	49	37
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	360	326
		363

Diversified Financial Services—3.4%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	295	231
144A 5.750%, 11/15/31(1)	170	125
PennyMac Financial Services, Inc. 144A 5.750%, 9/15/31(1)	205	147
Radian Group, Inc.
4.500%, 10/1/24	75	71
6.625%, 3/15/25	175	170
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	400	349
		1,093

Electric Utilities—1.1%
NRG Energy, Inc. 144A 3.750%, 6/15/24(1)	75	72
Vistra Operations Co. LLC 144A 5.125%, 5/13/25(1)	297	288
		360

Electronic Equipment, Instruments & Components—1.0%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	345	338
Electronics—0.9%
Coherent Corp. 144A 5.000%, 12/15/29(1)	365	302
Engineering & Construction—0.4%
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	125	113
Entertainment—5.1%
Caesars Entertainment, Inc. 144A 8.125%, 7/1/27(1)	570	544
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	180	157
Cedar Fair LP 5.375%, 4/15/27	230	214
	Par Value	Value

Entertainment—continued
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)	$ 480	$ 417
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	405	336
		1,668

Environmental Services—1.0%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	395	333
Equity Real Estate Investment Trusts (REITs)—2.6%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)	390	323
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	240	205
Service Properties Trust 7.500%, 9/15/25	330	309
		837

Food & Beverage—4.1%
JBS USA LUX S.A. 144A 4.375%, 2/2/52(1)	125	84
Performance Food Group, Inc. 144A 5.500%, 10/15/27(1)	300	273
Pilgrim’s Pride Corp. 144A 5.875%, 9/30/27(1)	177	172
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	360	294
US Foods, Inc.
144A 6.250%, 4/15/25(1)	235	231
144A 4.750%, 2/15/29(1)	325	278
		1,332

Healthcare-Services—5.7%
Centene Corp.
4.250%, 12/15/27	365	334
4.625%, 12/15/29	345	310
DaVita, Inc. 144A 4.625%, 6/1/30(1)	445	344
Select Medical Corp. 144A 6.250%, 8/15/26(1)	345	325
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	510	447
144A 6.125%, 6/15/30(1)	115	105
		1,865

Home Builders—2.8%
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	290	260
Meritage Homes Corp. 144A 3.875%, 4/15/29(1)	125	99
See Notes to Financial Statements

Seix High Yield Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Home Builders—continued
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	$ 360	$ 353
Taylor Morrison Communities, Inc. 144A 5.750%, 1/15/28(1)	225	197
		909

Internet—3.4%
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)	365	326
MercadoLibre, Inc. 3.125%, 1/14/31	200	143
Uber Technologies, Inc.
144A 7.500%, 9/15/27(1)	445	436
144A 6.250%, 1/15/28(1)	230	214
		1,119

Investment Companies—0.9%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	390	306
Iron & Steel—1.1%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	200	180
TMS International Corp. 144A 6.250%, 4/15/29(1)	265	188
		368

Leisure Time—2.8%
Carnival Corp. 144A 10.500%, 2/1/26(1)	340	336
NCL Corp., Ltd. 144A 7.750%, 2/15/29(1)	210	158
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)	314	334
144A 5.375%, 7/15/27(1)	110	81
		909

Lodging—1.4%
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	310	250
MGM Resorts International 4.750%, 10/15/28	245	205
		455

Machinery-Construction & Mining—0.9%
Terex Corp. 144A 5.000%, 5/15/29(1)	325	279
	Par Value	Value

Media—7.1%
CCO Holdings LLC
4.500%, 5/1/32	$ 211	$ 161
144A 5.125%, 5/1/27(1)	135	122
144A 5.375%, 6/1/29(1)	400	350
144A 4.750%, 3/1/30(1)	25	20
Charter Communications Operating LLC 6.484%, 10/23/45	146	129
CSC Holdings LLC 144A 6.500%, 2/1/29(1)	400	353
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	185	159
DISH DBS Corp. 7.375%, 7/1/28	260	175
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	245	192
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	450	341
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	365	313
		2,315

Mining—0.1%
Freeport-McMoRan, Inc. 5.450%, 3/15/43	40	33
Oil, Gas & Consumable Fuels—11.7%
Callon Petroleum Co.
6.375%, 7/1/26	95	86
144A 8.000%, 8/1/28(1)	440	406
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	355	331
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	26	25
Comstock Resources, Inc. 144A 6.750%, 3/1/29(1)	350	323
Ensign Drilling, Inc. 144A 9.250%, 4/15/24(1)	145	128
Occidental Petroleum Corp.
8.875%, 7/15/30	150	167
6.625%, 9/1/30	380	386
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	340	281
PDC Energy, Inc. 5.750%, 5/15/26	225	208
SM Energy Co. 6.500%, 7/15/28	360	342
Southwestern Energy Co. 5.375%, 3/15/30	325	293
Sunoco LP 5.875%, 3/15/28	235	213
USA Compression Partners LP 6.875%, 9/1/27	355	323
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	$ 325	$ 283
		3,795

Paper & Forest Products—0.5%
Sylvamo Corp. 144A 7.000%, 9/1/29(1)	200	171
Pharmaceuticals—3.7%
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	325	304
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	345	298
Organon & Co. 144A 5.125%, 4/30/31(1)	405	332
Prestige Brands, Inc. 144A 5.125%, 1/15/28(1)	295	265
		1,199

Pipelines—3.2%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	325	287
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	395	353
Energy Transfer LP 5.000%, 5/15/50	40	31
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	110	102
Western Midstream Operating LP 4.650%, 7/1/26	280	262
		1,035

Retail—1.9%
Asbury Automotive Group, Inc. 144A 4.625%, 11/15/29(1)	170	136
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	295	257
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(1)	150	119
144A 6.125%, 3/15/32(1)	135	103
		615

Semiconductors—2.0%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	445	431
See Notes to Financial Statements

Seix High Yield Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
	Par Value	Value

Semiconductors—continued
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	$ 240	$ 219
		650

Software—1.7%
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	305	259
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	320	292
		551

Telecommunications—3.8%
Altice France S.A. 144A 8.125%, 2/1/27(1)	200	179
Frontier Communications Holdings LLC 144A 5.000%, 5/1/28(1)	300	257
Hughes Satellite Systems Corp. 6.625%, 8/1/26	365	331
T-Mobile USA, Inc. 4.750%, 2/1/28	325	307
Viasat, Inc. 144A 5.625%, 4/15/27(1)	185	154
		1,228

Total Corporate Bonds and Notes (Identified Cost $32,295)		29,089

	Shares
Preferred Stock—4.3%
Entertainment—4.3%
LiveStyle, Inc. Series B (2)(3)(4)	18,941	1,396
Total Preferred Stock (Identified Cost $1,857)		1,396

Common Stocks—1.5%
Banks—1.3%
CCF Holdings LLC(3)(5)	1,570,753	346
	Shares	Value

Banks—continued
CCF Holdings LLC Class M(3)(5)	293,320	$ 64
		410

Consumer Finance—0.2%
Erickson, Inc.(3)(5)	2,675	72
Entertainment—0.0%
LiveStyle, Inc. (2)(3)(4)(5)	67,983	— (6)
Total Common Stocks (Identified Cost $4,945)		482

Warrants—0.1%
Banks—0.1%
CCF Holdings LLC(3)(5)	485,227	29
Media—0.0%
Tenerity, Inc.(3)(4)(5)	3,898	—
Total Warrants (Identified Cost $770)		29

Total Long-Term Investments—95.2% (Identified Cost $39,867)		30,996

Short-Term Investment—3.2%
Money Market Mutual Fund—3.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 2.758%)(7)	1,042,740	1,043
Total Short-Term Investment (Identified Cost $1,043)		1,043

TOTAL INVESTMENTS—98.4% (Identified Cost $40,910)		$32,039
Other assets and liabilities, net—1.6%		528
NET ASSETS—100.0%		$32,567
Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities amounted to a value of $21,901 or 67.2% of net assets.
(2)	During the reporting period, a member of the Fund’s former portfolio management team was a member of the board of directors of LiveStyle, Inc. As of the reporting period end, this is no longer the case.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	All or a portion of the security is restricted.
(5)	Non-income producing.
(6)	Amount is less than $500.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	91%
Ireland	2
Canada	2
Bermuda	1
Liberia	1
Panama	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of September 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Yield Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at September 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$29,089	$ —	$29,089	$ —
Equity Securities:
Common Stocks	482	—	—	482
Preferred Stock	1,396	—	—	1,396
Warrants	29	—	—	29 (1)
Money Market Mutual Fund	1,043	1,043	—	—
Total Investments	$32,039	$1,043	$29,089	$1,907

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at September 30, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Preferred Stocks	Warrants
Investments in Securities
Balance as of September 30, 2021:	3,539	1,417	1,894	228 (a)
Net realized gain (loss)	— (b)	—	—	— (b)
Net change in unrealized appreciation (depreciation)(c)	(1,632)	(935)	(498)	(199)
Sales	— (b)	—	—	— (b)
Balance as of September 30, 2022	$ 1,907	$ 482	$ 1,396	$ 29(a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b)Amount is less than $500.
(c) The net change in unrealized appreciation (depreciation) on investments still held at September 30, 2022, was $(1,632).
See Notes to Financial Statements

Seix High Yield Income Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2022:
Investments in Securities – Assets	Ending Balance at September 30, 2022	Valuation Technique Used	Unobservable Inputs	Input Values

Preferred Stock:
LiveStyle, Inc. Series B	$1,396	Discounted cash flows liquidation approach	Discount rate	26.65% (25.34% - 28.44%)

Common Stocks:
CCF Holdings LLC	$ 346	Market and Company Comparables	EV Multiples	1.02x (0.65x - 1.42x)
				0.60x (0.41x - 0.78x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 64	Market and Company Comparables	EV Multiples	1.02x (0.65x - 1.42x)
				0.60x (0.41x - 0.78x)
			Illiquidity Discount	20%

Erickson, Inc.	$ 71	Market and Company Comparables	EV Multiples	1.05x (0.63x - 2.62x)
				12.85x (9.27x - 14.89x)
				0.92x (0.46x - 1.46x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Discounted cash flows liquidation approach	Discount rate	26.65% (25.34% - 28.44%)

Warrants:
CCF Holdings LLC	$ 29	Market and Company Comparables	EV Multiples	1.02x (0.65x - 1.42x)
				0.60x (0.41x - 0.78x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	49.21%

(1) Amount is less than $500.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022
(Reported in thousands except shares and per share amounts)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Assets
Investment in securities at value(1)	$ 1,617,259	$ 632,508	$ 145,738	$ 42,781
Investment in affiliates at value(2)	—	—	69,100	—
Foreign currency at value(3)	—	629	33	52
Cash	503	100	100	50
Due from broker	—	—	3,360	—
Cash pledged as collateral for futures contracts	—	—	3,142	—
Cash pledged as collateral for swap contracts	—	—	292	—
Variation margin receivable on swap contracts	—	—	144	—
Receivables
Investment securities sold	13,395	5,234	41	751
Fund shares sold	1,058	210	28	1
Receivable from adviser	—	—	16	—
Receivable from affiliate	—	106	—	89
Dividends and interest	3,087	726	676	263
Tax reclaims	—	1,367	24	255
Prepaid Trustees’ retainer	21	10	3	1
Prepaid expenses	70	39	48	26
Other assets	157	92	56	1
Total assets	1,635,550	641,021	222,801	44,270
Liabilities
Variation margin payable on futures contracts	—	—	175	—
Payables
Fund shares repurchased	2,552	739	256	94
Investment securities purchased	12,810	1,679	21	49
Investment advisory fees	557	356	—	25
Distribution and service fees	127	84	10	1
Administration and accounting fees	142	58	19	5
Transfer agent and sub-transfer agent fees and expenses	224	127	16	8
Professional fees	5	12	18	35
Trustee deferred compensation plan	157	92	56	1
Interest expense and/or commitment fees	16	6	2	— (a)
Other accrued expenses	134	83	25	8
Total liabilities	16,724	3,236	598	226
Net Assets	$ 1,618,826	$ 637,785	$ 222,203	$ 44,044
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 1,792,352	$ 556,068	$ 247,925	$ 51,946
Accumulated earnings (loss)	(173,526)	81,717	(25,722)	(7,902)
Net Assets	$ 1,618,826	$ 637,785	$ 222,203	$ 44,044
Net Assets:
Class A	$ 236,603	$ 207,428	$ 36,036	$ 2,845
Class C	$ 87,842	$ 41,415	$ 2,136	$ 166
Class P	$ 348,324	$ 153,863	$ 2,270	$ 4,965
Institutional Class	$ 930,359	$ 235,079	$ 6,085	$ 17,202
Class R6	$ 86	$ —	$ 175,564	$ 18,866
Administrative Class	$ 15,612	$ —	$ 112	$ —
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2022
(Reported in thousands except shares and per share amounts)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	7,815,701	13,073,981	3,990,184	124,975
Class C	2,862,163	2,778,665	225,875	7,562
Class P	11,989,107	9,626,472	255,782	218,867
Institutional Class	31,519,518	15,099,236	679,966	727,013
Class R6	2,904	—	20,181,842	807,476
Administrative Class	524,169	—	11,965	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 30.27	$ 15.87	$ 9.03	$ 22.77
Class C	$ 30.69	$ 14.90	$ 9.46	$ 21.97
Class P	$ 29.05	$ 15.98	$ 8.87	$ 22.68
Institutional Class	$ 29.52	$ 15.57	$ 8.95	$ 23.66
Class R6	$ 29.49	$ —	$ 8.70	$ 23.36
Administrative Class	$ 29.78	$ —	$ 9.38	$ —
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 32.03	$ 16.79	$ 9.56	$ 24.10
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 1,688,784	$ 542,550	$ 164,087	$ 47,963
(2) Investment in affiliates at cost	$ —	$ —	$ 84,569	$ —
(3) Foreign currency at cost	$ —	$ 673	$ 65	$ 54

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2022
(Reported in thousands except shares and per share amounts)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund	Seix High Yield Income Fund
Assets
Investment in securities at value(1)	$ 539,225	$ 64,530	$ 80,810	$ 32,039
Foreign currency at value(2)	—	104	60	—
Cash	4,694	1,074	103	50
Receivables
Investment securities sold	14,026	361	3,007	321
Fund shares sold	430	12	1	1
Receivable from affiliate	—	—	42	—
Dividends and interest	10,072	148	146	520
Tax reclaims	—	5	158	3
Prepaid Trustees’ retainer	7	1	1	— (a)
Prepaid expenses	58	39	29	30
Other assets	180	14	5	39
Total assets	568,692	66,288	84,362	33,003
Liabilities
Payables
Fund shares repurchased	3,818	126	21	26
Investment securities purchased	9,070	1,426	3,261	308
Investment advisory fees	139	20	28	3
Distribution and service fees	49	2	1	4
Administration and accounting fees	48	6	8	4
Transfer agent and sub-transfer agent fees and expenses	87	27	9	8
Professional fees	18	32	31	40
Trustee deferred compensation plan	180	14	5	38
Interest expense and/or commitment fees	4	1	1	— (a)
Other accrued expenses	39	13	9	5
Total liabilities	13,452	1,667	3,374	436
Net Assets	$ 555,240	$ 64,621	$ 80,988	$ 32,567
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 802,487	$ 91,883	$ 76,263	$ 82,277
Accumulated earnings (loss)	(247,247)	(27,262)	4,725	(49,710)
Net Assets	$ 555,240	$ 64,621	$ 80,988	$ 32,567
Net Assets:
Class A	$ 114,099	$ 8,246	$ 3,451	$ 12,984
Class C	$ 58,284	$ 476	$ —	$ 1,195
Class P	$ 140,949	$ 11,220	$ 2,689	$ 1,561
Institutional Class	$ 231,407	$ 44,679	$ 74,848	$ 16,713
Class R6	$ 10,501	$ —	$ —	$ —
Administrative Class	$ —	$ —	$ —	$ 114
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	8,888,225	612,323	224,568	1,816,215
Class C	4,526,075	35,542	—	167,484
Class P	11,035,955	838,315	172,036	229,923
Institutional Class	18,181,683	3,337,349	4,688,376	2,453,575
Class R6	824,343	—	—	—
Administrative Class	—	—	—	16,783
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2022
(Reported in thousands except shares and per share amounts)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund	Seix High Yield Income Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$ 12.84	$ 13.47	$ 15.37	$ 7.15
Class C	$ 12.88	$ 13.40	$ —	$ 7.14
Class P	$ 12.77	$ 13.38	$ 15.63	$ 6.79
Institutional Class	$ 12.73	$ 13.39	$ 15.96	$ 6.81
Class R6	$ 12.74	$ —	$ —	$ —
Administrative Class	$ —	$ —	$ —	$ 6.76
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 13.14	$ 14.25	$ 16.26	$ 7.43
Maximum Sales Charge - Class A	2.25%	5.50%	5.50%	3.75%
(1) Investment in securities at cost	$ 610,432	$ 86,464	$ 86,570	$ 40,910
(2) Foreign currency at cost	$ —	$ 108	$ 62	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED September 30, 2022
($ reported in thousands)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Investment Income
Dividends	$ 13,395	$ 14,909	$ 1,244	$ 1,938
Dividends from affiliates	—	—	662	—
Interest	19,399	—	2,092	—
Foreign taxes withheld	(17)	(1,101)	(55)	(189)
Total investment income	32,777	13,808	3,943	1,749
Expenses
Investment advisory fees	13,455	8,815	1,829	627
Distribution and service fees, Class A	817	669	112	10
Distribution and service fees, Class C	1,150	598	23	3
Distribution and service fees, Administrative Class	55	—	— (1)	—
Administration and accounting fees	2,339	798	264	63
Transfer agent fees and expenses	972	387	109	27
Sub-transfer agent fees and expenses, Class A	333	258	32	6
Sub-transfer agent fees and expenses, Class C	89	53	2	— (1)
Sub-transfer agent fees and expenses, Class P	613	284	5	6
Sub-transfer agent fees and expenses, Institutional Class	1,176	319	7	23
Sub-transfer agent fees and expenses, Administrative Class	37	—	—	—
Custodian fees	31	32	34	21
Printing fees and expenses	180	81	22	7
Professional fees	73	36	31	31
Interest expense and/or commitment fees	67	27	7	3
Registration fees	205	101	88	61
Trustees’ fees and expenses	33	16	—	—
Miscellaneous expenses	76	75	51	12
Total expenses	21,701	12,549	2,616	900
Less net expenses reimbursed and/or waived by investment adviser(2)	(2,835)	(2,468)	(1,864)	(243)
Less low balance account fees	— (1)	— (1)	— (1)	—
Net expenses	18,866	10,081	752	657
Net investment income (loss)	13,911	3,727	3,191	1,092
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(67,311)	(8,424)	(4,551)	(1,715)
Investments in affiliates	—	—	13	—
Foreign currency transactions	—	(703)	29	(220)
Futures	—	—	(353)	—
Swaps	—	—	150	—
Net increase from payment by affiliate(3)	—	105	—	86
Capital gain received from investments in underlying funds	—	—	17,830	—
Net change in unrealized appreciation (depreciation) on:
Investments	(462,594)	(225,397)	(20,353)	(24,124)
Investments in affiliates	—	—	(41,971)	—
Foreign currency transactions	—	28	(34)	(34)
Futures	—	—	(543)	—
Swaps	—	—	156	—
Net realized and unrealized gain (loss) on investments	(529,905)	(234,391)	(49,627)	(26,007)
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2022
($ reported in thousands)
	Convertible Fund	Duff & Phelps Water Fund	Global Allocation Fund	International Small-Cap Fund
Net increase (decrease) in net assets resulting from operations	$(515,994)	$(230,664)	$(46,436)	$(24,915)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
(3)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED September 30, 2022
($ reported in thousands)
	Newfleet Short Duration High Income Fund	NFJ Emerging Markets Value Fund	NFJ Global Sustainability Fund	Seix High Yield Income Fund
Investment Income
Dividends	$ 114	$ 2,214	$ 2,259	$ 7
Interest	39,334	—	—	2,951
Foreign taxes withheld	—	(229)	(177)	—
Total investment income	39,448	1,985	2,082	2,958
Expenses
Investment advisory fees	3,485	1,016	925	257
Distribution and service fees, Class A	331	32	13	43
Distribution and service fees, Class C	342	7	—	14
Distribution and service fees, Administrative Class	—	—	—	— (1)
Administration and accounting fees	508	121	115	57
Transfer agent fees and expenses	301	50	48	23
Sub-transfer agent fees and expenses, Class A	87	18	6	28
Sub-transfer agent fees and expenses, Class C	52	1	—	1
Sub-transfer agent fees and expenses, Class P	190	41	4	3
Sub-transfer agent fees and expenses, Institutional Class	263	98	24	26
Custodian fees	19	27	14	17
Printing fees and expenses	59	13	11	8
Professional fees	37	53	29	37
Interest expense and/or commitment fees	21	6	3	3
Registration fees	95	59	41	68
Trustees’ fees and expenses	—	— (1)	—	—
Miscellaneous expenses	77	13	9	15
Total expenses	5,867	1,555	1,242	600
Less net expenses reimbursed and/or waived by investment adviser(2)	(695)	(434)	(424)	(87)
Less low balance account fees	—	—	—	— (1)
Net expenses	5,172	1,121	818	513
Net investment income (loss)	34,276	864	1,264	2,445
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(22,264)	4,395	12,454	(2,595)
Foreign currency transactions	—	(75)	(17)	—
Foreign capital gains tax	—	(322)	—	—
Net increase from payment by affiliate	—	—	42	—
Net change in unrealized appreciation (depreciation) on:
Investments	(60,565)	(45,880)	(42,896)	(8,014)
Investments in affiliates	—	—	—	(37)
Foreign currency transactions	—	(5)	(13)	—
Foreign capital gains tax	—	493	—	—
Net realized and unrealized gain (loss) on investments	(82,829)	(41,394)	(30,430)	(10,646)
Net increase (decrease) in net assets resulting from operations	$(48,553)	$(40,530)	$(29,166)	$ (8,201)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Convertible Fund		Duff & Phelps Water Fund		Global Allocation Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 13,911	$ 11,860	$ 3,727	$ 12,242	$ 3,191	$ 4,186
Net realized gain (loss)	(67,311)	498,165	(9,127)	74,216	13,118	21,653
Net increase from payment by affiliate(1)	—	—	105	—	—	19
Net change in unrealized appreciation (depreciation)	(462,594)	40,697	(225,369)	125,391	(62,745)	14,994
Increase (decrease) in net assets resulting from operations	(515,994)	550,722	(230,664)	211,849	(46,436)	40,852
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(65,809)	(22,125)	(22,884)	(3,622)	(4,207)	(3,153)
Class C	(21,956)	(8,086)	(5,076)	(945)	(190)	(169)
Class R	—	(23)	—	—	—	(1)
Class P	(122,685)	(47,449)	(23,588)	(4,915)	(483)	(403)
Institutional Class	(307,162)	(94,311)	(31,397)	(4,511)	(1,049)	(739)
Class R6	(1)	—	—	—	(20,157)	(16,125)
Administrative Class	(4,687)	(1,437)	—	—	(4)	(2)
Total dividends and distributions to shareholders	(522,300)	(173,431)	(82,945)	(13,993)	(26,090)	(20,592)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(22,408)	92,170	11,535	30,189	(1,454)	(571)
Class C	(5,248)	7,742	(7,048)	(4,402)	220	(1,274)
Class R	—	(318)	—	—	—	(21)
Class P	(224,366)	158,447	(101,945)	30,967	(3,155)	744
Institutional Class	(102,547)	393,391	29,236	61,479	(2,346)	431
Class R6	100	—	—	—	14,973	9,982
Administrative Class	(607)	8,952	—	—	92	13
Increase (decrease) in net assets from capital transactions	(355,076)	660,384	(68,222)	118,233	8,330	9,304
Net increase (decrease) in net assets	(1,393,370)	1,037,675	(381,831)	316,089	(64,196)	29,564
Net Assets
Beginning of period	3,012,196	1,974,521	1,019,616	703,527	286,399	256,835
End of Period	$ 1,618,826	$ 3,012,196	$ 637,785	$ 1,019,616	$ 222,203	$ 286,399

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	International Small-Cap Fund		Newfleet Short Duration High Income Fund		NFJ Emerging Markets Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,092	$ 595	$ 34,276	$ 34,430	$ 864	$ 737
Net realized gain (loss)	(1,935)	11,201	(22,264)	(2,872)	3,998	15,422
Net increase from payment by affiliate(1)	86	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	(24,158)	6,255	(60,565)	49,267	(45,392)	1,043
Increase (decrease) in net assets resulting from operations	(24,915)	18,051	(48,553)	80,825	(40,530)	17,202
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(791)	(43)	(7,220)	(8,599)	(24)	(157)
Class C	(52)	(6)	(3,534)	(4,603)	—	(1)
Class R	—	(12)	—	—	—	—
Class P	(1,698)	(128)	(12,640)	(14,795)	(39)	(129)
Institutional Class	(4,717)	(499)	(16,671)	(17,396)	(372)	(1,796)
Class R6	(5,137)	(431)	(1,035)	(1,606)	—	—
Total dividends and distributions to shareholders	(12,395)	(1,119)	(41,100)	(46,999)	(435)	(2,083)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	369	458	(14,906)	3,040	(2,818)	(1,008)
Class C	(43)	(495)	(10,375)	(18,088)	(176)	(222)
Class R	—	(1,032)	—	—	—	—
Class P	(1,304)	(2,178)	(81,279)	(28,217)	5,424	2,702
Institutional Class	1,769	(9,967)	17,284	(45,650)	(46,508)	(5,859)
Class R6	3,516	(4,443)	(8,424)	(14,092)	—	—
Increase (decrease) in net assets from capital transactions	4,307	(17,657)	(97,700)	(103,007)	(44,078)	(4,387)
Net increase (decrease) in net assets	(33,003)	(725)	(187,353)	(69,181)	(85,043)	10,732
Net Assets
Beginning of period	77,047	77,772	742,593	811,774	149,664	138,932
End of Period	$ 44,044	$ 77,047	$ 555,240	$ 742,593	$ 64,621	$ 149,664

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGIC TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NFJ Global Sustainability Fund		Seix High Yield Income Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 1,264	$ 1,039	$ 2,445	$ 3,836
Net realized gain (loss)	12,437	21,591	(2,595)	(2,022)
Net increase from payment by affiliate(1)	42	—	—	—
Net change in unrealized appreciation (depreciation)	(42,909)	11,560	(8,051)	7,429
Increase (decrease) in net assets resulting from operations	(29,166)	34,190	(8,201)	9,243
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,195)	(80)	(836)	(1,000)
Class C	—	—	(66)	(127)
Class R	—	—	—	(9)
Class P	(1,079)	(1,011)	(185)	(326)
Institutional Class	(22,956)	(4,100)	(1,683)	(2,439)
Administrative Class	—	—	(4)	(5)
Total dividends and distributions to shareholders	(25,230)	(5,191)	(2,774)	(3,906)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	625	2,234	(4,165)	(857)
Class C	—	—	(721)	(1,861)
Class R	—	—	—	(527)
Class P	(565)	(26,093)	(1,962)	(6,426)
Institutional Class	9,799	(42,410)	(19,621)	(12,456)
Administrative Class	—	—	20	83
Increase (decrease) in net assets from capital transactions	9,859	(66,269)	(26,449)	(22,044)
Net increase (decrease) in net assets	(44,537)	(37,270)	(37,424)	(16,707)
Net Assets
Beginning of period	125,525	162,795	69,991	86,698
End of Period	$ 80,988	$ 125,525	$ 32,567	$ 69,991

(1)	See Note 4G in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

Convertible Fund
Class A
10/1/21 to 9/30/22	$45.74	0.16	—	(7.94)	(7.78)	(0.19)	(7.50)	(7.69)	—	(15.47)	$30.27	(20.06) %	$ 236,603	0.96%	1.10%	0.45%	121%
10/1/20 to 9/30/21	38.77	0.11	—	9.73	9.84	(0.20)	(2.67)	(2.87)	—	6.97	45.74	25.71	396,378	0.95 (6)	1.02	0.25	130
10/1/19 to 9/30/20	29.25	0.27	—	10.59	10.86	(0.43)	(0.91)	(1.34)	—	9.52	38.77	38.44	254,762	0.96	0.98	0.83	145
10/1/18 to 9/30/19	32.78	0.29	—	0.63	0.92	(0.90)	(3.55)	(4.45)	—	(3.53)	29.25	5.29	69,611	1.02	1.02	0.99	143
10/1/17 to 9/30/18	34.27	0.32	—	4.58	4.90	(1.30)	(5.09)	(6.39)	—	(1.49)	32.78	16.83	61,385	0.96	0.96	1.02	133
Class C
10/1/21 to 9/30/22	$46.36	(0.12)	—	(8.05)	(8.17)	— (7)	(7.50)	(7.50)	—	(15.67)	$30.69	(20.67) %	$ 87,842	1.73%	1.82%	(0.32) %	121%
10/1/20 to 9/30/21	39.39	(0.24)	—	9.88	9.64	— (7)	(2.67)	(2.67)	—	6.97	46.36	24.75	141,138	1.72 (6)	1.77	(0.52)	130
10/1/19 to 9/30/20	29.61	0.02	—	10.77	10.79	(0.10)	(0.91)	(1.01)	—	9.78	39.39	37.40	112,523	1.73	1.74	0.06	145
10/1/18 to 9/30/19	32.95	0.08	—	0.67	0.75	(0.54)	(3.55)	(4.09)	—	(3.34)	29.61	4.53	60,434	1.75	1.75	0.26	143
10/1/17 to 9/30/18	34.36	0.08	—	4.59	4.67	(0.99)	(5.09)	(6.08)	—	(1.41)	32.95	15.90	53,461	1.73	1.73	0.24	133
Class P
10/1/21 to 9/30/22	$44.23	0.23	—	(7.63)	(7.40)	(0.28)	(7.50)	(7.78)	—	(15.18)	$29.05	(19.86) %	$ 348,324	0.71%	0.83%	0.64%	121%
10/1/20 to 9/30/21	37.57	0.22	—	9.42	9.64	(0.31)	(2.67)	(2.98)	—	6.66	44.23	26.03	808,844	0.69 (8)	0.81	0.51	130
10/1/19 to 9/30/20	28.45	0.34	—	10.27	10.61	(0.58)	(0.91)	(1.49)	—	9.12	37.57	38.78	547,783	0.71	0.71	1.08	145
10/1/18 to 9/30/19	32.12	0.35	—	0.60	0.95	(1.07)	(3.55)	(4.62)	—	(3.67)	28.45	5.59	155,601	0.75	0.75	1.26	143
10/1/17 to 9/30/18	33.95	0.38	—	4.50	4.88	(1.62)	(5.09)	(6.71)	—	(1.83)	32.12	17.08	102,412	0.74	0.74	1.24	133
Institutional Class
10/1/21 to 9/30/22	$44.81	0.24	—	(7.74)	(7.50)	(0.29)	(7.50)	(7.79)	—	(15.29)	$29.52	(19.84) %	$ 930,359	0.71%	0.83%	0.68%	121%
10/1/20 to 9/30/21	38.04	0.23	—	9.53	9.76	(0.32)	(2.67)	(2.99)	—	6.77	44.81	26.02	1,640,171	0.69	0.77	0.51	130
10/1/19 to 9/30/20	28.76	0.34	—	10.40	10.74	(0.55)	(0.91)	(1.46)	—	9.28	38.04	38.80	1,045,769	0.71	0.71	1.07	145
10/1/18 to 9/30/19	32.41	0.37	—	0.61	0.98	(1.08)	(3.55)	(4.63)	—	(3.65)	28.76	5.62	370,111	0.72	0.72	1.29	143
10/1/17 to 9/30/18	33.89	0.40	—	4.52	4.92	(1.31)	(5.09)	(6.40)	—	(1.48)	32.41	17.10	332,874	0.71	0.71	1.27	133
Class R6
1/31/22 (9) to 9/30/22	$34.43	0.24	—	(4.94)	(4.70)	(0.24)	—	(0.24)	—	(4.94)	$29.49	(13.67) %	$ 86	0.62%	0.83%	1.11%	121% (10)
Administrative Class
10/1/21 to 9/30/22	$45.15	0.17	—	(7.83)	(7.66)	(0.21)	(7.50)	(7.71)	—	(15.37)	$29.78	(20.05) %	$ 15,612	0.93%	1.16%	0.46%	121%
10/1/20 to 9/30/21	38.36	0.14	—	9.62	9.76	(0.30)	(2.67)	(2.97)	—	6.79	45.15	25.79	25,665	0.91	0.97	0.31	130
10/1/19 to 9/30/20	28.95	0.35	—	10.42	10.77	(0.45)	(0.91)	(1.36)	—	9.41	38.36	38.50	13,386	0.93	0.93	0.99	145
10/1/18 to 9/30/19	32.46	0.30	—	0.61	0.91	(0.87)	(3.55)	(4.42)	—	(3.51)	28.95	5.29	550	0.97	0.97	1.03	143
10/1/17 to 9/30/18	34.08	0.33	—	4.54	4.87	(1.40)	(5.09)	(6.49)	—	(1.62)	32.46	16.88	997	0.93	0.93	1.05	133

Duff & Phelps Water Fund
Class A
10/1/21 to 9/30/22	$22.45	0.05	—	(4.87)	(4.82)	(0.25)	(1.51)	(1.76)	— (7)	(6.58)	$15.87	(23.71) % (11)	$ 207,428	1.22%	1.48%	0.27%	27%
10/1/20 to 9/30/21	17.63	0.26	—	4.87	5.13	(0.04)	(0.27)	(0.31)	—	4.82	22.45	29.41	286,453	1.22	1.45	1.23	32
10/1/19 to 9/30/20	16.31	0.06	—	1.77	1.83	(0.11)	(0.40)	(0.51)	—	1.32	17.63	11.35	200,384	1.22	1.40	0.37	28
10/1/18 to 9/30/19	15.54	0.11	—	1.15	1.26	(0.13)	(0.36)	(0.49)	—	0.77	16.31	8.88	177,463	1.23	1.40	0.76	33
10/1/17 to 9/30/18	15.49	0.13	—	0.34	0.47	(0.04)	(0.38)	(0.42)	—	0.05	15.54	3.05	172,374	1.19	1.41	0.84	34
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Duff & Phelps Water Fund (Continued)
Class C
10/1/21 to 9/30/22	$21.18	(0.09)	—	(4.60)	(4.69)	(0.08)	(1.51)	(1.59)	— (7)	(6.28)	$14.90	(24.32) % (11)	$ 41,415	1.97%	2.22%	(0.50) %	27%
10/1/20 to 9/30/21	16.73	0.09	—	4.63	4.72	— (7)	(0.27)	(0.27)	—	4.45	21.18	28.48	68,805	1.97	2.20	0.43	32
10/1/19 to 9/30/20	15.52	(0.06)	—	1.67	1.61	—	(0.40)	(0.40)	—	1.21	16.73	10.48	57,901	1.97	2.16	(0.38)	28
10/1/18 to 9/30/19	14.79	—	—	1.10	1.10	(0.01)	(0.36)	(0.37)	—	0.73	15.52	8.02	70,175	1.98	2.15	0.01	33
10/1/17 to 9/30/18	14.82	0.01	—	0.34	0.35	—	(0.38)	(0.38)	—	(0.03)	14.79	2.35	83,156	1.94	2.16	0.07	34
Class P
10/1/21 to 9/30/22	$22.53	0.10	—	(4.91)	(4.81)	(0.23)	(1.51)	(1.74)	— (7)	(6.55)	$15.98	(23.53) % (11)	$ 153,863	0.94%	1.19%	0.50%	27%
10/1/20 to 9/30/21	17.68	0.32	—	4.88	5.20	(0.08)	(0.27)	(0.35)	—	4.85	22.53	29.77	339,111	0.94	1.25	1.51	32
10/1/19 to 9/30/20	16.33	0.11	—	1.77	1.88	(0.13)	(0.40)	(0.53)	—	1.35	17.68	11.67	240,922	0.94	1.16	0.66	28
10/1/18 to 9/30/19	15.59	0.15	—	1.14	1.29	(0.19)	(0.36)	(0.55)	—	0.74	16.33	9.14	210,425	0.95	1.17	1.03	33
10/1/17 to 9/30/18	15.57	0.17	—	0.36	0.53	(0.13)	(0.38)	(0.51)	—	0.02	15.59	3.40	243,338	0.93	1.15	1.12	34
Institutional Class
10/1/21 to 9/30/22	$22.06	0.11	—	(4.77)	(4.66)	(0.32)	(1.51)	(1.83)	— (7)	(6.49)	$15.57	(23.48) % (11)	$ 235,079	0.93%	1.23%	0.59%	27%
10/1/20 to 9/30/21	17.33	0.33	—	4.77	5.10	(0.10)	(0.27)	(0.37)	—	4.73	22.06	29.76	325,247	0.93	1.21	1.57	32
10/1/19 to 9/30/20	16.03	0.11	—	1.74	1.85	(0.15)	(0.40)	(0.55)	—	1.30	17.33	11.71	204,320	0.93	1.13	0.68	28
10/1/18 to 9/30/19	15.31	0.15	—	1.11	1.26	(0.18)	(0.36)	(0.54)	—	0.72	16.03	9.12	152,496	0.94	1.18	1.04	33
10/1/17 to 9/30/18	15.32	0.17	—	0.34	0.51	(0.14)	(0.38)	(0.52)	—	(0.01)	15.31	3.36	164,322	0.92	1.14	1.13	34

Global Allocation Fund
Class A
10/1/21 to 9/30/22	$11.99	0.10	0.74	(2.75)	(1.91)	(0.22)	(0.83)	(1.05)	—	(2.96)	$ 9.03	(17.65) %	$ 36,036	0.52%	1.26%	0.91%	88%
10/1/20 to 9/30/21	11.11	0.14	0.16	1.33	1.63	(0.22)	(0.53)	(0.75)	— (7)	0.88	11.99	15.16 (11)	49,743	0.56 (8)	1.22	1.19	168
10/1/19 to 9/30/20	11.05	0.13	—	0.94	1.07	(0.12)	(0.89)	(1.01)	—	0.06	11.11	10.21	46,506	0.52	1.14	1.18	141
10/1/18 to 9/30/19	11.47	0.21	—	0.06	0.27	(0.25)	(0.44)	(0.69)	—	(0.42)	11.05 (12)	3.05 (12)	49,259	0.61	1.14	1.95	29
10/1/17 to 9/30/18	12.34	0.26	—	0.07	0.33	(0.55)	(0.65)	(1.20)	—	(0.87)	11.47	2.62	40,974	0.59	1.12	2.24	17
Class C
10/1/21 to 9/30/22	$12.50	0.06	0.74	(2.88)	(2.08)	(0.13)	(0.83)	(0.96)	—	(3.04)	$ 9.46	(18.21) %	$ 2,136	1.27%	2.03%	0.53%	88%
10/1/20 to 9/30/21	11.47	0.07	0.21	1.32	1.60	(0.04)	(0.53)	(0.57)	— (7)	1.03	12.50	14.29 (11)	2,558	1.31 (8)	1.94	0.59	168
10/1/19 to 9/30/20	11.37	0.06	—	0.95	1.01	(0.02)	(0.89)	(0.91)	—	0.10	11.47	9.28	3,549	1.27	1.83	0.55	141
10/1/18 to 9/30/19	11.67	0.13	—	0.08	0.21	(0.07)	(0.44)	(0.51)	—	(0.30)	11.37 (12)	2.29 (12)	6,393	1.34	1.91	1.14	29
10/1/17 to 9/30/18	12.47	0.19	—	0.06	0.25	(0.40)	(0.65)	(1.05)	—	(0.80)	11.67	1.90	26,220	1.33	1.86	1.56	17
Class P
10/1/21 to 9/30/22	$11.79	0.24	0.70	(2.79)	(1.85)	(0.24)	(0.83)	(1.07)	—	(2.92)	$ 8.87	(17.46) %	$ 2,270	0.32%	1.00%	2.21%	88%
10/1/20 to 9/30/21	10.96	0.16	0.16	1.30	1.62	(0.26)	(0.53)	(0.79)	— (7)	0.83	11.79	15.30 (11)	6,536	0.36 (8)	1.03	1.38	168
10/1/19 to 9/30/20	10.94	0.17	—	0.90	1.07	(0.16)	(0.89)	(1.05)	—	0.02	10.96	10.39	5,371	0.32	0.90	1.63	141
10/1/18 to 9/30/19	11.38	0.18	—	0.12	0.30	(0.30)	(0.44)	(0.74)	—	(0.44)	10.94 (12)	3.30 (12)	6,173	0.37	0.91	1.68	29
10/1/17 to 9/30/18	12.28	0.27	—	0.09	0.36	(0.61)	(0.65)	(1.26)	—	(0.90)	11.38	2.92	4,292	0.35	0.88	2.30	17
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Global Allocation Fund (Continued)
Institutional Class
10/1/21 to 9/30/22	$11.89	0.36	0.72	(2.95)	(1.87)	(0.24)	(0.83)	(1.07)	—	(2.94)	$ 8.95	(17.42) %	$ 6,085	0.29%	1.01%	3.29%	88%
10/1/20 to 9/30/21	11.05	0.17	0.16	1.32	1.65	(0.28)	(0.53)	(0.81)	— (7)	0.84	11.89	15.46 (11)	10,820	0.31 (8)	0.86	1.43	168
10/1/19 to 9/30/20	11.02	0.14	—	0.94	1.08	(0.16)	(0.89)	(1.05)	—	0.03	11.05	10.40	9,609	0.29	0.88	1.28	141
10/1/18 to 9/30/19	11.45	0.24	—	0.06	0.30	(0.29)	(0.44)	(0.73)	—	(0.43)	11.02 (12)	3.34 (12)	6,026	0.36	0.89	2.25	29
10/1/17 to 9/30/18	12.15	0.28	—	0.08	0.36	(0.41)	(0.65)	(1.06)	—	(0.70)	11.45	2.92	6,652	0.33	0.86	2.43	17
Class R6
10/1/21 to 9/30/22	$11.59	0.12	0.71	(2.64)	(1.81)	(0.25)	(0.83)	(1.08)	—	(2.89)	$ 8.70	(17.37) %	$ 175,564	0.22%	0.93%	1.19%	88%
10/1/20 to 9/30/21	10.79	0.17	0.16	1.28	1.61	(0.28)	(0.53)	(0.81)	— (7)	0.80	11.59	15.46 (11)	216,700	0.26 (8)	0.91	1.50	168
10/1/19 to 9/30/20	10.78	0.16	—	0.92	1.08	(0.18)	(0.89)	(1.07)	—	0.01	10.79	10.57	191,750	0.22	0.83	1.52	141
10/1/18 to 9/30/19	11.23	0.23	—	0.06	0.29	(0.30)	(0.44)	(0.74)	—	(0.45)	10.78 (12)	3.34 (12)	249,269	0.28	0.82	2.23	29
10/1/17 to 9/30/18	12.13	0.29	—	0.07	0.36	(0.61)	(0.65)	(1.26)	—	(0.90)	11.23	2.95	252,313	0.28	0.81	2.48	17
Administrative Class
10/1/21 to 9/30/22	$12.42	0.11	0.54	(2.63)	(1.98)	(0.23)	(0.83)	(1.06)	—	(3.04)	$ 9.38	(17.61) %	$ 112	0.47%	0.59%	1.02%	88%
10/1/20 to 9/30/21	11.46	0.33	0.16	1.37	1.86	(0.37)	(0.53)	(0.90)	— (7)	0.96	12.42	16.73 (11)	42	0.47 (8)	2.34	2.68	168
10/1/19 to 9/30/20	11.38	0.13	—	0.98	1.11	(0.14)	(0.89)	(1.03)	—	0.08	11.46	10.24	27	0.47	1.08	1.17	141
10/1/18 to 9/30/19	11.77	0.22	—	0.08	0.30	(0.25)	(0.44)	(0.69)	—	(0.39)	11.38 (12)	3.17 (12)	23	0.53	1.07	1.97	29
10/1/17 to 9/30/18	12.64	0.28	—	0.07	0.35	(0.57)	(0.65)	(1.22)	—	(0.87)	11.77	2.68	22	0.53	1.06	2.28	17

International Small-Cap Fund
Class A
10/1/21 to 9/30/22	$41.91	0.48	—	(12.74)	(12.26)	(0.86)	(6.06)	(6.92)	0.04	(19.14)	$22.77	(34.75) % (11)	$ 2,845	1.25%	1.78%	1.53%	131%
10/1/20 to 9/30/21	34.36	0.22	—	7.76	7.98	(0.30)	(0.13)	(0.43)	—	7.55	41.91	23.32	4,853	1.25	1.77	0.54	51
10/1/19 to 9/30/20	32.15	0.15	—	2.54	2.69	(0.48)	—	(0.48)	—	2.21	34.36	8.37	3,619	1.25	1.75	0.47	60
10/1/18 to 9/30/19	43.09	0.34	—	(6.28)	(5.94)	(0.10)	(4.90)	(5.00)	—	(10.94)	32.15	(12.05)	4,826	1.25	1.94	1.05	55
10/1/17 to 9/30/18	41.19	0.42	—	2.41	2.83	(0.25)	(0.68)	(0.93)	—	1.90	43.09	6.88	9,108	1.25	1.50	0.95	62
Class C
10/1/21 to 9/30/22	$40.12	0.20	—	(12.28)	(12.08)	(0.05)	(6.06)	(6.11)	0.04	(18.15)	$21.97	(35.24) % (11)	$ 166	2.00%	2.49%	0.66%	131%
10/1/20 to 9/30/21	33.00	(0.24)	—	7.60	7.36	(0.11)	(0.13)	(0.24)	—	7.12	40.12	22.36	373	2.00	2.47	(0.62)	51
10/1/19 to 9/30/20	30.72	(0.08)	—	2.40	2.32	(0.04)	—	(0.04)	—	2.28	33.00	7.56	722	2.00	2.49	(0.27)	60
10/1/18 to 9/30/19	41.63	0.05	—	(6.06)	(6.01)	—	(4.90)	(4.90)	—	(10.91)	30.72	(12.75)	963	2.04	2.59	0.16	55
10/1/17 to 9/30/18	40.01	(0.15)	—	2.55	2.40	(0.10)	(0.68)	(0.78)	—	1.62	41.63	5.99	2,610	2.08	2.27	(0.35)	62
Class P
10/1/21 to 9/30/22	$41.77	0.47	—	(12.63)	(12.16)	(0.91)	(6.06)	(6.97)	0.04	(19.09)	$22.68	(34.67) % (11)	$ 4,965	1.10%	1.36%	1.48%	131%
10/1/20 to 9/30/21	34.20	0.27	—	7.72	7.99	(0.29)	(0.13)	(0.42)	—	7.57	41.77	23.45	10,911	1.10	1.53	0.65	51
10/1/19 to 9/30/20	31.91	0.17	—	2.56	2.73	(0.44)	—	(0.44)	—	2.29	34.20	8.55	10,751	1.10	1.49	0.53	60
10/1/18 to 9/30/19	43.06	0.33	—	(6.25)	(5.92)	(0.33)	(4.90)	(5.23)	—	(11.15)	31.91	(11.92)	19,740	1.10	1.58	1.01	55
10/1/17 to 9/30/18	41.33	0.22	—	2.68	2.90	(0.49)	(0.68)	(1.17)	—	1.73	43.06	7.02	48,830	1.10	1.29	0.51	62
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
International Small-Cap Fund (Continued)
Institutional Class
10/1/21 to 9/30/22	$43.24	0.56	—	(13.22)	(12.66)	(0.90)	(6.06)	(6.96)	0.04	(19.58)	$23.66	(34.62) % (11)	$ 17,202	1.04%	1.47%	1.73%	131%
10/1/20 to 9/30/21	35.49	0.29	—	8.03	8.32	(0.44)	(0.13)	(0.57)	—	7.75	43.24	23.55	29,125	1.04	1.50	0.69	51
10/1/19 to 9/30/20	33.21	0.23	—	2.63	2.86	(0.58)	—	(0.58)	—	2.28	35.49	8.61	31,942	1.04	1.51	0.69	60
10/1/18 to 9/30/19	44.65	0.47	—	(6.58)	(6.11)	(0.43)	(4.90)	(5.33)	—	(11.44)	33.21	(11.88)	40,477	1.04	1.61	1.39	55
10/1/17 to 9/30/18	42.85	0.32	—	2.71	3.03	(0.55)	(0.68)	(1.23)	—	1.80	44.65	7.09	49,443	1.05	1.28	0.70	62
Class R6
10/1/21 to 9/30/22	$42.86	0.59	—	(13.08)	(12.49)	(0.99)	(6.06)	(7.05)	0.04	(19.50)	$23.36	(34.60) % (11)	$ 18,866	1.00%	1.37%	1.86%	131%
10/1/20 to 9/30/21	35.17	0.32	—	7.94	8.26	(0.44)	(0.13)	(0.57)	—	7.69	42.86	23.60	31,785	1.00	1.41	0.77	51
10/1/19 to 9/30/20	33.03	0.26	—	2.59	2.85	(0.71)	—	(0.71)	—	2.14	35.17	8.63	29,889	1.00	1.43	0.80	60
10/1/18 to 9/30/19	44.64	0.48	—	(6.59)	(6.11)	(0.60)	(4.90)	(5.50)	—	(11.61)	33.03	(11.82)	28,630	1.00	1.49	1.44	55
10/1/17 to 9/30/18	42.90	0.40	—	2.66	3.06	(0.64)	(0.68)	(1.32)	—	1.74	44.64	7.14	33,876	1.00	1.22	0.87	62

Newfleet Short Duration High Income Fund
Class A
10/1/21 to 9/30/22	$14.59	0.64	—	(1.63)	(0.99)	(0.76)	—	(0.76)	—	(1.75)	$12.84	(7.05) %	$ 114,099	0.86%	0.98%	4.59%	56%
10/1/20 to 9/30/21	13.99	0.62	—	0.84	1.46	(0.86)	—	(0.86)	—	0.60	14.59	10.65	145,424	0.86	0.93	4.24	69
10/1/19 to 9/30/20	14.62	0.58	—	(0.54)	0.04	(0.67)	—	(0.67)	—	(0.63)	13.99	0.37	136,690	0.86	0.87	4.13	81
10/1/18 to 9/30/19	14.93	0.51	—	(0.11)	0.40	(0.71)	—	(0.71)	—	(0.31)	14.62	2.85	136,086	0.88	0.88	3.52	47
10/1/17 to 9/30/18	15.18	0.59	—	(0.16)	0.43	(0.68)	—	(0.68)	—	(0.25)	14.93	2.95	150,899	0.89	0.89	3.92	60
Class C
10/1/21 to 9/30/22	$14.63	0.61	—	(1.63)	(1.02)	(0.73)	—	(0.73)	—	(1.75)	$12.88	(7.27) %	$ 58,284	1.11%	1.24%	4.34%	56%
10/1/20 to 9/30/21	13.98	0.58	—	0.84	1.42	(0.77)	—	(0.77)	—	0.65	14.63	10.34	77,032	1.11	1.20	4.00	69
10/1/19 to 9/30/20	14.61	0.54	—	(0.54)	—	(0.63)	—	(0.63)	—	(0.63)	13.98	0.12	90,863	1.12	1.13	3.86	81
10/1/18 to 9/30/19	14.90	0.47	—	(0.10)	0.37	(0.66)	—	(0.66)	—	(0.29)	14.61	2.58	117,058	1.14	1.14	3.25	47
10/1/17 to 9/30/18	15.15	0.55	—	(0.15)	0.40	(0.65)	—	(0.65)	—	(0.25)	14.90	2.74	135,483	1.11	1.11	3.70	60
Class P
10/1/21 to 9/30/22	$14.52	0.66	—	(1.62)	(0.96)	(0.79)	—	(0.79)	—	(1.75)	$12.77	(6.90) %	$ 140,949	0.65% (6) (13)	0.65%	4.72%	56%
10/1/20 to 9/30/21	13.90	0.65	—	0.83	1.48	(0.86)	—	(0.86)	—	0.62	14.52	10.81	247,819	0.65	0.76	4.45	69
10/1/19 to 9/30/20	14.51	0.59	—	(0.51)	0.08	(0.69)	—	(0.69)	—	(0.61)	13.90	0.69	264,908	0.63	0.67	4.16	81
10/1/18 to 9/30/19	14.88	0.53	—	(0.10)	0.43	(0.80)	—	(0.80)	—	(0.37)	14.51	3.05	501,138	0.65	0.65	3.70	47
10/1/17 to 9/30/18	15.13	0.62	—	(0.15)	0.47	(0.72)	—	(0.72)	—	(0.25)	14.88	3.21	411,367	0.65	0.65	4.14	60
Institutional Class
10/1/21 to 9/30/22	$14.47	0.67	—	(1.61)	(0.94)	(0.80)	—	(0.80)	—	(1.74)	$12.73	(6.78) %	$ 231,407	0.60%	0.76%	4.86%	56%
10/1/20 to 9/30/21	13.89	0.65	—	0.84	1.49	(0.91)	—	(0.91)	—	0.58	14.47	10.91	251,201	0.60	0.70	4.50	69
10/1/19 to 9/30/20	14.52	0.61	—	(0.54)	0.07	(0.70)	—	(0.70)	—	(0.63)	13.89	0.63	285,572	0.61	0.64	4.35	81
10/1/18 to 9/30/19	14.89	0.54	—	(0.11)	0.43	(0.80)	—	(0.80)	—	(0.37)	14.52	3.06	388,672	0.63	0.63	3.74	47
10/1/17 to 9/30/18	15.14	0.63	—	(0.15)	0.48	(0.73)	—	(0.73)	—	(0.25)	14.89	3.26	388,443	0.60	0.60	4.20	60
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Newfleet Short Duration High Income Fund (Continued)
Class R6
10/1/21 to 9/30/22	$14.48	0.68	—	(1.61)	(0.93)	(0.81)	—	(0.81)	—	(1.74)	$12.74	(6.74) %	$ 10,501	0.55%	0.66%	4.87%	56%
10/1/20 to 9/30/21	13.89	0.66	—	0.83	1.49	(0.90)	—	(0.90)	—	0.59	14.48	10.95	21,117	0.55	0.63	4.59	69
10/1/19 to 9/30/20	14.52	0.62	—	(0.54)	0.08	(0.71)	—	(0.71)	—	(0.63)	13.89	0.70	33,741	0.55	0.56	4.49	81
10/1/18 to 9/30/19	14.89	0.56	—	(0.11)	0.45	(0.82)	—	(0.82)	—	(0.37)	14.52	3.20	39,234	0.57	0.57	3.89	47
10/1/17 to 9/30/18	15.14	0.64	—	(0.16)	0.48	(0.73)	—	(0.73)	—	(0.25)	14.89	3.29	52,922	0.55	0.55	4.27	60

NFJ Emerging Markets Value Fund
Class A
10/1/21 to 9/30/22	$20.11	0.09	—	(6.70)	(6.61)	(0.03)	—	(0.03)	—	(6.64)	$13.47	(32.92) %	$ 8,246	1.15%	1.53%	0.52%	83%
10/1/20 to 9/30/21	18.09	0.05	—	2.17	2.22	(0.20)	—	(0.20)	—	2.02	20.11	12.24	15,565	1.14	1.50	0.26	56
10/1/19 to 9/30/20	15.55	0.15	—	2.58	2.73	(0.19)	—	(0.19)	—	2.54	18.09	17.63	14,907	1.14	1.64	0.89	105
10/1/18 to 9/30/19	16.18	0.42	—	(0.68)	(0.26)	(0.37)	—	(0.37)	—	(0.63)	15.55	(1.68)	14,395	1.15	1.65	2.69	101
10/1/17 to 9/30/18	17.24	0.41	—	(1.14)	(0.73)	(0.26)	(0.07)	(0.33)	—	(1.06)	16.18	4.36	22,590	1.14	1.65	2.31	116
Class C
10/1/21 to 9/30/22	$20.12	(0.05)	—	(6.67)	(6.72)	—	—	—	—	(6.72)	$13.40	(33.40) %	$ 476	1.90%	2.24%	(0.25) %	83%
10/1/20 to 9/30/21	18.07	(0.11)	—	2.17	2.06	(0.01)	—	(0.01)	—	2.05	20.12	11.40	914	1.89	2.25	(0.51)	56
10/1/19 to 9/30/20	15.56	0.03	—	2.57	2.60	(0.09)	—	(0.09)	—	2.51	18.07	16.75	1,016	1.89	2.37	0.16	105
10/1/18 to 9/30/19	16.23	0.35	—	(0.73)	(0.38)	(0.29)	—	(0.29)	—	(0.67)	15.56	(2.38)	1,006	1.90	2.40	2.24	101
10/1/17 to 9/30/18	17.33	0.24	—	(1.11)	(0.87)	(0.16)	(0.07)	(0.23)	—	(1.10)	16.23	(5.08)	1,196	1.90	2.38	1.35	116
Class P
10/1/21 to 9/30/22	$19.99	0.14	—	(6.69)	(6.55)	(0.06)	—	(0.06)	—	(6.61)	$13.38	(32.84) %	$ 11,220	1.00%	1.46%	0.83%	83%
10/1/20 to 9/30/21	18.05	0.09	—	2.15	2.24	(0.30)	—	(0.30)	—	1.94	19.99	12.40	10,449	0.99 (8)	1.47	0.44	56
10/1/19 to 9/30/20	15.53	0.22	—	2.53	2.75	(0.23)	—	(0.23)	—	2.52	18.05	17.85	7,192	0.99	1.27	1.33	105
10/1/18 to 9/30/19	16.16	0.45	—	(0.69)	(0.24)	(0.39)	—	(0.39)	—	(0.63)	15.53	(1.53)	2,022	0.99	1.32	2.90	101
10/1/17 to 9/30/18	17.13	0.36	—	(1.08)	(0.72)	(0.18)	(0.07)	(0.25)	—	(0.97)	16.16	(4.30)	3,312	0.98	1.48	2.03	116
Institutional Class
10/1/21 to 9/30/22	$19.98	0.13	—	(6.65)	(6.52)	(0.07)	—	(0.07)	—	(6.59)	$13.39	(32.75) %	$ 44,679	0.89%	1.24%	0.75%	83%
10/1/20 to 9/30/21	18.01	0.11	—	2.15	2.26	(0.29)	—	(0.29)	—	1.97	19.98	12.50	122,736	0.89	1.27	0.50	56
10/1/19 to 9/30/20	15.48	0.19	—	2.57	2.76	(0.23)	—	(0.23)	—	2.53	18.01	17.95	115,817	0.89	1.34	1.18	105
10/1/18 to 9/30/19	16.29	0.49	—	(0.73)	(0.24)	(0.57)	—	(0.57)	—	(0.81)	15.48	(1.45)	90,711	0.90	1.37	3.13	101
10/1/17 to 9/30/18	17.49	0.42	—	(1.11)	(0.69)	(0.44)	(0.07)	(0.51)	—	(1.20)	16.29	(4.12)	111,161	0.90	1.39	2.41	116
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)

NFJ Global Sustainability Fund
Class A
10/1/21 to 9/30/22	$25.50	0.18	—	(5.11)	(4.93)	(0.15)	(5.06)	(5.21)	0.01	(10.13)	$15.37	(25.53) % (11)	$ 3,451	0.94%	1.42%	0.85%	70%
10/1/20 to 9/30/21	21.06	0.13	—	4.97	5.10	(0.16)	(0.50)	(0.66)	—	4.44	25.50	24.61	5,305	0.94	1.37	0.54	30
10/1/19 to 9/30/20	18.27	0.11	—	3.03	3.14	(0.02)	(0.33)	(0.35)	—	2.79	21.06	17.35	2,350	0.98	1.44	0.58	31
10/1/18 to 9/30/19	19.46	0.14	—	0.04	0.18	(0.30)	(1.07)	(1.37)	—	(1.19)	18.27	2.43	1,444	1.09	1.84	0.77	49
10/1/17 to 9/30/18	17.96	0.17	—	1.98	2.15	(0.21)	(0.44)	(0.65)	—	1.50	19.46	12.23	614	1.09	1.70	0.92	20
Class P
10/1/21 to 9/30/22	$25.72	0.20	—	(5.20)	(5.00)	(0.04)	(5.06)	(5.10)	0.01	(10.09)	$15.63	(25.44) % (11)	$ 2,689	0.79%	0.98%	0.94%	70%
10/1/20 to 9/30/21	21.22	0.10	—	5.07	5.17	(0.17)	(0.50)	(0.67)	—	4.50	25.72	24.78	5,336	0.79	1.17	0.44	30
10/1/19 to 9/30/20	18.39	0.14	—	3.05	3.19	(0.03)	(0.33)	(0.36)	—	2.83	21.22	17.52	28,372	0.84	1.13	0.74	31
10/1/18 to 9/30/19	19.68	0.21	—	(0.02)	0.19	(0.41)	(1.07)	(1.48)	—	(1.29)	18.39	2.56	21,582	0.94	1.65	1.17	49
10/1/17 to 9/30/18	18.13	0.16	—	2.05	2.21	(0.22)	(0.44)	(0.66)	—	1.55	19.68	12.44	11,362	0.94	1.25	0.84	20
Institutional Class
10/1/21 to 9/30/22	$26.28	0.24	—	(5.33)	(5.09)	(0.18)	(5.06)	(5.24)	0.01	(10.32)	$15.96	(25.39) % (11)	$ 74,848	0.69%	1.06%	1.11%	70%
10/1/20 to 9/30/21	21.64	0.18	—	5.13	5.31	(0.17)	(0.50)	(0.67)	—	4.64	26.28	24.95	114,884	0.69	1.09	0.72	30
10/1/19 to 9/30/20	18.75	0.17	—	3.10	3.27	(0.05)	(0.33)	(0.38)	—	2.89	21.64	17.59	132,073	0.74	1.03	0.88	31
10/1/18 to 9/30/19	19.72	0.19	—	0.06	0.25	(0.15)	(1.07)	(1.22)	—	(0.97)	18.75	2.63	2,072	0.84	1.66	1.05	49
10/1/17 to 9/30/18	18.13	0.22	—	2.00	2.22	(0.19)	(0.44)	(0.63)	—	1.59	19.72	12.52	28,237	0.84	1.43	1.18	20

Seix High Yield Income Fund
Class A
10/1/21 to 9/30/22	$ 8.97	0.37	—	(1.78)	(1.41)	(0.41)	—	(0.41)	—	(1.82)	$ 7.15	(16.24) %	$ 12,984	1.13%	1.33%	4.41%	51%
10/1/20 to 9/30/21	8.39	0.43	—	0.58	1.01	(0.43)	—	(0.43)	—	0.58	8.97	12.20	20,763	1.13 (6)	1.14	4.93	153
10/1/19 to 9/30/20	8.91	0.42	—	(0.50)	(0.08)	(0.44)	—	(0.44)	—	(0.52)	8.39	(0.82)	20,251	1.12	1.12	4.96	143
10/1/18 to 9/30/19	8.91	0.43	—	0.01	0.44	(0.44)	—	(0.44)	—	—	8.91	5.18	26,937	1.07	1.07	4.98	70
10/1/17 to 9/30/18	9.31	0.45	—	(0.39)	0.06	(0.46)	—	(0.46)	—	(0.40)	8.91	0.67	33,768	1.05	1.05	4.93	40
Class C
10/1/21 to 9/30/22	$ 8.95	0.31	—	(1.77)	(1.46)	(0.35)	—	(0.35)	—	(1.81)	$ 7.14	(16.76) %	$ 1,195	1.82%	1.88%	3.72%	51%
10/1/20 to 9/30/21	8.38	0.37	—	0.56	0.93	(0.36)	—	(0.36)	—	0.57	8.95	11.32	2,255	1.86 (6)	1.89	4.21	153
10/1/19 to 9/30/20	8.89	0.36	—	(0.49)	(0.13)	(0.38)	—	(0.38)	—	(0.51)	8.38	(1.41)	3,880	1.81	1.81	4.26	143
10/1/18 to 9/30/19	8.90	0.37	—	—	0.37	(0.38)	—	(0.38)	—	(0.01)	8.89	4.33	4,880	1.76	1.76	4.28	70
10/1/17 to 9/30/18	9.30	0.39	—	(0.39)	—	(0.40)	—	(0.40)	—	(0.40)	8.90	0.02	8,544	1.71	1.71	4.27	40
Class P
10/1/21 to 9/30/22	$ 8.54	0.37	—	(1.69)	(1.32)	(0.43)	—	(0.43)	—	(1.75)	$ 6.79	(15.97) %	$ 1,561	0.81%	0.90%	4.73%	51%
10/1/20 to 9/30/21	8.01	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—	0.53	8.54	12.47	4,196	0.85	0.95	5.20	153
10/1/19 to 9/30/20	8.53	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—	(0.52)	8.01	(0.46)	10,113	0.80	0.80	5.28	143
10/1/18 to 9/30/19	8.55	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—	(0.02)	8.53	5.56	12,128	0.73	0.73	5.31	70
10/1/17 to 9/30/18	8.96	0.46	—	(0.38)	0.08	(0.49)	—	(0.49)	—	(0.41)	8.55	0.94	17,535	0.70	0.70	5.26	40
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Seix High Yield Income Fund (Continued)
Institutional
10/1/21 to 9/30/22	$ 8.57	0.37	—	(1.70)	(1.33)	(0.43)	—	(0.43)	—	(1.76)	$ 6.81	(16.02) %	$ 16,713	0.84%	0.99%	4.66%	51%
10/1/20 to 9/30/21	8.04	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—	0.53	8.57	12.43	42,666	0.87	0.88	5.19	153
10/1/19 to 9/30/20	8.56	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—	(0.52)	8.04	(0.50)	51,920	0.83	0.83	5.22	143
10/1/18 to 9/30/19	8.58	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—	(0.02)	8.56	5.48	77,365	0.79	0.79	5.25	70
10/1/17 to 9/30/18	8.98	0.46	—	(0.37)	0.09	(0.49)	—	(0.49)	—	(0.40)	8.58	1.03	122,078	0.73	0.73	5.26	40
Administrative Class
10/1/21 to 9/30/22	$ 8.52	0.35	—	(1.68)	(1.33)	(0.43)	—	(0.43)	—	(1.76)	$ 6.76	(16.19) %	$ 114	1.01% (6) (13)	0.88%	4.47%	51%
10/1/20 to 9/30/21	8.02	0.74	—	0.40	1.14	(0.64)	—	(0.64)	—	0.50	8.52	14.60	111	1.00	2.16	8.73	153
10/1/19 to 9/30/20	8.54	0.42	—	(0.48)	(0.06)	(0.46)	—	(0.46)	—	(0.52)	8.02	(0.63)	26	1.00	1.00	5.14	143
10/1/18 to 9/30/19	8.44	0.43	—	0.03	0.46	(0.36)	—	(0.36)	—	0.10	8.54	5.60	24	0.94	0.94	5.10	70
10/1/17 to 9/30/18	8.84	0.44	—	(0.37)	0.07	(0.47)	—	(0.47)	—	(0.40)	8.44	0.83	20	0.88	0.88	4.93	40

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	See Note 4D in Notes to Financial Statements for information on recapture of expenses previously reimbursed and/or waived.
(7)	Amount is less than $0.005 per share.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(9)	Inception date.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Payment from affiliate had no impact on total return.
(12)	Payments from affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(13)	The share class is currently under its expense limitation.
See Notes to Financial Statements

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS
September 30, 2022
Note 1. Organization
Virtus Strategy Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, the Trust is comprised of 8 funds (each a “Fund” or collectively, the “Funds”), each reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
The Convertible Fund and Global Allocation Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, Class R6 Shares, and Administrative Class shares. The Duff & Phelps Water Fund and NFJ Emerging Markets Value Fund offer Class A shares, Class C shares, Class P shares, and Institutional Class shares. The International Small-Cap Fund and Newfleet Short Duration High Income Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, and Class R6 shares. The NFJ Global Sustainability Fund offers Class A shares, Class P shares, and Institutional Class shares. The Seix High Yield Income Fund offers Class A shares, Class C shares, Class P shares, Institutional Class shares, and Administrative Class shares.
Class A shares of Newfleet Short Duration High Income Fund are sold with a front-end sales charge of up to 2.25% with some exceptions. Class A shares of Seix High Yield Income Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of all other Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% - 1.00% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 12 months for the Newfleet Short Duration High Income Fund, and 18 months for all other Funds. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On May 21, 2021, all Class R shares for the Convertible Fund, Global Allocation Fund, International Small-Cap Fund and Seix High Yield Income Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective February 26, 2021, if an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are sold without a front-end sales charge or CDSC.
Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for each fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations.
Institutional Class shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor or transfer agent to offer Institutional Class shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class shares.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income securities, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

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NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
H.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
J.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
K.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
L.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
M.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
As of September 30, 2022, none of the Funds were lending under the agreement with BNYM.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the fiscal year (the “period”) September 30, 2022, the Global Allocation Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts”.
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the period ended September 30, 2022, none of the Funds entered into forward foreign currency exchange contracts.
C.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked to market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for cleared swaps”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the period ended September 30, 2022, the Global Allocation Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at September 30, 2022:

Statement Line Description	Primary Risk		Global Allocation Fund
Asset Derivatives
Variation margin receivable on swap contracts(1)	Credit contracts	$ 176
Variation margin payable on futures contracts(1)	Equity contracts	317
Variation margin payable on futures contracts(1)	Foreign currency contracts	128
Variation margin payable on futures contracts(1)	Interest rate contracts	322
Total		$ 943
Liability Derivatives
Variation margin receivable on swap contracts(1)	Credit contracts	$ (15)
Variation margin payable on futures contracts(1)	Equity contracts	(1,313)
Variation margin payable on futures contracts(1)	Foreign currency contracts	(7)
Variation margin payable on futures contracts(1)	Interest rate contracts	(680)
Total		$(2,015)

(1)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swap contracts as reported in the Schedule of Investments. Current day’s variation margin is reported within the Statement of Assets and Liabilities.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the period ended September 30, 2022:
Statement Line Description	Primary Risk		Global Allocation Fund
Net Realized Gain (Loss) From
Swaps	Credit contracts	$ 150
Futures	Equity contracts	(4,510)
Futures	Foreign currency contracts	2,379
Futures	Interest rate contracts	1,778
Total		$ (203)
Net Change in Unrealized Appreciation (Depreciation) on
Swaps	Credit contracts	$ 156
Futures	Equity contracts	117
Futures	Foreign currency contracts	(77)
Futures	Interest rate contracts	(583)
Total		$ (387)
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the period ended September 30, 2022.
Global Allocation Fund
Futures Contracts - Long Positions(1)	$ (442)
Futures Contracts - Short Positions(1)	546
Credit Default Swap Contracts - Buy Protection(2)	(13,734)
Credit Default Swap Contracts - Sell Protection(2)	527
(1) Average unrealized for the period.
(2) Notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However,

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of September 30, 2022:

At September 30, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
	Global Allocation Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ —	$ 175
Centrally cleared swaps	144	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 144	$ 175
Derivatives not subject to a MNA or similar agreement	(144)	(175)
Total assets and liabilities subject to a MNA	$ —	$ —

Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
Convertible Fund	0.57%
Duff & Phelps Water Fund	0.95
Global Allocation Fund	0.70
International Small-Cap Fund	1.00
Newfleet Short Duration High Income Fund	0.48
NFJ Emerging Markets Value Fund	0.85
NFJ Global Sustainability Fund	0.80
Seix High Yield Income Fund	0.48
During the period ended September 30, 2022, the Global Allocation Fund invested a portion of its assets in NFJ Global Sustainability Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the NFJ Global Sustainability Fund. For the period ended September 30, 2022, the waiver amounted to $617 for the Global Allocation Fund. This waiver was in addition to the expense limitation and/or fee waiver covered

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser and/or distributor.”
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
Convertible Fund	Voya IM(1)
Duff & Phelps Water Fund	Duff & Phelps(2)
Global Allocation Fund	N/A (3)
International Small-Cap Fund	N/A (3)
Newfleet Short Duration High Income Fund	Newfleet (4)
NFJ Emerging Markets Value Fund	NFJ (5)
NFJ Global Sustainability Fund	NFJ (6)
Seix High Yield Income Fund	Seix (7)
(1)	Effective July 25, 2022, Voya Investment Management Co. LLC (“Voya IM”) serves as the subadviser to the Fund. Prior to July 25, 2022, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) served as subadviser to each of the Funds other than NFJ Emerging Markets Value Fund. On May 17, 2022, AllianzGI U.S. announced that it had settled certain government charges about matters unrelated to the Funds, as a result of which AllianzGI U.S. would no longer be permitted to manage U.S. registered open-end and closed-end funds after a brief transition period.
(2)	Effective July 25, 2022, Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of the Adviser, replaced AllianzGI U.S. as subadviser of the Fund.
(3)	Effective July 25, 2022, AllianzGI U.S. was removed as subadviser of the Global Allocation Fund and International Small-Cap Fund and the Adviser manages the Fund directly.
(4)	Effective July 25, 2022, Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers LLC (“VFIA”), an indirect, wholly-owned subsidiary of Virtus replaced AllianzGI U.S. as subadviser of the Fund.
(5)	NFJ Investment Group, LLC (“NFJ”), an indirect, wholly-owned subsidiary of Virtus.
(6)	Effective July 25, 2022, NFJ replaced AllianzGI U.S. as subadviser of the Fund.
(7)	Effective July 25, 2022, Seix Investment Advisors (“Seix”), a division of VFIA, an indirect, wholly-owned subsidiary of the Adviser, replaced AllianzGI U.S. as subadviser of the Fund.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through September 20, 2023 (except as noted). Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class P	Class I	Class R6	Administrative Class
Convertible Fund	0.96%	1.73%	0.71%	0.71%	0.62% (1)	0.93%
Duff & Phelps Water Fund	1.22	1.97	0.94	0.93	N/A	N/A
Global Allocation Fund	0.52	1.27	0.32	0.29	0.22	0.47
International Small-Cap Fund	1.25	2.00	1.10	1.04	1.00	N/A
Newfleet Short Duration High Income Fund	0.86	1.11	0.65 (2)	0.60	0.55	N/A
NFJ Emerging Markets Value Fund	1.14 (3)	1.89 (3)	0.99 (3)	0.89 (3)	N/A	N/A
NFJ Global Sustainability Fund	0.94	N/A	0.79	0.69	N/A	N/A
Seix High Yield Income Fund	1.12	1.81	0.80	0.83	N/A	1.00 (2)
(1)	Effective January 28, 2022.
(2)	The share class is currently under its expense limitation.
(3)	Through February 1, 2023.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the period ending September 30:

	Expiration
Fund	2023	2024	2025	Total
Convertible Fund
Class A	$ —	$ 302	$ 436	$ 738
Class C	—	72	101	173
Class P	—	844	704	1,548
Institutional Class	—	1,161	1,580	2,741
Class R6	—	—	— (1)	— (1)
Administrative Class	—	14	51	65
Duff & Phelps Water Fund
Class A	323	571	685	1,579
Class C	123	157	148	428
Class P	463	921	707	2,091
Institutional Class	333	756	985	2,074
Global Allocation Fund
Class A	87	193	331	611
Class C	6	11	17	34
Class P	8	24	31	63
Institutional Class	11	29	63	103
Class R6	407	840	1,422	2,669
Administrative Class	—	1	— (1)	1
International Small-Cap Fund
Class A	21	23	21	65
Class C	4	3	1	8
Class P	57	54	24	135
Institutional Class	157	178	98	433
Class R6	128	148	103	379
Newfleet Short Duration High Income Fund
Class A	—	105	158	263
Class C	17	80	88	185
Class P	—	230	199	429
Institutional Class	88	289	439	816
Class R6	6	21	19	46
NFJ Emerging Markets Value Fund
Class A	72	62	49	183
Class C	5	4	3	12
Class P	10	47	54	111
Institutional Class	437	491	328	1,256
NFJ Global Sustainability Fund
Class A	8	18	24	50
Class P	78	70	14	162
Institutional Class	355	528	391	1,274
Seix High Yield Income Fund
Class A	—	1	34	35
Class C	—	1	2	3
Class P	—	3	6	9
Institutional	—	1	49	50
Administrative Class	—	1	— (1)	1
(1)	Amount is less than $500.
During the period ended September 30, 2022, the Adviser recaptured expenses previously waived for the following Funds:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
Fund	Class P	Administrative Class	Total
Convertible Fund	$ 38	$—	$ 38
Duff & Phelps Water Fund	57	—	57
Global Allocation Fund	—	1	1
International Small-Cap Fund	4	—	4
Newfleet Short Duration High Income Fund	208	—	208
NFJ Emerging Markets Value Fund	— (1)	—	— (1)
NFJ Global Sustainability Fund	5	—	5
Seix High Yield Income Fund	3	— (1)	3
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the period ended September 30, 2022, it retained net commissions of $112 for Class A shares and CDSC of $66 and $37 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, and 1.00% for Class C shares (0.50% for Newfleet Short Duration High Income Fund and 0.90% for Seix High Yield Income Bond Fund). Administrative Class shares pay a 0.25% Administrative Distribution fee. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended September 30, 2022, the Funds incurred administration fees totaling $4,264, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended September 30, 2022, the Funds incurred transfer agent fees totaling $1,903 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Payment from Affiliates
During the period ended September 30, 2022, the former subadviser, AllianzGI U.S., reimbursed Duff & Phelps Water Fund, International Small-Cap Fund and NFJ Global Sustainability Fund for trading costs associated with subadviser changes. These amounts are included in “Net increase from payment by affiliates” in the Statements of Operations. There was no impact on the total return.
H.	Affiliated Shareholders
At September 30, 2022, Virtus and its affiliates held shares of the following Fund, which may be redeemed at any time, that aggregated to the following:

	Shares	Aggregate Net Asset Value
NFJ Global Sustainability Fund	4,326,843	$69,056
I.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Funds’ total long-term and short-term purchases and sales of the respective shares of the affiliated investments during the period ended September 30, 2022, is as follows:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
	Value, beginning of period(1)	Purchases (2)	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Global Allocation Fund
Affiliated Mutual Fund—31.1%
Virtus NFJ Global Sustainability Fund Institutional Shares(3)	$92,554	$18,467	$ —	$ —	$(41,921)	$69,100	4,326,843	$637	$17,830
Exchange-Traded Fund—0.0%
PIMCO 1-5 Year U.S. TIPS Index ETF(3),(4)	2,523	—	2,486	13	(50)	—	—	25	—
Total	$95,077	$18,467	$2,486	$13	$(41,971)	$69,100		$662	$17,830

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares	Dividend income	Distributions of realized gains
Seix High Yield Income Fund
Common Stocks—0.0%
LiveStyle, Inc.(5),(6),(7),(8),(9)(10)	$ —(10)	$—	$—	$—	$ —	$—	—	$—	$—
Preferred Stock—0.0%
LiveStyle, Inc. Series B (5),(6),(7),(8),(9)	1,894	—	—	—	(37)	—	—	—	—
Total	$1,894	$—	$—	$—	$(37)	$—		$—	$—
(1)	The Global Allocation Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2022, the Fund was the owner of record of 85% of the NFJ Global Sustainability Fund Institutional Class.
(2)	Includes reinvested dividends from income and capital gain distributions.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Security was not an investment of the Fund at September 30, 2022.
(5)	During the reporting period, a member of the Fund’s former portfolio management team was a member of the board of directors of LiveStyle, Inc. As of the reporting period end, this is no longer the case.
(6)	Issuer is not an affiliated investment of the Fund at September 30, 2022.
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	Non-income producing.
(9)	All or a portion of the security is restricted.
(10)	Amount is less than $500.
J.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at September 30, 2022.
In calendar year 2018 and certain other periods prior to January 1, 2020, the Funds maintained a different deferred compensation plan pursuant to which each Trustee who was not affiliated with AllianzGI U.S. had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
compensation if such compensation had been invested in one or more series of Virtus Investment Trust (then known as Allianz Funds) and Virtus Strategy Trust (then known as Allianz Funds Multi-Strategy Trust) selected by the such Trustee from and after the normal payment dates for such compensation. That deferred compensation program was closed to new deferrals effective January 1, 2020, and all Trustee fees earned with respect to service in calendar year 2020 were paid in cash, on a current basis. The Trustees do not currently receive any pension or retirement benefits from the Funds.
In addition to the Trustee fees deferred in the current period, the Funds still have obligations with respect to Trustee fees deferred in 2018 and in other periods prior to January 1, 2020, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the applicable deferred compensation plan.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, and short-term securities) during the period ended September 30, 2022, were as follows:
	Purchases	Sales
Convertible Fund	$2,680,027	$3,521,377
Duff & Phelps Water Fund	237,260	372,156
Global Allocation Fund	81,732	86,611
International Small-Cap Fund	78,803	87,744
Newfleet Short Duration High Income Fund	384,957	492,747
NFJ Emerging Markets Value Fund	95,905	137,771
NFJ Global Sustainability Fund	76,571	88,797
Seix High Yield Income Fund	26,362	51,355
Purchases  and sales of long-term U.S. Government and agency securities during the period ended September 30, 2022, were as follows:
	Purchases	Sales
Global Allocation Fund	$127,792	$128,284
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,508	$ 94,383	4,895	$ 218,499	2,518	$ 51,372	3,288	$ 70,114
Reinvestment of distributions	1,675	62,135	437	19,176	844	18,705	148	2,885
Shares repurchased	(5,033)	(178,926)	(3,238)	(145,505)	(3,049)	(58,542)	(2,044)	(42,810)
Net Increase / (Decrease)	(850)	$ (22,408)	2,094	$ 92,170	313	$ 11,535	1,392	$ 30,189
Class C
Shares sold	497	$ 18,503	864	$ 39,144	383	$ 7,729	625	$ 12,587
Reinvestment of distributions	491	18,549	155	6,908	228	4,782	48	889
Shares repurchased	(1,170)	(42,300)	(831)	(38,310)	(1,081)	(19,559)	(885)	(17,878)
Net Increase / (Decrease)	(182)	$ (5,248)	188	$ 7,742	(470)	$ (7,048)	(212)	$ (4,402)
Class R*
Shares sold	—	$ —	23	$ 1,046	—	$ —	—	$ —
Reinvestment of distributions	—	—	— (1)	22	—	—	—	—
Shares repurchased	—	—	(30)	(1,386)	—	—	—	—
Net Increase / (Decrease)	—	$ —	(7)	$ (318)	—	$ —	—	$ —

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
	Convertible Fund				Duff & Phelps Water Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class P
Shares sold	6,451	$ 233,386	9,111	$ 394,111	2,554	$ 53,134	3,860	$ 82,828
Reinvestment of distributions	3,020	107,525	970	41,125	728	16,200	170	3,301
Shares repurchased	(15,769)	(565,277)	(6,374)	(276,789)	(8,710)	(171,279)	(2,607)	(55,162)
Net Increase / (Decrease)	(6,298)	$ (224,366)	3,707	$ 158,447	(5,428)	$ (101,945)	1,423	$ 30,967
Institutional Class
Shares sold	15,085	$ 563,211	19,695	$ 860,125	7,140	$ 148,120	5,872	$ 122,088
Reinvestment of distributions	8,448	305,429	2,171	93,445	1,441	31,231	236	4,506
Shares repurchased	(28,613)	(971,187)	(12,761)	(560,179)	(8,224)	(150,115)	(3,158)	(65,115)
Net Increase / (Decrease)	(5,080)	$ (102,547)	9,105	$ 393,391	357	$ 29,236	2,950	$ 61,479
Class R6(3)
Shares sold	3	$ 100	—	$ —	—	$ —	—	$ —
Net Increase / (Decrease)	3	$ 100	—	$ —	—	$ —	—	$ —
Administrative Class
Shares sold	151	$ 5,789	340	$ 14,345	—	$ —	—	$ —
Reinvestment of distributions	128	4,687	33	1,436	—	—	—	—
Shares repurchased	(323)	(11,083)	(154)	(6,829)	—	—	—	—
Net Increase / (Decrease)	(44)	$ (607)	219	$ 8,952	—	$ —	—	$ —

	Global Allocation Fund				International Small-Cap Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	313	$ 3,524	587	$ 6,730	33	$ 1,026	41	$ 1,673
Reinvestment of distributions	313	3,554	234	2,657	23	782	1	43
Shares repurchased	(786)	(8,532)	(856)	(9,958)	(47)	(1,439)	(31)	(1,258)
Net Increase / (Decrease)	(160)	$ (1,454)	(35)	$ (571)	9	$ 369	11	$ 458
Class C
Shares sold	88	$ 960	30	$ 357	— (1)	$ —(2)	— (1)	$ 5
Reinvestment of distributions	15	185	14	165	2	53	— (1)	5
Shares repurchased	(82)	(925)	(148)	(1,796)	(4)	(96)	(13)	(505)
Net Increase / (Decrease)	21	$ 220	(104)	$ (1,274)	(2)	$ (43)	(13)	$ (495)
Class R*
Shares sold	—	$ —	—	$ —	—	$ —	5	$ 182
Reinvestment of distributions	—	—	— (1)	1	—	—	— (1)	12
Shares repurchased	—	—	(2)	(22)	—	—	(32)	(1,226)
Net Increase / (Decrease)	—	$ —	(2)	$ (21)	—	$ —	(27)	$ (1,032)
Class P
Shares sold	110	$ 1,223	239	$ 2,742	3	$ 85	11	$ 449
Reinvestment of distributions	14	156	17	188	48	1,649	3	125
Shares repurchased	(423)	(4,534)	(192)	(2,186)	(93)	(3,038)	(67)	(2,752)
Net Increase / (Decrease)	(299)	$ (3,155)	64	$ 744	(42)	$ (1,304)	(53)	$ (2,178)

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
	Global Allocation Fund				International Small-Cap Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Institutional Class
Shares sold	155	$ 1,873	222	$ 2,548	98	$ 2,984	131	$ 5,782
Reinvestment of distributions	89	1,000	62	697	130	4,644	12	470
Shares repurchased	(474)	(5,219)	(243)	(2,814)	(175)	(5,859)	(369)	(16,219)
Net Increase / (Decrease)	(230)	$ (2,346)	41	$ 431	53	$ 1,769	(226)	$ (9,967)
Class R6
Shares sold	3,528	$ 35,328	4,901	$ 55,745	248	$ 7,772	188	$ 7,870
Reinvestment of distributions	1,852	20,157	1,466	16,125	146	5,137	11	431
Shares repurchased	(3,896)	(40,512)	(5,443)	(61,888)	(328)	(9,393)	(307)	(12,744)
Net Increase / (Decrease)	1,484	$ 14,973	924	$ 9,982	66	$ 3,516	(108)	$ (4,443)
Administrative Class
Shares sold	11	$ 115	1	$ 12	—	$ —	—	$ —
Reinvestment of distributions	— (1)	4	— (1)	3	—	—	—	—
Shares repurchased	(3)	(27)	(—) (1)	(2)	—	—	—	—
Net Increase / (Decrease)	8	$ 92	1	$ 13	—	$ —	—	$ —

	Newfleet Short Duration High Income Fund				NFJ Emerging Markets Value Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,122	$ 29,513	3,905	$ 57,197	331	$ 5,977	149	$ 3,152
Reinvestment of distributions	448	6,226	515	7,488	1	23	8	156
Shares repurchased	(3,652)	(50,645)	(4,217)	(61,645)	(494)	(8,818)	(207)	(4,316)
Net Increase / (Decrease)	(1,082)	$ (14,906)	203	$ 3,040	(162)	$ (2,818)	(50)	$ (1,008)
Class C
Shares sold	779	$ 10,845	833	$ 12,143	4	$ 61	5	$ 98
Reinvestment of distributions	232	3,240	289	4,205	—	—	— (1)	1
Shares repurchased	(1,751)	(24,460)	(2,354)	(34,436)	(14)	(237)	(16)	(321)
Net Increase / (Decrease)	(740)	$ (10,375)	(1,232)	$ (18,088)	(10)	$ (176)	(11)	$ (222)
Class P
Shares sold	10,262	$ 147,298	3,929	$ 57,210	453	$ 7,829	250	$ 5,327
Reinvestment of distributions	695	9,706	789	11,420	2	39	6	129
Shares repurchased	(16,992)	(238,283)	(6,711)	(96,847)	(139)	(2,444)	(132)	(2,754)
Net Increase / (Decrease)	(6,035)	$ (81,279)	(1,993)	$ (28,217)	316	$ 5,424	124	$ 2,702
Institutional Class
Shares sold	13,772	$ 192,971	6,818	$ 99,100	440	$ 7,713	897	$ 18,893
Reinvestment of distributions	1,208	16,648	1,199	17,303	20	372	88	1,795
Shares repurchased	(14,158)	(192,335)	(11,210)	(162,053)	(3,265)	(54,593)	(1,274)	(26,547)
Net Increase / (Decrease)	822	$ 17,284	(3,193)	$ (45,650)	(2,805)	$ (46,508)	(289)	$ (5,859)
Class R6
Shares sold	888	$ 12,291	1,142	$ 16,434	—	$ —	—	$ —
Reinvestment of distributions	75	1,036	111	1,606	—	—	—	—
Shares repurchased	(1,597)	(21,751)	(2,224)	(32,132)	—	—	—	—
Net Increase / (Decrease)	(634)	$ (8,424)	(971)	$ (14,092)	—	$ —	—	$ —

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
	NFJ Global Sustainability Fund				Seix High Yield Income Fund
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2022		Year Ended September 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	53	$ 1,208	106	$ 2,495	371	$ 3,250	458	$ 4,003
Reinvestment of distributions	54	1,195	4	80	96	792	107	943
Shares repurchased	(90)	(1,778)	(14)	(341)	(965)	(8,207)	(664)	(5,803)
Net Increase / (Decrease)	17	$ 625	96	$ 2,234	(498)	$ (4,165)	(99)	$ (857)
Class C
Shares sold	—	$ —	—	$ —	6	$ 46	12	$ 100
Reinvestment of distributions	—	—	—	—	8	66	14	123
Shares repurchased	—	—	—	—	(98)	(833)	(237)	(2,084)
Net Increase / (Decrease)	—	$ —	—	$ —	(84)	$ (721)	(211)	$ (1,861)
Class R*
Shares sold	—	$ —	—	$ —	—	$ —	21	$ 385
Reinvestment of distributions	—	—	—	—	—	—	1	9
Shares repurchased	—	—	—	—	—	—	(86)	(921)
Net Increase / (Decrease)	—	$ —	—	$ —	—	$ —	(64)	$ (527)
Class P
Shares sold	52	$ 1,227	433	$ 9,715	36	$ 287	154	$ 1,291
Reinvestment of distributions	48	1,076	45	1,008	23	182	39	323
Shares repurchased	(135)	(2,868)	(1,607)	(36,816)	(320)	(2,431)	(965)	(8,040)
Net Increase / (Decrease)	(35)	$ (565)	(1,129)	$ (26,093)	(261)	$ (1,962)	(772)	$ (6,426)
Institutional Class
Shares sold	202	$ 4,419	395	$ 9,491	814	$ 6,510	755	$ 6,287
Reinvestment of distributions	990	22,702	177	4,085	212	1,679	288	2,421
Shares repurchased	(876)	(17,322)	(2,304)	(55,986)	(3,551)	(27,810)	(2,526)	(21,164)
Net Increase / (Decrease)	316	$ 9,799	(1,732)	$ (42,410)	(2,525)	$ (19,621)	(1,483)	$ (12,456)
Administrative Class
Shares sold	—	$ —	—	$ —	15	$ 106	9	$ 79
Reinvestment of distributions	—	—	—	—	— (1)	3	1	5
Shares repurchased	—	—	—	—	(11)	(89)	(—) (1)	(1)
Net Increase / (Decrease)	—	$ —	—	$ —	4	$ 20	10	$ 83
*	On May 2021, all Class R shares were converted into Class A shares. These transaction are included as subscriptions of Class A shares and redemptions of Class R shares in the tables above.
(1)	Amount is less than 500 shares.
(2)	Amount is less than $500.
(3)	Inception date January 31, 2022.
Note 7. 10% Shareholders
As of September 30, 2022, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Convertible Fund	17%	1
Duff & Phelps Water Fund	11	1
Global Allocation Fund	41	2
International Small-Cap Fund	72	2
Newfleet Short Duration High Income Fund	11	1
NFJ Emerging Markets Value Fund	74	2

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
	% of Shares Outstanding	Number of Accounts
NFJ Global Sustainability Fund	85%	1 *
Seix High Yield Income Fund	48	2
*	Includes affiliated shareholder account(s).
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At September 30, 2022, the following Fund held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Duff & Phelps Water Fund	Machinery	26%
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at September 30, 2022:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Newfleet Short Duration High Income Fund	Cloud Peak Energy, Inc.	8/14/2020	$ —	$ —	0.0%
Seix High Yield Income Fund	LiveStyle, Inc.	12/01/2016	—	— (a)	0.0
	LiveStyle, Inc.		—	—	0.0
	LiveStyle, Inc. Series B	9/28/2016	1,857	1,396	4.3
	LiveStyle, Inc. Series B		—	—	0.0
	Tenerity, Inc.	11/04/2015	770	—	0.0

(a)	Amount is less than $500.
Note 11. Redemption Facility
($ reported in thousands)
On June 14, 2021, the Funds and certain other affiliated funds entered into an $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended September 30, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Water Fund	$5	$ 6,076	1.78%	17
International Small-Cap Fund	1	1,813	2.73	8
Newfleet Short Duration High Income Fund	2	12,575	1.39	4
NFJ Emerging Markets Value Fund	2	6,120	2.63	5
NFJ Global Sustainability Fund	1	3,550	3.64	2
Seix High Yield Income Fund	1	4,600	2.85	4
Note 12. Federal Income Tax Information
($ reported in thousands)
At September 30, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Convertible Fund	$ 1,709,111	$ 73,681	$ (165,533)	$ (91,852)
Duff & Phelps Water Fund	547,183	156,346	(71,021)	85,325
Global Allocation Fund	247,869	2,848	(36,951)	(34,103)
International Small-Cap Fund	48,007	1,043	(6,269)	(5,226)
Newfleet Short Duration High Income Fund	617,124	—	(77,899)	(77,899)
NFJ Emerging Markets Value Fund	88,264	2,951	(26,685)	(23,734)
NFJ Global Sustainability Fund	88,371	9,829	(17,390)	(7,561)
Seix High Yield Income Fund	41,012	214	(9,187)	(8,973)
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the period ended September 30, 2022, the Funds’ capital loss carryovers were as follows:

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
Fund	Short-Term	Long-Term
Newfleet Short Duration High Income Fund	$32,948	$111,356
NFJ Emerging Markets Value Fund	632	—
Seix High Yield Income Fund	4,866	33,048
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Convertible Fund	$6,182	$ —	$ —	$ 87,699	$ —
Duff & Phelps Water Fund	2,954	—	—	6,376	—
Global Allocation Fund	—	11,664	147	3,046	—
International Small-Cap Fund	268	—	—	2,911	—
Newfleet Short Duration High Income Fund	1,916	—	—	26,780	144,304
NFJ Emerging Markets Value Fund	845	—	—	3,722	632
NFJ Global Sustainability Fund	685	11,616	—	—	—
Seix High Yield Income Fund	—	—	—	2,785	37,914
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended September 30, 2022 and 2021, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Convertible Fund
9/30/22	$ 288,132	$ 234,168	$522,300
9/30/21	130,806	42,625	173,431
Duff & Phelps Water Fund
9/30/22	16,939	66,006	82,945
9/30/21	5,137	8,856	13,993
Global Allocation Fund
9/30/22	14,725	11,365	26,090
9/30/21	14,303	6,289	20,592
International Small-Cap Fund
9/30/22	2,257	10,138	12,395
9/30/21	843	276	1,119
Newfleet Short Duration High Income Fund
9/30/22	41,100	—	41,100
9/30/21	46,999	—	46,999
NFJ Emerging Markets Value Fund
9/30/22	435	—	435
9/30/21	2,083	—	2,083
NFJ Global Sustainability Fund
9/30/22	4,995	20,235	25,230
9/30/21	4,631	560	5,191
Seix High Yield Income Fund
9/30/22	2,774	—	2,774
9/30/21	3,906	—	3,906
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. In-Kind Transactions
During the period ended September 30, 2021, the Global Allocation Fund accepted assets from affiliated entities in connection with in-kind transactions. For financial reporting and tax purposes, the cost of contributed securities was equal to the market value of the securities on the date of contribution.

VIRTUS STRATEGY TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022
The Fund sold 1,948,556 shares in-kind with a value of $25,803,891. The number of shares sold and value are included in the “shares issued” and “Net proceeds from the sale of common stock” on the Statements of Changes in Net Assets.
Note 14. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Strategy Trust and Shareholders of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, Virtus NFJ Emerging Markets Value Fund, Virtus NFJ Global Sustainability Fund, and Virtus Seix High Yield Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Convertible Fund, Virtus Duff & Phelps Water Fund, Virtus Global Allocation Fund, Virtus International Small-Cap Fund, Virtus Newfleet Short Duration High Income Fund, Virtus NFJ Emerging Markets Value Fund, Virtus NFJ Global Sustainability Fund, and Virtus Seix High Yield Income Fund (constituting Virtus Strategy Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 23, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS STRATEGY TRUST
TAX INFORMATION NOTICE (Unaudited)
September 30, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended September 30, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Convertible Fund	65.59%	58.77%	$ 21,352
Duff & Phelps Water Fund	100.00	100.00	—
Global Allocation Fund	37.90	15.98	12,660
International Small-Cap Fund	100.00	2.67	390
NFJ Emerging Markets Value Fund	58.03	2.73	—
NFJ Global Sustainability Fund	100.00	41.31	13,783
For the fiscal year ended September 30, 2022, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder.
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
International Small-Cap Fund	$ 1,887	$ 159
NFJ Emerging Markets Value Fund	2,160	552

CONSIDERATION OF SUBADVISORY AGREEMENTS FOR
VIRTUS DUFF & PHELPS WATER FUND, VIRTUS NEWFLEET SHORT DURATION
HIGH INCOME FUND, VIRTUS NFJ GLOBAL SUSTAINABILITY FUND, VIRTUS
SEIX HIGH YIELD INCOME FUND AND VIRTUS CONVERTIBLE FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(Unaudited)
The Board of Trustees (the “Board”) of Virtus Strategy Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of advisory and subadvisory agreements for the Trust. At a meetings held on July 18, 2022, in a virtual meeting format in light of public health concerns regarding the spread of COVID-19 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), approved the proposal to replace Allianz GIobal Investors U.S. LLC (“AllianzGI U.S.”) and authorized the appointment of Duff & Phelps Investment Management Co. (“DPIM”) as subadviser to Virtus Duff & Phelps Water Fund; Virtus Fixed Income Advisers, LLC (“VFIA”), acting through its division Newfleet Asset Management (“Newfleet”), as subadviser to Virtus Newfleet Short Duration High Income Fund; NFJ Investment Group, LLC (“NFJ”) as subadviser to Virtus NFJ Global Sustainability Fund; VFIA, acting through its division Seix Investment Advisers (“Seix”), as subadviser to Virtus Seix High Yield Income Fund; and Voya Investment Management Co. LLC (“Voya”) as subadviser to Virtus Convertible Fund (each of DPIM, VFIA, NFJ, and Voya, a “Subadviser” and collectively, the “Subadvisers”) and approved a new investment subadvisory agreement with each Subadviser (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”). The Board also considered and approved the following name changes:
Former Fund Name	New Fund Name
Virtus Global Sustainability Fund	Virtus NFJ Global Sustainability Fund
Virtus High Yield Bond Fund	Virtus Seix High Yield Income Fund
Virtus Short Duration High Income Fund	Virtus Newfleet Short Duration High Income Fund
Virtus Water Fund	Virtus Duff & Phelps Water Fund
Basis for the Board’s Approval
In making its determination with respect to the New Subadvisory Agreements, the Board considered various factors, including:
    •     Nature, extent, and quality of the services to be provided. The Trustees received in advance of the meeting information provided by each Subadviser, in the form of an extensive questionnaire concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadvisers would provide portfolio management, compliance with each respective Fund’s investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under each New Subadvisory Agreement, noting with respect to Virtus Convertible Fund that the portfolio management team from AllianzGI U.S. would be joining Voya and would continue to manage that Fund. In considering the approval of the New Subadvisory Agreements, the Trustees considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. With respect to the Virtus NFJ Global Sustainability Fund, the Board also considered the Subadviser’s proprietary ESG screens that are a core part of its investment process. With respect to all of the Funds, except the Virtus Convertible Fund, the Board also took into account its knowledge of the proposed Subadviser’s services and the quality of the performance of its duties with respect to other Virtus Funds. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by each Subadviser to the respective Fund were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the applicable Fund.

    •     Investment Performance. The Board considered the historical performance of each Fund versus a peer group and an appropriate index, along with performance information provided by the respective proposed Subadviser pertaining to the respective Fund’s strategy. With respect to Virtus Convertible Fund, the Board considered that the same portfolio management team would continue to manage the Fund. With respect to the Virtus Duff & Phelps Water Fund and the Virtus NFJ Global Sustainability Fund, the Board also considered the performance of a composite managed by DPIM and NFJ, respectively. With respect to the Virtus Newfleet Short Duration High Income Fund and the Virtus Seix High Yield Income Fund, the Board also considered the performance of a comparable fund and a composite managed by Newfleet and Seix, respectively. The Board determined it was satisfied with each proposed Subadviser’s performance.
    •     Management Fees and Expenses. The Board noted that each Fund’s management fee was not expected to change, and each Fund has expense caps in place to limit the total expenses incurred by the respective Fund and its shareholders. The Board took into account that each Fund’s subadvisory fees are paid by Virtus Investment Advisers, Inc. (“VIA”) and not by the Fund, so that the respective Fund’s shareholders would not be directly impacted by those fees. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of the services to be provided by each respective Subadviser and all factors considered.
    •     Profitability and Economies of Scale. In considering the projected profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the New Subadvisory Agreements would be paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Funds. The Board noted that each Subadviser other than Voya is affiliated with VIA. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Voya, the unaffiliated subadviser, the Board relied on the ability of VIA to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. As a result, the expected profitability to the Subadvisers of their relationships with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in each Subadviser’s management of respective Fund to be a material factor in its consideration at this time.
    •     Other Benefits. The Board considered other benefits that may be realized by the Subadvisers and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and certain Subadvisers, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Funds’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of VIA and certain Subadvisers provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while certain Subadvisers are affiliated with VIA, there are no other direct benefits to the Subadvisers in providing subadvisory services to the Funds, other than the fees to be earned under the New Subadvisory Agreements. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.
Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of each New Subadvisory Agreement was in the best interests of each applicable Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreements.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 23-25, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Strategy Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 103 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2019 107 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2011 107 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Director, Cadre Holdings Inc. (since 2022); Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2014 107 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund, The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2021 100 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2021 100 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 100 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 110 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 103 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2021 107 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 107 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 112 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Carr, Kevin J. YOB: 1954	Senior Vice President and Assistant Secretary (since 2021).	Vice President and Senior Counsel (since 2017), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009) and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2005) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus Convertible Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus Convertible Fund (the “Fund”) will be effective July 25, 2022.
     •    Voya Investment Management Co., LLC, (“Voya”), will manage the Fund as subadviser.
     •    The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and accordingly, all references to AllianzGI U.S. as subadviser of the Fund will be removed from the Fund’s prospectuses.
The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio will continue to manage the Fund with the same investment strategies and risks as currently disclosed, as employees of Voya.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 2 under the table in “Fees and Expenses” will be replaced with the following:
(2) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.96% for Class A shares, 1.73% for Class C shares, 0.71% for Institutional Class shares, 0.71% for Class P shares, 0.62% for Class R6 shares and 0.93% for Administrative Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Voya Investment Management Co., LLC, (“Voya”).

Portfolio Management
    >     Justin Kass, CFA, portfolio manager and senior managing director at Voya, has managed the fund since 2003.
    >     Michael E. Yee, portfolio manager and managing director at Voya, has managed the fund since March 2022.
    >     David J. Oberto, portfolio manager and senior vice president at Voya, has managed the fund since March 2022.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Convertible Fund	Voya
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, a paragraph will be added with the following disclosure for Voya:
Voya is located at 230 Park Avenue, New York, NY 10169 and is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”) a registered investment adviser, which in turn is a wholly-owned subsidiary of Voya Holdings Inc., which in turn is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya manages approximately $310.4 billion as of March 31, 2022, of which $253.2 billion is regulatory assets under management and $57.2 billion is model/emulation assets under control. Model/emulation assets refer to assets that Voya is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
In the “Portfolio Management” Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Voya as follows:
Voya
Justin Kass, CFA. Mr. Kass, CFA, is a portfolio manager and a senior managing director with Voya, which he joined in July 2022. He also serves as Chief Investment Officer and Co-Head of the Income & Growth team. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 23 years of investment-industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.
Michael E. Yee. Mr. Yee is a portfolio manager and a managing director with Voya, which he joined in July, 2022. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income and Growth Strategies team. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large-cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 27 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.
David J. Oberto. Mr. Oberto is a portfolio manager and senior vice president with Voya, which he joined in July, 2022. He previously was a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end and open-end mutual funds. He has 18 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trad-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated January 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Convertible Sub Changes (7/2022)

Virtus Global Allocation Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus Global Allocation Fund (the “Fund”) will be effective July 25, 2022.
     •    Virtus Investment Advisers, Inc. (“VIA”), the investment adviser of the Fund, will manage the Fund directly.
     •    Kunal Ghosh and David Torchia will be added as portfolio managers of the Fund, joining Heather Bergman, Ph.D. and Paul Pietranico, CFA.
     •    Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and all references to AllianzGI U.S., as subadviser of the Fund, and to Claudio Marsala, Carl W. Pappo, Jr., CFA, and Rohit Ramesh, as portfolio managers of the Fund, will be removed from the prospectuses.
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.52% for Class A shares, 1.27% for Class C shares, 0.29% for Institutional Class shares, 0.32% for Class P shares, 0.22% for Class R6 shares and 0.47% for Administrative Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective through a combination of active allocation across asset classes and actively managed strategies within those asset classes. The fund allocates its investments across asset classes in response to changing market, macroeconomic, and other factors and events that the portfolio managers believe may affect the value of the fund’s investments. To gain exposure to different asset classes, the fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of the fund and indirectly through investments in affiliated mutual funds, as well as through passive strategies. Under normal circumstances, the fund invests directly and indirectly in global equity securities, fixed-income securities, and long and short positions using derivatives across multiple asset classes. The fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.

The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark index against which the fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The fund expects to invest a significant portion of the Equity Component into Virtus NFJ Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of direct or indirect exposure to fixed income securities from any sector, of any credit-quality including high yield bonds, from any part of the capital structure including loans, preferred securities and convertibles, denominated in any currency and issued by any country including emerging markets. Within the Fixed Income Component, the allocation to high-yield bonds, senior loans, preferred, convertibles and emerging market debt, U.S. will not exceed 30% of the fund’s assets on a gross exposure basis. Separately, the fund will also invest in non-U.S. currencies and take FX positions through derivatives, both long and short.
The portfolio managers may also invest up to 10% of the portfolio in any other asset class that falls outside of the Equity Component and the Fixed-Income Component, which constitute the “Other Component.” Examples include, but are not limited to, derivatives on carbon emissions and commodities. Other asset classes or investment grade strategies may be added at the portfolio managers’ discretion. The portfolio managers will typically over- or under-weight the fund’s portfolio against the baseline long-term allocation, depending on the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time.
Depending on market conditions, the Equity Component may range between approximately 50% and 70% of the fund’s assets, the Fixed Income Component may range between approximately 20% and 60% of the fund’s assets and the Other Component may range between 0% and 10% of the fund’s assets. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.
The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Other Component in response to changes in their views based on their analysis of market, macroeconomic and other factors. In conjunction with their asset class analysis the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies that apply ESG factors (including the strategy employed by Virtus NFJ Global Sustainability Fund within the Equity Component) and passive ESG ETFs and futures. They also consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.
Within the Fixed Income Component limits described above, the fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up fundamental credit research, which accounts for the potential financial impact of ESG issues facing corporations and therefore considers ESG factors alongside financial factors in the security selection and overall risk management process. The evaluation process aims to mitigate extreme losses through ESG tail risk management. Portfolio managers have the ability to weigh risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns.
As a portion of the Equity Component described above, the fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta and is measured against the performance of the MSCI ACWI Minimum Volatility Index. The portfolio managers apply an investment constraint requiring each individual security within the Managed Volatility Sleeve to have earned a minimum rating for any of the three “E”, “S”, or “G” components at the time of purchase where the process incorporates with scores based on company sustainability disclosure, government and academic data and media searches, among other sources.

The fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The fund is expected to be highly diversified across industries, sectors, and countries. The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.
In implementing these investment strategies, the fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives, the fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component or Other Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
    >     Heather Bergman, Ph.D., Senior Portfolio Manager and Managing Director, Virtus Multi-Asset, of VIA, has managed the fund since 2017.
    >     Paul Pietranico, CFA, Senior Managing Director and Chief Investment Officer, Virtus Multi-Asset, of VIA, has managed the fund since 2009.
    >     Kunal Ghosh, Senior Managing Director and Chief Investment Officer, Virtus Systematic, of VIA, has managed the Equity Sleeve of the fund since July 2022.
    >     David Torchia, Senior Portfolio Manager and Managing Director of VIA, has managed the Fixed Income Sleeve of the fund since July 2022.
In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 87 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective through a combination of active allocations across asset classes and actively managed strategies within those asset classes. The fund allocates its investments across asset classes in response to changing market, macroeconomic, and other factors and events that the portfolio managers believe may affect the value of the fund’s investments. To gain exposure to different asset classes, the fund incorporates actively managed underlying strategies, both directly through dedicated teams managing separate sleeves of the fund and indirectly through investments in affiliated mutual funds, as well as through passive strategies. Under normal circumstances, the fund invests directly and indirectly in global equity securities, fixed-income securities, and long and short positions using derivatives across multiple asset classes. The fund may also invest in exchange-traded funds (“ETFs”), unaffiliated mutual funds, other pooled vehicles and derivative instruments such as futures, among others. The fund’s actively managed underlying strategies incorporate environmental, social and governance (“ESG”) factors into the selection of individual securities, and the portfolio managers also consider ESG factors in the construction of the overall portfolio. The fund’s allocations to different strategies and instruments are expected to vary over time and from time to time.

The fund’s baseline long-term allocation consists of 60% to global equity exposure (the “Equity Component”) and 40% to fixed income exposure (the “Fixed Income Component”), which is also the allocation of the blended benchmark against which the fund’s portfolio is managed. The Equity Component can include direct or indirect exposure to equity securities of any market capitalization, any sector and from any country, including emerging markets. The fund expects to invest a significant portion of the Equity Component into Virtus NFJ Global Sustainability Fund, an affiliated mutual fund. The Fixed Income Component primarily consists of direct or indirect exposure to fixed income securities from any sector, of any credit-quality including high yield bonds, from any part of the capital structure including loans, preferred securities and convertibles, denominated in any currency and issued by any country including emerging markets. Within the Fixed Income Component, the allocation to high-yield bonds, senior loans, preferred securities, convertibles and emerging market debt will not exceed 30% of the fund’s assets on a gross exposure basis. Separately, the fund will also invest in non-U.S. currencies and take FX positions through derivatives, both long and short.
The portfolio managers may also invest up to 10% of the portfolio in any other asset class that falls outside of the Equity Component and the Fixed-Income Component, which constitute the “Other Component.” Examples include, but are not limited to, derivatives on commodities. Other asset classes or investment strategies may be added at the portfolio managers’ discretion. The portfolio managers will typically over- or under-weight the fund’s portfolio against the baseline long-term allocation, depending on the portfolio managers’ view of the relative attractiveness of the investment opportunities available, which will change over time.
The portfolio managers analyze market cycles, economic cycles and valuations across asset classes, which may cause them to adjust the fund’s exposures to individual holdings and asset classes. Under normal circumstances, based on the portfolio managers’ assessment of market conditions, the Equity Component is expected to range between approximately 50% and 70% of the fund’s assets, the Fixed Income Component is expected to range between approximately 20% and 60% of the fund’s assets and the Other Component may range between 0% and 10% of the fund’s assets. As a result of its derivative positions, the fund may have gross investment exposures in excess of 100% of its net assets (i.e., the fund may be leveraged) and therefore subject to heightened risk of loss. The fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not directly or indirectly own those underlying assets or indices.
The portfolio managers adjust the fund’s exposure to the Equity Component, the Fixed Income Component, and the Other Component in response to changes in their views based on their analysis of market, macroeconomic and other factors. In conjunction with their asset class analysis the portfolio managers seek to gain exposure to desired asset classes primarily through actively managed underlying strategies that apply ESG factors (including the strategy employed by Virtus NFJ Global Sustainability Fund within the Equity Component) and passive ESG ETFs and futures. They also consider ESG factors in the construction of the overall portfolio. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact.
Within the Fixed Income Component limits described above, the fund intends to make use of an integrated ESG security selection strategy (“U.S. Fixed Income Sleeve”) that is managed by a dedicated team of portfolio managers. This strategy focuses on investments in bonds, notes, other debt instruments and preferred securities, including derivatives relating to such investments. The portfolio managers invest in a diversified portfolio of high-quality bonds that generates return primarily through security selection and sector rotation with an investment grade focus. The U.S. Fixed Income Sleeve may also invest in high yield debt (commonly known as “junk bonds”). The strategy is based on bottom-up fundamental credit research, which accounts for the potential financial impact of ESG issues facing corporations and therefore considers ESG factors alongside financial factors in the security selection and overall risk management process. Portfolio managers have the ability to weight risks relative to market compensation and relative to corporate strategies that seek to address identified ESG concerns.
As a portion of the Equity Component described above, the fund intends to make use of a managed volatility strategy that focuses on investments in globally diverse equity securities, including emerging market equities (“Managed Volatility Sleeve”), and is managed by a dedicated team of portfolio managers. The sleeve’s strategy focuses on the overall management of portfolio volatility and favors stocks that demonstrate lower beta. The portfolio managers apply an investment constraint requiring that the weighted average of the MSCI “E,”“S” and “G” scores of the individual securities within the Managed Volatility Sleeve is higher at the time of purchase than that of the benchmark, the MSCI All Country World Index. The ESG evaluation process incorporates scores based on company sustainability disclosure, government and academic data and media searches, among other sources.

The fund may invest in any type of equity or fixed income security, including common and preferred stocks, warrants and convertible securities, mortgage-backed securities, asset-backed securities and government and corporate bonds. The fund may invest in fixed income securities of any maturity. The fund may invest in securities of companies of any capitalization, including smaller capitalization companies. The fund also may make investments intended to provide exposure to one or more commodities or securities indices, currencies, and real estate-related securities. The fund is expected to be highly diversified across industries, sectors, and countries. The fund may liquidate a holding if it locates another instrument that offers a more attractive exposure to an asset class or when there is a change in the fund’s target asset allocation or allocation among dedicated sleeves, or if the instrument is otherwise deemed inappropriate.
In implementing these investment strategies, the fund may make substantial use of over-the-counter (OTC) or exchange-traded derivatives, including futures contracts, interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the fund, currency forwards, and structured notes. The fund may use derivatives for a variety of purposes, including: as a hedge against adverse changes in the market price of securities, interest rates, or currency exchange rates; as a substitute for purchasing or selling securities; to increase the fund’s return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. When making use of volatility-linked derivatives, the fund will enter into instruments such as variance swaps, volatility futures and similar volatility instruments that reference indexes representing targeted asset classes, such as variance swaps on the S&P 500 Index or on the Euro Stoxx 50 Index. Derivatives positions are eligible to be held in any of the Equity Component, the Fixed Income Component or Other Component of the fund. The fund may maintain a significant percentage of its assets in cash and cash equivalents which will serve as margin or collateral for the fund’s obligations under derivative transactions.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be removed.
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted.
The row referencing the Fund in the table listing subadvisory fee rates on page 126 of the statutory prospectus and the paragraph following the table will be deleted.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and replaced with a new section for VIA as follows.
VIA
Virtus Global Allocation Fund	Heather Bergman, Ph.D. (since 2017) Paul Pietranico, CFA (since 2009) Kunal Ghosh (Equity Sleeve) (since 2022) David Torchia (Fixed Income Sleeve) (since 2022)
Heather Bergman, Ph.D. Ms. Bergman is a Senior Portfolio Manager and Managing Director, Virtus Multi- Asset, with Virtus Investment Advisers, Inc. As a member of the Multi-Asset Team, she manages Active Allocation strategies and investment functions around the 529 portfolios. She also focuses on the due diligence efforts into the underlying investment strategies in the US for both internal and external managers and actively contributes to the team’s Fundamental Research. She has 14 years of investment industry experience. Previously, she was a portfolio manager and a director with Allianz Global Investors, which she joined in 2011. Ms. Bergman previously taught at UCLA. Before that, she was an analyst at a global hedge fund. Ms. Bergman has a B.A. from Georgetown University, an M.A. from Columbia University and a Ph.D. in international political economy from the University of California, Los Angeles.
Paul Pietranico, CFA. Mr. Pietranico is a Senior Managing Director and Chief Investment Officer, Virtus Multi-Asset, with Virtus Investment Advisers, Inc. He is a portfolio manager on active allocation, multi asset income and unconstrained multi asset strategies. Paul has investment industry experience since 1995. Previously, he was a Director and Senior Portfolio Manager, Allianz Global Investors Multi Asset US, which he joined in 2005, and where he was a member of the global team’s Fundamental Multi Asset Investment Committee and co-head of the Fixed Income working group. He previously worked at Charles Schwab & Co. in the Schwab Center for Investment Research, focusing on asset allocation, manager research and quantitative modeling. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science, and an M.S. in engineering economic systems and operations research from Stanford University. He is a CFA charterholder.

Kunal Ghosh. Mr. Ghosh is a Senior Managing Director and Chief Investment Officer, Virtus Systematic, with Virtus Investment Advisers, Inc., which he joined in 2022. He has 17 years of investment-industry experience. Previously, he was a managing director and head of the Systematic team with Allianz Global Investors. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.
David Torchia. Mr. Torchia is a portfolio manager and head of multi-sector credit strategies/investment grade at Stone Harbor Investment Partners, and Senior Portfolio Manager and Managing Director with Virtus Investment Advisers Inc. Prior to joining Stone Harbor Investment Partners in 2006, Mr. Torchia was a Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management. Previously, he served as a portfolio manager and investment policy committee member at Salomon Brothers Asset Management and as a manager of structured portfolios for the bond portfolio analysis group at Salomon Brothers Inc. Mr. Torchia earned a B.S. in industrial engineering from the University of Pittsburgh and an M.B.A in finance from Lehigh University. He began working in the investment industry in 1984.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Global Allocation Sub Changes (7/2022)

Virtus Global Sustainability Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus Global Sustainability Fund (the “Fund”) will be effective July 25, 2022.
     •    NFJ Investment Group, LLC (“NFJ”), an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
     •    R. Burns McKinney, CFA, John R. Mowrey, CFA, Thomas W. Oliver, CFA, CPA, Jeff N. Reed, CFA and J. Garth Reilly will be added as portfolio managers of the Fund.
     •    Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, accordingly, all references to AllianzGI U.S. as subadviser of the Fund and all references to Robbie Miles, CFA and Gunnar Miller as portfolio managers of the Fund will be removed from the prospectuses.
     •    The Fund will be renamed the Virtus NFJ Global Sustainability Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 2 under the table in “Fees and Expenses” will be replaced with the following:
(2) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.94% for Class As hares, 0.69% for Institutional Class shares and 0.79% for Class P shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of September 30, 2021, the capitalization weighting of non-U.S. securities in the Index was approximately 57.66%. The fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the fund’s investments across geographic regions and economic sectors. The fund intends, but is not required, to hold stocks that are not included in the benchmark index. The fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).

The portfolio managers begin with an investment universe comprised of more than 5,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company- specific research and quantitative analysis. The portfolio managers utilize a sector analysis to screen out issuers based on revenue from sectors such as tobacco, thermal coal, alcohol, gambling and weapons.
The portfolio managers use a proprietary ESG model scoring to evaluate and rate the securities in the investment universe. The portfolio managers believe that there are long-term benefits in an investment philosophy that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the fund’s portfolio in stocks that they rate as best-in-class (i.e., NFJ ESG rated AAA, AA or A) and avoid stocks rated worst-in-class (i.e., NFJ rated B and CCC), although the portfolio managers maintain discretion to invest from time to time in companies with minimum ESG scores and to exclude companies with high ESG scores from the fund’s portfolio.
The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; and a strong record of capital discipline. The portfolio managers then seek to identify attractively-valued quality companies that exhibit growth characteristics. The portfolio managers construct the fund’s portfolio with the expectation that stock-specific risk will drive the fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the fund.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is NFJ Investment Group, LLC (“NFJ”).
Portfolio Management
    >     R. Burns McKinney, CFA, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the Fund since July 2022.
    >     John R. Mowrey, CFA, senior portfolio manager, analyst, executive managing director, and Chief Investment Officer for the NFJ Investment team, has managed the Fund since July 2022.
    >     Thomas W. Oliver, CFA, CPA, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the Fund since July 2022.
    >     Jeff N. Reed, CFA, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the Fund since 2022.
    >     J. Garth Reilly, senior portfolio manager, analyst, and managing director for the NFJ Investment team, has managed the Fund since 2022.

In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 94 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The fund normally invests primarily in equity securities of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index (the “Index”) drops below 45%, the fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Index as of the most recently published month-end composition. As of June 30, 2022, the capitalization weighting of non-U.S. securities in the Index was approximately 48.5%. The fund is not managed with reference to the Index, and its primary performance benchmark is the MSCI ACWI. The portfolio managers intend to diversify the fund’s investments across geographic regions and economic sectors. The fund intends, but is not required, to hold stocks that are not included in the benchmark index. The fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The fund may achieve its exposure to non-U.S. securities either directly or through depository receipts such as Global Depositary Receipts (GDRs).
The portfolio managers begin with an investment universe comprised of more than 5,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis. The portfolio managers utilize a sector analysis to screen out issuers based on revenue from sectors such as tobacco, thermal coal, alcohol, gambling and weapons.
The portfolio managers use a proprietary ESG scoring model to evaluate and rate the securities in the investment universe. Based on this proprietary ESG scoring model, companies’ ESG practices and risk factors are considered as part of the investment process, namely for the purposes of identifying tail risk factors (i.e., low probability factors that could have an outsized negative effect on performance) arising from a company’s ESG practices and understanding how a company’s ESG risk factors might affect the company and its performance. The portfolio managers believe that there are long-term benefits in an investment approach that attaches material weight to certain issues that receive less attention from traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The portfolio managers also believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact and that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences. With respect to ESG factors, the portfolio managers will aim to invest the majority of the fund’s portfolio in stocks that they rate as best-in-class (i.e., NFJ ESG rated AAA, AA, or A) and avoid stocks rated worst-in-class (i.e., NFJ ESG rated B or CCC ), although the portfolio managers maintain discretion to invest from time to time in companies with minimum ESG scores and to exclude companies with high ESG scores from the fund’s portfolio.
The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In identifying potential investments, the portfolio managers ordinarily look for companies that exhibit some or all of the following characteristics: a strong record with respect to ESG factors; a demonstrated record of ESG risk management; long-term competitive advantage; a strong balance sheet; high barriers to entry in the company’s industry or area of business; and a strong record of capital discipline. The portfolio managers then seek to identify attractively-valued quality companies that exhibit growth characteristics. The portfolio managers construct the fund’s portfolio with the expectation that stock-specific risk will drive the fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 40 to 60 stocks for the fund.
In connection with the portfolio managers’ ESG-related investments, the fund may engage in a variety of activities as a shareholder in certain portfolio companies. These activities are intended to raise issues related to ESG factors with the management of certain portfolio companies and to protect long-term investor interests. The Manager’s actions are also intended to encourage more sustainable governance policies, financial markets and corporate practices in keeping with the fund’s focus on issues related to ESG factors. In seeking to accomplish these goals, the fund may engage in active share ownership of its portfolio companies, including by initiating or supporting shareholder resolutions, voting shareholder proxies and engaging in dialogue with the management.

The portfolio managers regularly monitor the ESG ratings of individual holdings, and the risk and return profile of the portfolio, and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available. The fund typically does not seek to hedge its exposure to securities denominated in non-U.S. dollar currencies but retains the flexibility to do so at any time.
The fund may invest in equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus NFJ Global Sustainability Fund	NFJ
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added to the NFJ section as follows.
Virtus NFJ Global Sustainability Fund	R. Burns McKinney, CFA (since July 2022) John R. Mowrey, CFA (since July 2022) Thomas W. Oliver, CFA, CPA (since July 2022) Jeff N. Reed, CFA (since July 2022) J. Garth Reilly (since July 2022)
R. Burns McKinney, CFA. Mr. McKinney is a managing director and a senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager of the NFJ Dividend Value and NFJ International Value strategies. He has been quoted and featured in a number of national publications, including the Wall Street Journal and Barron’s, and has been a featured guest on CNBC and Bloomberg TV. Prior to joining NFJ in 2006, Mr. McKinney was an equity analyst at Evergreen Investments, an investment banking analyst at Alex. Brown & Sons, a vice president in equity research at Merrill Lynch, and an equity analyst at Morgan Stanley. Mr. McKinney earned a B.A. in economics from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania. He is a Chartered Financial Analyst®(CFA®) charterholder. He began his career in the investment industry in 1996.
John R. Mowrey, CFA. Mr. Mowrey is an executive managing director, senior portfolio manager/analyst, and chief investment officer of NFJ Investment Group, responsible for the overall investment policy for all value equity portfolios, hiring new talent, and building out the team’s investment capabilities. He serves as co-lead portfolio manager for the NFJ Mid Cap Value, NFJ Small Cap Value, NFJ Emerging Markets Value, and NFJ Infrastructure Income strategies. Mr. Mowrey joined NFJ in 2007 and has been quoted and featured in a number of national publications, including Barron’s, Kiplinger and MarketWatch, and has been a featured guest on CNBC. He earned a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2007.
Thomas W. Oliver, CFA, CPA. Mr. Oliver is a managing director and senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager of the NFJ Dividend Value, NFJ Large Cap Value and NFJ All Cap Value strategies. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems and an auditor at Deloitte & Touche. Mr. Oliver earned a B.B.A. and an M.B.A. from the University of Texas. He is a Chartered Financial Analyst® (CFA®) charterholder and has his Certified Public Accountant (CPA) designation. He began his career in the investment industry in 1995.

Jeff N. Reed, CFA. Mr Reed is a managing director and senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager of the NFJ Dividend Value, NFJ Large Cap Value and NFJ All Cap Value strategies. Prior to joining NFJ in 2007, Mr. Reed was a credit analyst at Frost Bank. Mr. Reed earned a B.B.A. in finance and e-business from Texas Christian University and an M.B.A. from the University of Texas, McCombs School of Business. He is currently enrolled in the Master of Science in Data Science program with a specialization in machine learning at Southern Methodist University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2004.
J. Garth Reilly. Mr. Reilly is a managing director and senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager/analyst of the NFJ Emerging Markets Value, NFJ International Value, and NFJ Infrastructure Income strategies. Prior to joining NFJ in 2005, he was an intern at Luther King Capital Management and Citigroup Alternative Investments. Mr. Reilly earned a B.A. in political economy from Princeton University and an M.B.A. from Southern Methodist University. He began his career in the investment industry in 2005.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Global Sustainability Sub Changes (7/2022)

Virtus High Yield Bond Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus High Yield Bond Fund (the “Fund”) will be effective July 25, 2022.
     •    Seix Investment Advisors (“Seix”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
     •    James FitzPatrick, CFA and Michael Kirkpatrick will be added as portfolio managers of the Fund.
     •    Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, accordingly, all references to AllianzGI U.S. as subadviser of the Fund and all references to Justin Kass, CFA, David J. Oberto and Michael E. Yee as portfolio managers of the Fund will be removed from the prospectuses.
     •    The Fund will be renamed the Virtus Seix High Yield Income Fund
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 2 under the table in “Fees and Expenses” will be replaced with the following:
(2) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.12% for Class A shares, 0.83% for Institutional Class shares, 0.80% for Class P shares and 1.00% for Administrative Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Seix Investment Advisors (“Seix”), an operating division of Virtus Fixed Income Advisers, LLC, a division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.
Portfolio Management
    >     James FitzPatrick, CFA, Managing Director and Portfolio Manager of Seix, has co-managed the fund since July 2022.
    >     Michael Kirkpatrick, Managing Director and Senior Portfolio Manager of Seix, has co-managed the fund since July 2022.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Seix High Yield Income Fund	Seix

Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Seix.
Virtus Fixed Income Advisers, LLC, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its divisions, Newfleet Asset Management and Seix Investment Advisors, in subadvising funds described herein. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.
The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of May 31, 2022, the Seix division of VFIA had approximately $15.9 billion in assets under management.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Seix as follows.
Virtus Seix High Yield Income Fund	James FitzPatrick, CFA (since July 2022) Michael Kirkpatrick (since July 2022)
James FitzPatrick. Mr. FitzPatrick joined Seix Investment Advisors, Inc., the predecessor to Seix, in 1997 and serves as Portfolio Manager, Managing Director and Head of Leveraged Finance Trading. He has worked in investment management since 1996.
Michael Kirkpatrick. Mr. Kirkpatrick joined Seix Investment Advisors, Inc., the predecessor to Seix, in 2002 and serves as Senior Portfolio Manager, Managing Director and Senior High Yield Research Analyst primarily covering the Gaming and Finance sectors. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1991.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 High Yield Income Sub Changes (7/2022)

Virtus International Small-Cap Fund, a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus International Small-Cap Fund (the “Fund”) will be effective July 25, 2022.
     •    Virtus Investment Advisers, Inc. (“VIA”), the investment adviser of the Fund, will manage the Fund directly.
     •    Kunal Ghosh and Lu Yu, CFA, CIPM will be added as portfolio managers of the Fund.
     •    Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and all references to AllianzGI U.S., as subadviser of the Fund, and to Heinrich Ey, Bjoern Mehrmann, Koji Nakatsuka, Andrew Neville, Miguel Pohl and Stuart Winchester, as portfolio managers of the Fund, will be removed from the prospectuses.
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.04% for Institutional Class shares, 1.10% for Class P shares and 1.00% for Class R6 shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI ACWI ex US Small Cap Index. Under normal market and other conditions, the fund expects to maintain a weightedaverage market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI ACWI ex US Small-Cap Index, which as of September 30, 2021 would permit the fund to maintain a weighted-average market capitalization ranging from $1.2billion to $3.5 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country).
Members of the portfolio management team believe that behavioral biases of investors contribute to market inefficiencies. Their quantitative investment process begins with a proprietary investment-return forecasting model which combines behavioral factors (which seek to capitalize on human behavioral biases (i.e., systematic tendencies)

from financial analysts, company management and investors), with intrinsic and valuation factors (which are expected to provide tangible measures of a company’s true worth). The portfolio managers integrate this multi-factor approach with a proprietary risk model to form the basis of portfolio construction, with constraints at the individual security, country and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on an individual company level to confirm the investment rationale and suitability before a purchase or sale.
In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest in securities issued in initial public offerings (IPOs), real estate investment trusts (“REITs”) and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
    >     Kunal Ghosh, Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, of VIA, has managed the fund since July 2022.
    >     Lu Yu, CFA, CIPM, Lead Portfolio Manager and Managing Director, Virtus Systematic, of VIA, has managed the fund since July 2022.
In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 97 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund currently defines companies with smaller market capitalizations as those with market capitalizations comparable to companies included in the MSCI ACWI ex US Small-Cap Index (between $15.0 million and $7.5 billion as of June 30, 2022). Under normal market and other conditions, the fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI ACWI ex US Small Cap Index, which as of June 30, 2022 would permit the fund to maintain a weighted-average market capitalization ranging from $1.2 billion to $3.5 billion. The fund normally invests principally in securities of issuers located outside the United States and allocates its investments among at least eight different countries. The fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country).
Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered for purposes of the investment process, based in part on a proprietary ESG scoring model.
Members of the portfolio management team believe that behavioral biases of investors contribute to market inefficiencies. Their quantitative investment process begins with a proprietary investment-return forecasting model which combines behavioral factors (which seek to capitalize on human behavioral biases (i.e., systematic tendencies) from financial analysts, company management and investors), with intrinsic and valuation factors (which are expected to provide tangible measures of a company’s true worth). The portfolio managers integrate this multi-factor approach with a proprietary risk model to form the basis of portfolio construction, with constraints at the individual security, country and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on an individual company level to confirm the investment rationale and suitability before a purchase or sale.
In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest in securities issued in initial public offerings (IPOs), real estate investment trusts (“REITs”) and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The fund typically does not engage in active hedging of currency but retains flexibility to do so depending on market performance. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be removed.
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted.
The row referencing the Fund in the table listing subadvisory fee rates on page 126 of the statutory prospectus and the paragraph following the table will be deleted.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and replaced with a new section for VIA as follows.
VIA
Virtus International Small-Cap Fund	Kunal Ghosh (since July 2022) Lu Yu, CFA, CIPM (since July 2022)
Kunal Ghosh. Mr. Ghosh is a Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, with Virtus Investment Advisers, Inc., which he joined in 2022. He has 17 years of investment-industry experience. Previously, he was a managing director and head of the Systematic team with Allianz Global Investors. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.
Lu Yu, CFA, CIPM. Ms. Yu, CFA, CIPM, is a Senior Portfolio Manager and Managing Director, Virtus Systematic, with Virtus Investment Advisers, Inc. which she joined in July 2022. She has 18 years of investment-industry experience. Previously, Ms. Yu was a managing director and had portfolio-management and research responsibilities for the Systematic team with Allianz Global Investors. She was previously a risk analyst for Provident Advisors LLC. Ms. Yu has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore. She holds CFA and CIPM designations.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 ISC Sub Changes (7/2022)

Virtus Short Duration High Income Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus Short Duration High Income Fund (the “Fund”) will be effective July 25, 2022.
•  Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
•  David L. Albrycht, CFA, William Eastwood, CFA, Eric Hess, CFA, Kyle Jennings, CFA and Francesco Ossino will be added as portfolio managers of the Fund.
•  Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and accordingly, all references to AllianzGI U.S., as subadviser of the Fund, and to James Dudnick, CFA, Steven Gish, CFA, and Justin Kass, CFA, as portfolio managers of the Fund, will be removed from the prospectuses.
•  The Fund will be renamed the Virtus Newfleet Short Duration High Income Fund
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 2 under the table in “Fees and Expenses” will be replaced with the following:
(2) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.86% for Class A shares, 1.11% for Class C shares, 0.60% for Institutional Class shares, 0.65% for Class P shares and 0.55% for Class R6 shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality) (sometimes referred to as “high-yield securities” or “junk bonds”), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
The fund may invest up to 20% of its assets in bank loans. The fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The fund invests in high yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation.
The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
> Debt Instruments Risk. Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
> High-Yield Fixed Income Securities (Junk Bonds) Risk. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.
> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
> Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
> Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.
> Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.
> Bank Loan Risk. In addition to the risks typically associated with high-yield fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
> Confidential Information Access Risk. The fund’s Manager normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of privately placed instruments (which may include Senior Loans, other bank loans and related investments), because such issuers may have or later issue publicly traded securities, and thus the fund may be disadvantaged in comparison to other investors who have received Confidential Information from such issuers.
> Counterparty Risk. A counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the fund.

> Derivatives Risk. Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.
> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.
> Leverage Risk. When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.
> Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.
> Mortgage-Backed and Asset-Backed Securities Risk. Changes in interest rates may cause both extension and prepayment risks for mortgage-backed and asset-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the fund.
> Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.
> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.
> Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
> Unrated Fixed Income Securities Risk. If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.
> US Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.
> Variable Distribution Risk. Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Newfleet Asset Management (“Newfleet”), an operating division of Virtus Fixed Income Advisers, LLC, an affiliate of VIA.
Portfolio Management
> David L. Albrycht, CFA, Newfleet Division President and Chief Investment Officer, & senior portfolio manager of Newfleet, has managed the fund since July 2022.
> William Eastwood, CFA, senior managing director, portfolio manager and head of trading of Newfleet, has managed the fund since July 2022.
> Eric Hess, CFA, senior managing director, portfolio manager and high yield sector head of Newfleet, has managed the fund since July 2022.

> Kyle Jennings, CFA, senior managing director and head of credit research of Newfleet, has managed the fund since July 2022.
> Francesco Ossino, senior managing director, senior portfolio manager, and bank loan sector head of Newfleet, has managed the fund since July 2022.
In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 100 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Manager to be of comparable quality)(sometimes referred to as “high-yield securities” or “junk bonds”), while maintaining an average duration of less than three years, and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates. Generally, the longer the duration of the fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
The fund may invest up to 20% of its assets in bank loans. The fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The fund will invest less than 10% of its net assets in securities rated CCC or below utilizing the highest rating of any Nationally Recognized Statistical Rating Organization..
The fund invests in high yield securities and bank loans, seeking to generate investment income while protecting from adverse market conditions and prioritizing capital preservation. The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading. The fund will generally overweight those sectors and industries where the subadviser identifies well-valued companies whose business profiles are viewed to be improving. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers seek to construct a portfolio with lower volatility than the broader high yield market in part through the fund’s approach to duration and credit quality. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in highquality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 104 of the statutory prospectus will be amended by changing the entries for the fund to reflect an “X” in the row for each of Mortgage-Backed and Asset-Backed Securities, Prepayment/Call, Unrated Fixed Income Securities, and US Government Securities, thereby indicating that those are the listed risks applicable to the fund, and removing the “X” in the row for each of Allocation and Focused Investing.

The following is also added after the bulleted list on page 111 of the statutory prospectus:
     •     Unrated Fixed Income Securities. A fund’s subadviser has the authority to make determinations regarding the quality of unrated fixed-income securities for the purposes of assessing whether they meet the fund’s investment restrictions. However, analysis of unrated securities is more complex than that of rated securities, making it more difficult for the subadviser to accurately predict risk. Unrated fixed income securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities, making it more difficult to sell unrated securities.
     •    U.S. Government Securities. Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase, and in fact, the market values of such obligations may fluctuate. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Newfleet Short Duration High Income Fund	Newfleet
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Newfleet.
Virtus Fixed Income Advisers, LLC, an affiliate of VIA, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its divisions, Newfleet Asset Management and Seix Investment Advisors, in subadvising funds described herein. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.
The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. As of May 31, 2022, the Newfleet division of VFIA had approximately $8.9 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Newfleet as follows.
Virtus Newfleet Short Duration High Income Fund	David L. Albrycht, CFA (since July 2022) William J. Eastwood, CFA (since July 2022) Eric Hess, CFA (since July 2022) Kyle A. Jennings, CFA (since July 2022) Francesco Ossino (since July 2022)
David L. Albrycht, CFA. Mr. Albrycht is President and Chief Investment Officer at Newfleet. Prior to joining Newfleet Asset Management, LLC, the predecessor to Newfleet, in 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, which at the time was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income and variable investment options as well as two closed-end funds.
William J. Eastwood, CFA. Mr. Eastwood is a Senior Managing Director and Head of Trading at Newfleet with trading responsibilities primarily for leveraged finance. In addition, Mr. Eastwood is co-portfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Mr. Eastwood joined Newfleet Asset Management, LLC, the predecessor to Newfleet, in 2011 as a senior fixed income trader. Prior thereto, he served as a senior fixed income trader at several firms, including Neuberger Berman, PPM America, and Phoenix Investment Counsel.

Eric Hess, CFA. Mr. Hess is a Managing Director, Credit Analyst and Sector Head of High Yield Credit at Newfleet. He is also responsible for the oil and gas, power, and utility industries. In addition, Mr. Hess is coportfolio manager of the Newfleet High Yield and Flexible Credit strategies in both separately managed and pooled vehicles, as well as mutual funds, through a number of subadvisory relationships. Prior to joining Newfleet Asset Management, LLC, the predecessor to Newfleet, in 2011, Mr. Hess was on the fixed income team at Goodwin Capital Advisers. He joined Goodwin Capital’s corporate credit research group in 2010. Prior to joining Goodwin, he was a credit analyst for The Travelers Companies.
Kyle A. Jennings, CFA. Mr. Jennings is Senior Managing Director and Head of Credit Research at Newfleet (since 2011). Prior to joining Newfleet, Mr. Jennings was Managing Director of Goodwin. Previously, he was associated with VIA, which at the time was an affiliate of Goodwin, and has been a member of the corporatefixed income strategies of Newfleet. He has over 20 years of investment experience.
Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Newfleet Asset Management, LLC, the predecessor to Newfleet, in August 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004 to 2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002 to 2004), HVB Bank (2000 to 2002) and FleetBoston Financial (1996 to 2000).
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Short Duration Sub Changes (7/2022)

Virtus Duff & Phelps Water Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective August 22, 2022, Evan Lang, CFA, has been added as a portfolio manager to Virtus Duff & Phelps Water Fund (the “Fund”).
The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:
    >     Evan Lang, CFA, Managing Director and Senior Research Analyst of Duff & Phelps. Mr. Lang has served as a Portfolio Manager of the fund since August 2022.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the row for the Fund in the table under the subheading “Duff & Phelps” is hereby replaced with the following:
Virtus Duff & Phelps Water Fund	David D. Grumhaus, Jr. (since July 2022) Evan Lang, CFA (since August 2022)
The portfolio manager biographies under the referenced table are hereby amended by adding the following for Mr. Lang:
Evan Lang, CFA. Mr. Lang is a Managing Director and Senior Research Analyst of Duff & Phelps. Mr. Lang has served as a Portfolio Manager of the fund since August 2022. Prior to joining Duff & Phelps in August 2022, Mr. Lang was a research analyst (since 2014) and portfolio manager at TortoiseEcofin (since 2020) where he managed a sustainable global water strategy.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Water Fund PM Changes (8/2022)

Virtus Water Fund,
a series of Virtus Strategy Trust
(Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Strategy Trust dated January 28, 2022, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Strategy Trust (the “Trust”), for the Virtus Water Fund (the “Fund”), will be effective July 25, 2022.
     •    Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
     •    David D. Grumhaus, Jr. will be added as portfolio manager of the Fund.
     •    Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund. Accordingly, all references to AllianzGI U.S. as subadviser of the Fund and to Andreas Fruschki, CFA, as portfolio manager of the Fund, will be removed from the prospectuses.
     •    The Fund will be renamed the Virtus Duff & Phelps Water Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 2 under the table in “Fees and Expenses” will be replaced with the following:
(2) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.22% for Class A shares, 1.97% for Class C shares, 0.93% for Institutional Class shares and 0.94% for Class P shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices, or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. Waterrelated activities consist of those that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the fund may from time to time consider to qualify as

“water-related activities” will change as markets, technologies and investment practices develop. The portfolio managers intend to diversify the fund’s investments across geographic regions. Under normal market conditions, the fund will typically invest (i) between 45%- 75% of its total assets in U.S. securities, (ii) between 20%-45% of its total assets in European securities, and (iii) up to 25% of its total assets in Asia and other geographies. The fund may invest in emerging market securities.
The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers. The portfolio managers consider the level of active contribution to the improvement of water resource management during the stock selection process.
Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered as the portfolio managers believe this enhances the investment process.
The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, and warrants), the fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Duff & Phelps Investment Management Co. (“Duff & Phelps”), an affiliate of VIA.
Portfolio Management
> David D. Grumhaus, Jr., President and Chief Investment Officer, Senior Portfolio Manager and Head of Infrastructure Group of Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since July 2022.
In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 101 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the NASDAQ OMX US Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. Waterrelated activities consist of those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include, but are not limited to, the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The fund’s portfolio managers are not constrained by capitalization limitations. In addition, the fund has adopted a fundamental policy to concentrate more than 25% of its total assets in the water-related resources sector. The portfolio managers intend to diversify the fund’s investments across geographic regions. Under normal market conditions, the fund will typically invest (i) between 45%-75% of its total assets in U.S. securities, (ii) between 20%-45% of its total assets in European securities, and (iii) up to 25% of its total assets in Asia and other geographies. The fund may invest in emerging market securities. The fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the fund, the portfolio managers may look for several of the following characteristics: higher than average sustainable growth; substantial capacity for growth of revenue and earnings; superior management; alignment to select United Nations Sustainable Development Goals (SDG’s) and other comparable societal goals; strong commitment to research and product development; and differentiated or superior product offerings addressing the structural demand drivers.
Companies’ Environmental, Social and Corporate Governance (“ESG”) practices are also considered as the portfolio managers believe this enhances the investment process.
The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio managers typically select approximately 25 to 50 securities for the fund.
The fund may utilize foreign currency exchange contracts, options and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may not achieve its investment objective when it does so.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Duff & Phelps Water Fund	Duff & Phelps
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, a paragraph will be added with the following disclosure for Duff & Phelps.
Duff & Phelps, an affiliate of VIA, is located at 200 South Wacker Drive, Suite 500, Chicago, IL 60606. Duff & Phelps acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business or more than 70 years. Duff & Phelps manages approximately $11.7 billion as of June 30, 2022, of which $11.7 billion is regulatory assets under management and $1 million is model/emulation assets under contract. Model/emulation assets refer to assets that Duff & Phelps is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
In the Portfolio Management Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Duff & Phelps as follows.
Virtus Duff & Phelps Water Fund	David D. Grumhaus, Jr (since July 2022)
David D. Grumhaus, Jr. Mr. Grumhaus, President, and Chief Investment Officer of Duff & Phelps. Mr. Grumhaus has served as a Portfolio Manager of the fund since July 2022. Prior to joining Duff & Phelps in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co., and William Blair & Company, LLC. Mr. Grumhaus began his career in the investment industry in 1989.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated January 28, 2022, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VST 8060 Water Fund Sub Changes (7/2022)

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VIRTUS STRATEGY TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kevin J. Carr, Senior Vice President, and Assistant Secretary
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8068	11-22

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

•

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended September 30, 2021 and September 30, 2022 are $297,700 and $208,131, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended September 30, 2021 and September 30, 2022 are $93,577 and $44,273, respectively. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended September 30, 2021 and September 30, 2022 are $68,370 and $52,804, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended September 30, 2021 and September 30, 2022 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Strategy Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended September 30, 2021 and September 30, 2022 are $161,947 and $252,404, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Strategy Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 11/30/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 11/30/2022

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 11/30/2022

*	Print the name and title of each signing officer under his or her signature.